UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO ETF Trust

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 400-4383

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO ETF Trust

Your Global Investment Authority

PIMCO ETF Trust

Annual Report

June 30, 2013

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO Broad U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Australia Bond Index Exchange-Traded Fund

PIMCO Canada Bond Index Exchange-Traded Fund

PIMCO Germany Bond Index Exchange-Traded Fund

Actively Managed Exchange-Traded Funds

PIMCO Build America Bond Exchange-Traded Fund

PIMCO Enhanced Short Maturity Exchange-Traded Fund

PIMCO Foreign Currency Strategy Exchange-Traded Fund

PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Exchange-Traded Fund

PIMCO Short Term Municipal Bond Exchange-Traded Fund

PIMCO Total Return Exchange-Traded Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		3
Expense Examples		25
Financial Highlights		28
Statements of Assets and Liabilities		32
Statements of Operations		35
Statements of Changes in Net Assets		38
Statement of Cash Flows		43
Notes to Financial Statements		100
Report of Independent Registered Public Accounting Firm		117
Federal Income Tax Information		118
Glossary		119
Management of the Trust		120
Privacy Policy		122
Approval of the Investment Management Agreement for the PIMCO Foreign Currency Strategy Exchange-Traded Fund		123

FUND	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	5	44
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	6	45
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	7	46
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	47
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	9	48
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	10	49
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	11	50
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	12	51
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	13	52
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	14	58
PIMCO Australia Bond Index Exchange-Traded Fund	15	62
PIMCO Canada Bond Index Exchange-Traded Fund	16	64
PIMCO Germany Bond Index Exchange-Traded Fund	17	65
PIMCO Build America Bond Exchange-Traded Fund	18	67
PIMCO Enhanced Short Maturity Exchange-Traded Fund	19	69
PIMCO Foreign Currency Strategy Exchange-Traded Fund	20	76
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	21	79
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	22	84
PIMCO Short Term Municipal Bond Exchange-Traded Fund	23	88
PIMCO Total Return Exchange-Traded Fund	24	91

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder:

Please find enclosed the Annual Report for the PIMCO ETF Trust covering the twelve-month reporting period ended June 30, 2013. On the following pages, you’ll find specific details on investment performance and a discussion of the factors that most affected performance.

Over most of the reporting period, intervention by the Federal Reserve (“Fed”) and other developed market central banks including the European Central Bank, Bank of England and Bank of Japan, largely succeeded in suppressing market volatility and encouraged investors to move into riskier assets such as equities and high yield bonds. As a result, prices on these asset classes rose considerably through April 2013, propped up by aggressive central bank policies rather than strong economic fundamentals.

However, conditions in financial markets deteriorated rapidly beginning in mid-May as investors reacted to signals by the Fed that it might begin to slow the pace of its asset purchases later this year. Fed Chairman Ben Bernanke outlined a plan for eventually tapering quantitative easing (“QE”) purchases of U.S. Treasuries and mortgage-backed securities (“MBS”) as the U.S. economy begins to meet certain growth targets. In particular, this shift in tone fueled a broad-based sell-off within fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

Highlights of the financial markets during our twelve-month reporting period include:

■

After reaching historic lows in July 2012, yields on U.S. Treasuries rose considerably beginning in mid-May through the end of the period primarily due to the possibility that the Fed would begin considering tapering its asset purchase program. As a result, bond markets sold off with yields increasing and bond prices declining. The benchmark ten-year U.S. Treasury note yielded 2.49% at the end of the reporting period, as compared to 1.64% on June 30, 2012.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted negative returns with the majority of the losses occurring in the last two months of the period when real rates rose following the Fed’s hawkish comments regarding a more aggressive than anticipated timeline for reducing accommodative policy. In addition, technical factors, such as liquidations by risk-parity type sellers amid heightened volatility and retail outflows, contributed to the sell-off. Breakeven inflation levels (or the difference between nominal and real yields) narrowed for shorter and intermediate maturities, but widened for longer maturities. In general, U.S. TIPS underperformed nominal U.S. Treasuries.

■

Global inflation-linked bonds (“ILBs”) showed mixed performance over the period. While most global ILBs suffered from weak demand for inflation protection, European ILBs were supported by the European Central Bank’s dovish Outright Monetary Transactions program that was announced earlier in the period.

■

Tax-exempt municipal bonds posted positive absolute returns over the period as demand outpaced supply. Select lower quality tax-exempt municipal sectors outperformed high-grade sectors as investors reached for yield by pushing further out the yield curve and down the credit spectrum. Taxable municipal bonds (or Build America Bonds) posted negative absolute returns, primarily due to the move to higher interest rates across the broader fixed income market as well as negative technical factors within the segment.

■

Despite increased market volatility and a dramatic rise in U.S. Treasury yields towards the latter part of the period, investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries as investor demand for risk assets remained elevated. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging.

PIMCO ETFs are designed to provide well-engineered solutions to meet a broad range of investor needs, offering access to PIMCO’s unique investment process and world-class portfolio management expertise in the ETF vehicle, which features portfolio transparency and intra-day pricing in a conveniently traded format. PIMCO ETFs include a range of actively-managed and Smart Passive strategies, providing investors access to a variety of sectors, geographical regions and investment objectives.

If you have any questions regarding your PIMCO ETF Trust investment, please contact your financial advisor, or call one of our shareholder associates at 888.400.4ETF (888.400.4383). We also invite you to visit our website at www.pimcoetfs.com to learn more about PIMCO ETFs.

Thank you again for the trust you have placed in PIMCO. We are privileged to serve you through our ETF offerings.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO ETF Trust July 25, 2013

2	PIMCO ETF TRUST

Important Information About the Funds

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. Treasury Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund, PIMCO Germany Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective and as a result may not hold all of the securities that are included in the underlying index. The PIMCO Build America Bond Exchange-Traded Fund, PIMCO Enhanced Short Maturity Exchange-Traded Fund, PIMCO Foreign Currency Strategy Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Exchange-Traded Fund, PIMCO Short Term Municipal Bond Exchange-Traded Fund and PIMCO Total Return Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

The Funds invest in particular segments of the securities markets, which are not representative of the broader securities markets. While we believe that bond funds have an important role to play in a well-diversified investment portfolio, an investment in a Fund alone should not constitute an entire investment program. It is important to note that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Funds are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to the Funds. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: market trading risk, limited issuance risk, interest rate risk, inflation-indexed security risk, credit risk, high yield risk, market risk, municipal bond risk, liquidity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, short sale risk, convertible securities risk, derivatives risk, issuer non-diversification risk, leveraging risk, management and tracking error risk, indexing risk, issuer risk, emerging markets risk, management risk, municipal project-specific risk, Australian securities risk, Canadian securities risk and German securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Index Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Index Fund. For example, a small investment in a derivative instrument may have a significant impact on an Index Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. An Index Fund may engage in such transactions regardless of whether the Index Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Index Fund may invest a significant portion of its assets in these types of instruments. If it does, the Index Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. Each Fund’s performance is measured against the performance of a broad-based securities market index (benchmark index).

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other

ANNUAL REPORT	JUNE 30, 2013	3

Important Information About the Funds (Cont.)

government agency. It is possible to lose money on investments in the Funds.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO ETF

Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO ETF Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	PIMCO ETF TRUST

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TUZ

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	99.7%
Short-Term Instruments	0.3%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	0.20%	1.15%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	0.24%	1.15%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.33%	1.25%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Rising yields in the one- to three-year segment of the U.S. Treasury yield curve reduced bond valuations, though these negative price returns were overcome by returns from yield, resulting in positive total return performance for both the Fund and the Underlying Index over the reporting period.

ANNUAL REPORT	JUNE 30, 2013	5

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	FIVZ

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (10/30/2009)
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	-1.20%	3.73%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	-1.21%	3.72%
The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM±	-1.04%	3.81%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 3 years and less than 7 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the three- to seven-year segment of the U.S. Treasury yield curve moved higher, resulting in overall negative performance for both the Fund and the Underlying Index over the reporting period.

6	PIMCO ETF TRUST

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TENZ

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	98.7%
Short-Term Instruments	1.3%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (09/10/2009)
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	-3.61%	5.66%
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	-3.63%	5.65%
The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM±	-3.37%	5.81%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 7 years and less than 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	Yields in the seven- to fifteen-year segment of the U.S. Treasury yield curve rose, resulting in negative performance for both the Fund and the Underlying Index over the reporting period.

ANNUAL REPORT	JUNE 30, 2013	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	ZROZ

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	-15.97%	9.78%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	-15.51%	9.81%
The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM±	-15.63%	9.68%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM is an unmanaged index comprised of long maturity STRIPS representing the final principal payment of U.S. Treasury bonds. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the 25+ year segment of the U.S. Treasury STRIPS yield curve rose over the reporting period. The rise in yields drove negative performance for the Fund and the Underlying Index over the course of the reporting period.

8	PIMCO ETF TRUST

PIMCO Broad U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TRSY

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	97.3%
Short-Term Instruments	2.7%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (10/29/2010)
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	-3.23%	2.92%
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	-3.39%	2.92%
The BofA Merrill Lynch Liquid U.S. Treasury IndexSM±	-3.02%	3.07%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Liquid U.S. Treasury IndexSM is an unmanaged index that tracks the performance of the three most recently issued 2-year, 3- year, 5-year, 7-year, 10-year and 30-year U.S. Treasury notes and bonds. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Broad U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Liquid U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not component securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields at the one-year point and below on the U.S. Treasury yield curve were down over the course of the reporting period, and up above the one-year point. The change in yields drove negative performance for both the Fund and the Underlying Index over the reporting period.

ANNUAL REPORT	JUNE 30, 2013	9

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	STPZ

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	99.9%
Short-Term Instruments	0.1%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	-1.13%	2.93%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	-1.07%	2.93%
The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	-0.90%	3.16%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, were mixed across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve: down below three years and higher at three years and above, resulting in negative performance for both the Fund and the Underlying Index. A net positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period mitigated some of the negative price movement.

10	PIMCO ETF TRUST

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	LTPZ

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	-11.33%	7.94%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	-11.41%	7.90%
The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM±	-10.86%	8.19%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, were higher at three years and above along the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in negative performance for both the Fund and the Underlying Index. A net positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period mitigated some of the negative price movement.

ANNUAL REPORT	JUNE 30, 2013	11

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	TIPZ

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	98.7%
Short-Term Instruments	1.3%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	-5.41%	5.56%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	-5.45%	5.53%
The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM±	-5.15%	5.77%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, were mixed across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve: down below three years and higher at three years and above, resulting in negative performance for both the Fund and the Underlying Index. A net positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period mitigated some of the negative price movement.

12	PIMCO ETF TRUST

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	HYS

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	86.2%
U.S. Treasury Obligations	9.3%
Short-Term Instruments	4.5%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	8.21%	6.78%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	8.01%	6.89%
The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM±	9.53%	7.59%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Over the reporting period, yields in the short term segment of the U.S. high yield market fell. Coupon returns added to the positive price performance of underlying securities, resulting in positive performance for the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2013	13

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	CORP

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Industrials	51.2%
Banking & Finance	32.6%
Utilities	13.8%
Short-Term Instruments	2.1%
U.S. Treasury Obligations	0.3%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	0.92%	4.45%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	0.40%	4.30%
The BofA Merrill Lynch U.S. Corporate IndexSM±	1.75%	4.89%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch U.S. Corporate IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not component securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

An increase in yields in U.S. Treasuries and investment grade corporate securities drove negative price returns, but tightening option-adjusted spreads and coupon returns mitigated this effect and pulled the overall return positive for both the Fund and the Underlying Index over the reporting period.

14	PIMCO ETF TRUST

PIMCO Australia Bond Index Exchange-Traded Fund

Ticker Symbol	AUD

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Australia	65.7%
Supranational	17.5%
Germany	6.5%
Norway	3.5%
Other	6.8%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (10/31/2011)
PIMCO Australia Bond Index Exchange-Traded Fund (Based on Net Asset Value)	-7.81%	-2.41%
PIMCO Australia Bond Index Exchange-Traded Fund (At Market Price)(1)	-9.09%	-3.67%
The BofA Merrill Lynch Diversified Australia Bond IndexSM±	-7.48%	-2.01%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Australia Bond IndexSM tracks the performance of large, Australian dollar (“AUD”)- denominated investment grade debt instruments publicly issued in the Australian domestic market, including sovereign, quasi government, corporate, securitized and collateralized securities. All qualifying securities must have at least one year remaining term to final maturity and a fixed coupon schedule. Qualifying Australian sovereign securities must have a minimum amount outstanding of AUD 1 billion. Qualifying non-sovereign securities must have a minimum amount outstanding of AUD 500 million and must be rated investment grade. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Australia Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Australia Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, Australian dollar-denominated investment grade debt instruments publicly issued in the Australian domestic market, including sovereign, quasi-government, corporate, securitized and collateralized securities. Qualifying constituents must have an investment-grade rating (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), an investment grade country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Rising Australian government yields over the reporting period, together with a weakening Australian dollar, resulted in negative performance for both the Fund and the Underlying Index over the reporting period.

ANNUAL REPORT	JUNE 30, 2013	15

PIMCO Canada Bond Index Exchange-Traded Fund

Ticker Symbol	CAD

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Canada	100.0%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (11/09/2011)
PIMCO Canada Bond Index Exchange-Traded Fund (Based on Net Asset Value)	-4.83%	-0.52%
PIMCO Canada Bond Index Exchange-Traded Fund (At Market Price)(1)	-5.31%	-0.83%
The BofA Merrill Lynch Diversified Canada Government Bond IndexSM±	-4.77%	-0.84%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Canada Government Bond IndexSM tracks the performance of large, Canadian dollar (“CAD”)-denominated investment grade debt instruments publicly issued in the Canadian domestic market including Canadian sovereign and quasi-government securities. All Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of CAD 1 billion for Canadian sovereign securities and a minimum amount outstanding of CAD 200 million for Canadian quasi-government-securities. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Canada Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Canada Government Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, Canadian dollar-denominated investment grade debt instruments publicly issued in the Canadian domestic market, including Canadian sovereign and quasi-government securities. Qualifying constituents must have an investment-grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), an investment grade country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	Canadian government yields rose across the yield curve and the Canadian dollar weakened, resulting in negative performance for both the Fund and the Underlying Index over the reporting period.

16	PIMCO ETF TRUST

PIMCO Germany Bond Index Exchange-Traded Fund

Ticker Symbol	BUND

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Germany	80.3%
Netherlands	17.1%
Ireland	2.6%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (11/09/2011)
PIMCO Germany Bond Index Exchange-Traded Fund (Based on Net Asset Value)	4.89%	0.87%
PIMCO Germany Bond Index Exchange-Traded Fund (At Market Price)(1)	4.41%	0.80%
The BofA Merrill Lynch Diversified Germany Bond IndexSM±	5.22%	1.08%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Germany Bond IndexSM tracks the performance of large, Euro (“EUR”)-denominated investment grade debt instruments of German issuers publicly issued in the eurobond or Euro member domestic markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. All Qualifying securities must be an obligation of a German entity with at least one year remaining term to final maturity and a fixed coupon schedule. Qualifying German sovereign securities must have a minimum amount outstanding of EUR 1 billion. Qualifying non-sovereign securities must have a minimum amount outstanding of EUR 500 million and must be rated investment grade. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Germany Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Germany Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, euro-denominated investment grade debt instruments of German issuers publicly issued in the eurobond or Euro member domestic markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. Qualifying constituents must be an obligation of a German entity with an investment-grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

German government bond yields were up across the yield curve while the euro strengthened versus the U.S. dollar. Coupon and currency returns outpaced the negative price performance, resulting in positive performance for both the Fund and the Underlying Index over the reporting period.

ANNUAL REPORT	JUNE 30, 2013	17

PIMCO Build America Bond Exchange-Traded Fund

Ticker Symbol	BABZ

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

California	42.9%
New York	19.1%
Texas	6.5%
Illinois	6.3%
Ohio	5.4%
Other	19.8%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (09/20/2010)
PIMCO Build America Bond Exchange-Traded Fund (Based on Net Asset Value)	-2.63%	7.60%
PIMCO Build America Bond Exchange-Traded Fund (At Market Price)(1)	-3.46%	7.31%
Barclays Build America Bond Index±	-1.96%	8.95%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays Build America Bond Index is a subset of the Barclays Taxable Municipal Bond Index. The sub-Index consists of all direct pay Build America Bonds that satisfy the rules of the Barclays Taxable Municipal Bond Index. The Barclays Taxable Municipal Bond Index represents securities that are SEC-registered, taxable, dollar denominated, and have at least one year to final maturity, at least $250 million par amount outstanding and are determined to be investment-grade by Barclays. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Build America Bond Exchange-Traded Fund seeks maximum income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in taxable municipal debt securities publicly issued under the Build America Bond program.

»	The Fund commenced operations on September 20, 2010. The Build America Bonds (“BABs”) program expired on December 31, 2010.

»

Duration (or sensitivity to changes in market interest rates) was managed below the Fund’s benchmark index throughout the majority of the reporting period, which contributed to performance as yields generally moved higher across the taxable municipal yield curve.

»	An overweight to revenue-backed municipal bonds contributed to returns as revenue bonds outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector contributed to performance as the sector outperformed the general municipal bond market over the reporting period.

»	An overweight to the water and sewer utility sector detracted from returns as the sector generally underperformed the general municipal bond market over the reporting period.

18	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Exchange-Traded Fund

Ticker Symbol	MINT

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	50.1%
U.S. Treasury Obligations	16.1%
Short-Term Instruments	8.5%
Asset-Backed Securities	8.0%
Sovereign Issues	5.5%
Other	11.8%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Exchange-Traded Fund (Based on Net Asset Value)	1.09%	1.33%
PIMCO Enhanced Short Maturity Exchange-Traded Fund (At Market Price)(1)	1.13%	1.34%
Citigroup 3-Month Treasury Bill Index±	0.08%	0.09%	**

All Fund returns are net of fees and expenses.

** Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Enhanced Short Maturity Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»

An above-benchmark duration (or sensitivity to changes in market interest rates), specifically exposure to rates of less than two years, was positive as yields fell in this portion of the yield curve during the reporting period.

»	Exposure to mortgage-backed securities (“MBS”) benefited performance as security selection in both Agency MBS and non-Agency MBS provided a source of positive return over the reporting period.

»	An allocation to investment grade corporates added to returns as the sector outperformed like-duration U.S. Treasuries over the reporting period.

»	Exposure to emerging markets external debt benefited performance as the sector outperformed like-duration U.S. Treasuries and provided incremental income throughout the reporting period.

ANNUAL REPORT	JUNE 30, 2013	19

PIMCO Foreign Currency Strategy Exchange-Traded Fund

Ticker Symbol	FORX

Allocation Breakdown‡
Short-Term Instruments	53.4%
United States	14.0%
Mexico	11.1%
Canada	8.3%
Sweden	6.8%
Other	6.4%

‡ % of Total Investments as of 06/30/13

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2013
Fund Inception (02/11/2013)
PIMCO Foreign Currency Strategy Exchange-Traded Fund (Based on Net Asset Value)	-5.72%
PIMCO Foreign Currency Strategy Exchange-Traded Fund (At Market Price)(1)	-6.40%
The BofA Merrill Lynch 1-3 Year Trade-Weighted Global Government Index±	-3.26%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year Trade-Weighted Global Government Index tracks the performance of a fixed-weighted blend of select short-dated sovereign indices whose securities are publicly issued and denominated in the issuer’s own domestic market and currency. The weights of constituent markets are re-set on each calendar month-end rebalancing date with the following weights: Canada (9.1%); Euro member countries (57.6%); Japan (13.6%); Sweden (4.2%); Switzerland (3.6%) and the U.K. (11.9%). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.76%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Foreign Currency Strategy Exchange-Traded Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, foreign (non-U.S.) countries, including, but not limited to, a combination of short-term Fixed Income Instruments, money market securities and currency forwards backed by high-quality, low duration securities. “Foreign Currency Strategy” in the Fund’s name refers to the Fund’s proprietary investment strategy of seeking exposure to foreign (non-U.S.) currencies likely to outperform the U.S. dollar over the long-term. Assets not invested in currencies, currency forwards or Fixed Income Instruments denominated in currencies of non-U.S. countries may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund commenced operations on February 11, 2013.

»	Exposure to the Chinese yuan contributed to performance as the currency appreciated relative to the U.S. dollar during the reporting period.

»	Exposure to the Norwegian krone and Swedish krona detracted from performance as these currencies depreciated relative to the U.S. dollar during the reporting period.

»	Exposure to the Brazilian real, Mexican peso and Russian ruble detracted from performance as these currencies depreciated relative to the U.S. dollar during the reporting period.

20	PIMCO ETF TRUST

PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund

Ticker Symbol	ILB

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

United States	28.9%
Brazil	19.4%
Mexico	11.2%
Germany	6.5%
Denmark	5.8%
United Kingdom	5.6%
Short-Term Instruments	0.6%
Other	22.0%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (04/30/2012)
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Based on Net Asset Value)	-2.55%	-1.72%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (At Market Price)(1)	-3.30%	-1.90%
Barclays Universal Government Inflation-Linked Bond Index±	-1.25%	-2.35%
PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close)±±	-1.86%	-2.50%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Barclays Universal Government Inflation-Linked Bond Index combines the World, Euro and EM government indices to measure the performance of the major developed and emerging government inflation-linked bond markets. The index includes inflation-linked government bonds from 19 countries; in order of size, the US, UK, France, Brazil, Italy, Japan, Canada, Sweden, Germany, Argentina, Mexico, Greece, South Africa, Australia, Turkey, Colombia, Chile, Poland and South Korea. The index is market capitalization weighted and rebalances monthly. It is not possible to invest directly in an unmanaged index.

±± PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close). The PIMCO GLADI ILB represents the global bond market for inflation-linked government debt encompassing both developed and emerging markets. The index adheres to the principals of the PIMCO Global Advantage Indices when applicable to the global inflation-linked bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.61%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States). Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation.

»	Exposure to U.S. real duration (or sensitivity to changes in real interest rates) was a significant detractor from absolute performance as real yields increased over the reporting period.

»	Exposure to Brazilian real duration detracted from absolute performance as real yields in Brazil increased over the reporting period.

»	An underweight to French inflation-linked bonds benefited relative performance as these bonds experienced negative returns amidst rising real rates.

»	An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited relative performance as real yields in the U.S. increased over the reporting period.

»	An overweight to Mexican inflation-linked bonds detracted from relative returns as real yields in Mexico increased over the reporting period.

ANNUAL REPORT	JUNE 30, 2013	21

PIMCO Intermediate Municipal Bond Exchange-Traded Fund

Ticker Symbol	MUNI

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

New York	13.7%
California	12.2%
Texas	10.8%
Ohio	7.5%
Florida	6.4%
Massachusetts	5.1%
Other	44.3%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Exchange-Traded Fund (Based on Net Asset Value)	-0.76%	3.55%
PIMCO Intermediate Municipal Bond Exchange-Traded Fund (At Market Price)(1)	-1.12%	3.44%
Barclays 1-15 Year Municipal Bond Index±	0.27%	3.98%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Intermediate Municipal Bond Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest 25% or more of its total assets in municipal bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

»

Duration (or sensitivity to changes in market interest rates) was managed above the Fund’s benchmark index throughout the reporting period, which detracted from performance as municipal bond yields moved higher across the municipal bond yield curve.

»	An overweight to the healthcare sector contributed to performance as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the special tax sector contributed to performance as the sector underperformed the general municipal bond market during the reporting period.

»	An overweight to the water and sewer utility sector detracted from performance as the sector underperformed the general municipal bond market during the reporting period.

»	An underweight to pre-refunded securities detracted from performance as the sector outperformed the general municipal bond market during the reporting period.

22	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Exchange-Traded Fund

Ticker Symbol	SMMU

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

New York	17.2%
U.S. Treasury Obligations	10.6%
Florida	8.6%
California	7.6%
Texas	6.9%
Pennsylvania	6.6%
Washington	5.9%
Other	36.6%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Exchange-Traded Fund (Based on Net Asset Value)	0.14%	1.14%
PIMCO Short Term Municipal Bond Exchange-Traded Fund (At Market Price)(1)	-0.02%	1.08%
Barclays 1 Year Municipal Bond Index±	0.65%	1.09%
Barclays 1-3 Year Municipal Bond Index*	0.57%	1.64%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

* Effective June 3, 2013, the Fund’s broad-based securities market index is the Barclays 1 Year Municipal Bond” Index. The Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s investment philosophy and the universe of securities in which PIMCO invests for purposes of the Fund. Prior to June 3, 2013, the Fund’s primary benchmark was the Barclays 1-3 Year Municipal Bond Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Short Term Municipal Bond Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest 25% or more of its total assets in municipal bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

»

Duration (or sensitivity to changes in market interest rates) was managed below the Fund’s benchmark index throughout the majority of the reporting period, which contributed to performance as yields moved higher across most maturities of the municipal bond yield curve.

»	An overweight to revenue-backed municipal bonds contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the healthcare sector contributed to performance as the sector outperformed the general municipal bond market over the reporting period.

»	An underweight to the lease-backed sector detracted from performance as the sector outperformed the general municipal bond market over the reporting period.

»	An underweight to pre-refunded securities detracted from performance as the sector outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	JUNE 30, 2013	23

PIMCO Total Return Exchange-Traded Fund

Ticker Symbol	BOND

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	31.1%
U.S. Treasury Obligations	23.6%
Corporate Bonds & Notes	14.2%
Short-Term Instruments	10.1%
Mortgage-Backed Securities	9.3%
Other	11.7%
‡	% of Total Investments as of 06/30/13

Average Annual Total Return for the period ended June 30, 2013
	1 Year	Fund Inception (02/29/2012)
PIMCO Total Return Exchange-Traded Fund (Based on Net Asset Value)	3.11%	7.09%
PIMCO Total Return Exchange-Traded Fund (At Market Price)(1)	3.05%	7.01%
Barclays U.S. Aggregate Index±	-0.69%	0.60%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Total Return Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to non-Agency mortgage-backed securities contributed to performance as prices on these securities rose during the reporting period.

»	An allocation to high yield corporate bonds contributed to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Holdings of Build America Bonds (taxable municipal bonds) contributed to performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

»	Duration exposure (or sensitivity to changes in market interest rates) to short dated Italian debt contributed to performance as interest rates in Italy fell during the reporting period.

»	A focus on the intermediate portion of the U.S. yield curve detracted from performance as intermediate yields rose more than long-term maturities during the reporting period.

»	An underweight to investment grade credit detracted from performance as the investment grade sector outperformed U.S. Treasuries during the reporting period.

»

An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation levels narrowed on the intermediate portion of the yield curve during the reporting period.

24	PIMCO ETF TRUST

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2013 to June 30, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (01/01/13)	Ending Account Value (06/30/13)	Expenses Paid During Period*	Beginning Account Value (01/01/13)	Ending Account Value (06/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$999.30	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	1,000.00	980.90	0.74	1,000.00	1,024.05	0.75	0.15
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	1,000.00	958.80	0.73	1,000.00	1,024.05	0.75	0.15
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	875.80	0.70	1,000.00	1,024.05	0.75	0.15
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	1,000.00	967.00	0.73	1,000.00	1,024.05	0.75	0.15
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	975.00	0.98	1,000.00	1,023.80	1.00	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	851.30	0.92	1,000.00	1,023.80	1.00	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	921.10	0.95	1,000.00	1,023.80	1.00	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,019.60	2.75	1,000.00	1,022.07	2.76	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	963.00	0.97	1,000.00	1,023.80	1.00	0.20
PIMCO Australia Bond Index Exchange-Traded Fund	1,000.00	884.70	2.10	1,000.00	1,022.56	2.26	0.45
PIMCO Canada Bond Index Exchange-Traded Fund	1,000.00	917.80	2.14	1,000.00	1,022.56	2.26	0.45
PIMCO Germany Bond Index Exchange-Traded Fund	1,000.00	977.80	2.21	1,000.00	1,022.56	2.26	0.45
PIMCO Build America Bond Exchange-Traded Fund	1,000.00	941.50	2.17	1,000.00	1,022.56	2.26	0.45
PIMCO Enhanced Short Maturity Exchange-Traded Fund	1,000.00	1,001.90	1.74	1,000.00	1,023.06	1.76	0.35

ANNUAL REPORT	JUNE 30, 2013	25

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (01/01/13)	Ending Account Value (06/30/13)	Expenses Paid During Period*	Beginning Account Value (01/01/13)	Ending Account Value (06/30/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Foreign Currency Strategy Exchange-Traded Fund(a)	$1,000.00	$942.80	$2.42	$1,000.00	$1,021.57	$3.26	0.65%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	1,000.00	905.40	2.98	1,000.00	1,021.67	3.16	0.63
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	1,000.00	969.80	1.71	1,000.00	1,023.06	1.76	0.35
PIMCO Short Term Municipal Bond Exchange-Traded Fund	1,000.00	999.30	1.74	1,000.00	1,023.06	1.76	0.35
PIMCO Total Return Exchange-Traded Fund	1,000.00	980.50	2.70	1,000.00	1,022.07	2.76	0.55

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 2/11/13 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 139/365 for the PIMCO Foreign Currency Strategy Exchange-Traded Fund (to reflect the period since the inception date of 2/11/13). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

26	PIMCO ETF TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2013	27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2013	$50.98	$0.17	$(0.07)	$0.10	$(0.16)	$(0.14)
06/30/2012	51.00	0.29	0.08	0.37	(0.29)	(0.10)
06/30/2011	50.76	0.40	0.24	0.64	(0.40)	0.00
06/30/2010	49.94	0.43	0.84	1.27	(0.43)	(0.02)
06/01/2009 - 06/30/2009	50.00	0.03	(0.06)	(0.03)	(0.03)	0.00

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2013	$81.94	$1.16	$(2.11)	$(0.95)	$(1.09)	$(0.62)
06/30/2012	78.36	1.29	3.91	5.20	(1.28)	(0.34)
06/30/2011	77.91	1.44	1.24	2.68	(1.49)	(0.74)
10/30/2009 - 06/30/2010	75.34	1.08	2.53	3.61	(1.04)	0.00

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2013	$87.76	$1.27	$(4.35)	$(3.08)	$(1.47)	$(0.55)
06/30/2012	78.21	1.86	10.13	11.99	(1.77)	(0.67)
06/30/2011	79.23	2.27	0.05	2.32	(2.29)	(1.05)
09/10/2009 - 06/30/2010	75.67	1.94	3.65	5.59	(1.98)	(0.05)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
06/30/2013	$116.38	$3.20	$(21.44)	$(18.24)	$(3.57)	$0.00
06/30/2012	70.18	3.27	46.15	49.42	(3.22)	0.00
06/30/2011	83.02	3.25	(12.86)	(9.61)	(3.23)	0.00
10/30/2009 - 06/30/2010	76.98	2.24	5.93	8.17	(2.13)	0.00

PIMCO Broad U.S. Treasury Index Exchange-Traded Fund
06/30/2013	$108.45	$1.06	$(4.41)	$(3.35)	$(1.40)	$(2.83)
06/30/2012	98.11	1.43	10.95	12.38	(1.36)	(0.68)
10/29/2010 - 06/30/2011	100.36	1.26	(2.26)	(1.00)	(1.25)	0.00

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
06/30/2013	$53.39	$0.02	$(0.62)	$(0.60)	$(0.07)	$(0.03)
06/30/2012	53.30	0.81	0.10	0.91	(0.75)	(0.07)
06/30/2011	51.79	1.86	1.08	2.94	(1.42)	(0.01)
08/20/2009 - 06/30/2010	50.00	0.86	1.71	2.57	(0.78)	0.00

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
06/30/2013	$69.22	$0.39	$(8.19)	$(7.80)	$(0.37)	$0.00
06/30/2012	56.04	1.65	13.11	14.76	(1.58)	0.00
06/30/2011	54.17	2.63	1.41	4.04	(2.17)	0.00
09/03/2009 - 06/30/2010	50.01	1.22	4.20	5.42	(1.26)	0.00

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
06/30/2013	$59.93	$0.44	$(3.66)	$(3.22)	$(0.31)	$0.00 ^
06/30/2012	54.58	1.40	5.23	6.63	(1.28)	0.00
06/30/2011	52.95	2.18	1.67	3.85	(1.91)	(0.31)
09/03/2009 - 06/30/2010	50.01	0.96	2.97	3.93	(0.92)	(0.07)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
06/30/2013	$99.62	$4.70	$3.37	$8.07	$(5.15)	$0.00
06/30/2012	100.29	6.06	(1.13)	4.93	(5.60)	0.00
06/16/2011 - 06/30/2011	100.00	0.18	0.27	0.45	(0.16)	0.00

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
06/30/2013	$105.46	$3.40	$(2.29)	$1.11	$(3.71)	$(0.75)
06/30/2012	99.76	3.44	5.61	9.05	(3.35)	0.00
09/20/2010 - 06/30/2011	100.00	2.60	(0.23)	2.37	(2.56)	(0.05)

PIMCO Australia Bond Index Exchange-Traded Fund
06/30/2013	$101.86	$3.62	$(11.22)	$(7.60)	$(3.21)	$(0.08)
10/31/2011 - 06/30/2012	100.00	2.53	1.56	4.09	(2.23)	0.00

28	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate (b)

$0.00	$(0.30)	$50.78	0.20%	$129,595	0.09%		0.15%		0.33%		15%
0.00	(0.39)	50.98	0.74	132,657	0.09		0.15		0.57		8
0.00	(0.40)	51.00	1.26	107,206	0.09		0.15		0.78		18
0.00	(0.45)	50.76	2.56	86,400	0.09		0.19		0.83		256
0.00	(0.03)	49.94	(0.06)	40,051	0.09	*	1.88	*	0.76	*	18

$0.00	$(1.71)	$79.28	(1.20)%	$21,140	0.15%		0.15%		1.42%		4%
0.00	(1.62)	81.94	6.67	21,852	0.15		0.15		1.59		37
0.00	(2.23)	78.36	3.49	20,895	0.15		0.15		1.83		48
0.00	(1.04)	77.91	4.85	51,942	0.15	*	0.41	*	2.14	*	178

$0.00	$(2.02)	$82.66	(3.61)%	$11,296	0.15%		0.15%		1.45%		26%
0.00	(2.44)	87.76	15.47	37,446	0.15		0.15		2.17		24
0.00	(3.34)	78.21	3.00	8,342	0.15		0.15		2.87		76
0.00	(2.03)	79.23	7.54	14,790	0.15	*	0.86	*	3.31	*	209

$0.00	$(3.57)	$94.57	(15.97)%	$82,276	0.15%		0.15%		2.89%		8%
0.00	(3.22)	116.38	70.82	169,915	0.15		0.15		3.15		11
0.00	(3.23)	70.18	(11.69)	40,705	0.15		0.15		4.41		50
0.00	(2.13)	83.02	11.02	21,586	0.15	*	0.83	*	4.56	*	39

$0.00	$(4.23)	$100.87	(3.23)%	$13,113	0.15%		0.15%		1.00%		38%
0.00	(2.04)	108.45	12.69	19,520	0.15		0.15		1.35		211
0.00	(1.25)	98.11	(0.98)	9,811	0.15	*	0.99	*	1.95	*	219

$0.00	$(0.10)	$52.69	(1.13)%	$1,041,609	0.20%		0.20%		0.04%		11%
0.00	(0.82)	53.39	1.71	999,496	0.20		0.20		1.51		31
0.00	(1.43)	53.30	5.70	1,184,369	0.20		0.21		3.50		17
0.00	(0.78)	51.79	5.17	539,680	0.20	*	0.23	*	2.02	*	5

$0.00	$(0.37)	$61.05	(11.33)%	$105,004	0.20%		0.20%		0.56%		16%
0.00	(1.58)	69.22	26.53	375,182	0.20		0.20		2.53		11
0.00	(2.17)	56.04	7.58	258,901	0.20		0.20		4.76		38
0.00	(1.26)	54.17	10.95	22,753	0.20	*	0.70	*	3.02	*	35

$0.00	$(0.31)	$56.40	(5.41)%	$72,186	0.20%		0.20%		0.72%		11%
0.00	(1.28)	59.93	12.21	109,678	0.20		0.20		2.38		6
0.00	(2.22)	54.58	7.39	56,219	0.20		0.21		4.04		20
0.00	(0.99)	52.95	7.91	28,063	0.20	*	0.61	*	2.35	*	122

$0.00	$(5.15)	$102.54	8.21%	$2,307,178	0.55%		0.55%		4.52%		33%
0.00	(5.60)	99.62	5.16	323,771	0.55		0.55		6.14		33
0.00	(0.16)	100.29	0.45	25,073	0.55	*	7.30	*	4.65	*	0

$0.00	$(4.46)	$102.11	0.92%	$140,916	0.20%		0.20%		3.15%		34%
0.00	(3.35)	105.46	9.20	256,267	0.20		0.20		3.32		5
0.00	(2.61)	99.76	2.40	72,821	0.20	*	0.34	*	3.36	*	69

$(0.04)	$(3.33)	$90.93	(7.81)%	$39,099	0.45%		0.45%		3.53%		49%
0.00	(2.23)	101.86	4.16	28,521	0.45	*	0.70	*	3.89	*	37

ANNUAL REPORT	JUNE 30, 2013	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Canada Bond Index Exchange-Traded Fund
06/30/2013	$103.13	$2.22	$(7.03)	$(4.81)	$(2.17)	$(0.30)
11/09/2011 - 06/30/2012	100.00	1.32	2.86	4.18	(1.05)	0.00

PIMCO Germany Bond Index Exchange-Traded Fund
06/30/2013	$95.91	$1.40	$3.30	$4.70	$(0.83)	$0.00
11/09/2011 - 06/30/2012	100.00	0.88	(4.17)	(3.29)	(0.21)	0.00

PIMCO Build America Bond Exchange-Traded Fund
06/30/2013	$56.21	$2.28	$(3.53)	$(1.25)	$(2.36)	$(1.70)
06/30/2012	49.36	2.53	8.17	10.70	(2.55)	(1.30)
09/20/2010 - 06/30/2011	50.00	2.09	(0.72)	1.37	(2.01)	0.00

PIMCO Enhanced Short Maturity Exchange-Traded Fund
06/30/2013	$101.08	$0.88	$0.22	$1.10	$(0.92)	$0.00
06/30/2012	101.04	1.06	0.07	1.13	(1.03)	(0.06)
06/30/2011	100.34	0.86	1.03	1.89	(0.90)	(0.29)
11/16/2009 - 06/30/2010	100.00	0.32	0.37	0.69	(0.35)	0.00

PIMCO Foreign Currency Strategy Exchange-Traded Fund
02/11/2013 - 06/30/2013	$50.00	$0.13	$(2.99)	$(2.86)	$0.00	$0.00

PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund
06/30/2013	$50.28	$1.34	$(2.57)	$(1.23)	$(0.34)	$(0.16)
04/30/2012 - 06/30/2012	50.00	0.30	(0.02)	0.28	0.00	0.00

PIMCO Intermediate Municipal Bond Exchange-Traded Fund
06/30/2013	$53.70	$1.23	$(1.60)	$(0.37)	$(1.20)	$(0.07)
06/30/2012	51.44	1.22	2.29	3.51	(1.19)	(0.06)
06/30/2011	50.63	1.21	0.90	2.11	(1.21)	(0.09)
11/30/2009 - 06/30/2010	50.00	0.63	0.61	1.24	(0.61)	0.00

PIMCO Short Term Municipal Bond Exchange-Traded Fund
06/30/2013	$50.54	$0.40	$(0.33)	$0.07	$(0.47)	$0.00 ^
06/30/2012	50.36	0.48	0.20	0.68	(0.47)	(0.03)
06/30/2011	50.13	0.61	0.22	0.83	(0.60)	0.00
02/01/2010 - 06/30/2010	50.00	0.21	0.14	0.35	(0.22)	0.00

PIMCO Total Return Exchange-Traded Fund
06/30/2013	$105.55	$2.46	$0.87	$3.33	$(2.34)	$(0.88)
02/29/2012 - 06/30/2012	100.00	1.00	5.26	6.26	(0.71)	0.00

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(c)	Ratio of expenses to average net assets excluding interest expense was 0.60%.
(d)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.61%.
(e)	Ratio of expenses to average net assets excluding interest expense was 0.60%.
(f)	Ratio of expenses to average net assets excluding waivers and interest expense was 2.13%.

30	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate (b)

$0.00	$(2.47)	$95.85	(4.83)%	$31,630	0.45%		0.45%		2.14%		7%
0.00	(1.05)	103.13	4.18	18,564	0.45	*	0.88	*	2.05	*	91

$0.00	$(0.83)	$99.78	4.89%	$2,994	0.45%		0.45%		1.40%		33%
(0.59)	(0.80)	95.91	(3.29)	2,877	0.45	*	0.95	*	1.43	*	130

$0.00	$(4.06)	$50.90	(2.63)%	$31,051	0.45%		0.45%		4.07%		105%
0.00	(3.85)	56.21	22.27	37,101	0.45		0.45		4.65		71
0.00	(2.01)	49.36	2.93	27,644	0.45	*	0.89	*	5.60	*	115

$0.00	$(0.92)	$101.26	1.09%	$3,752,615	0.35%		0.35%		0.87%		100%
0.00	(1.09)	101.08	1.13	1,715,342	0.35		0.35		1.05		229
0.00	(1.19)	101.04	1.89	1,233,727	0.35		0.36		0.85		280
0.00	(0.35)	100.34	0.69	656,227	0.35	*	0.41	*	0.57	*	276

$0.00	$0.00	$47.14	(5.72)%	$25,456	0.65	%*	1.22	%*	0.70	%*	37%

$0.00	$(0.50)	$48.55	(2.55)%	$119,436	0.63	%(c)	0.64	%(d)	2.54%		216%
0.00	0.00	50.28	0.56	28,156	0.61	*(e)	2.14	*(f)	3.63	*	381

$0.00	$(1.27)	$52.06	(0.76)%	$187,931	0.35%		0.35%		2.26%		35%
0.00	(1.25)	53.70	6.88	153,576	0.35		0.35		2.30		11
0.00	(1.30)	51.44	4.20	90,529	0.35		0.36		2.37		44
0.00	(0.61)	50.63	2.50	43,543	0.35	*	0.91	*	2.14	*	72

$0.00	$(0.47)	$50.14	0.14%	$60,671	0.35%		0.35%		0.79%		42%
0.00	(0.50)	50.54	1.36	43,463	0.35		0.35		0.96		17
0.00	(0.60)	50.36	1.67	23,168	0.35		0.35		1.20		35
0.00	(0.22)	50.13	0.70	18,046	0.35	*	2.17	*	1.09	*	4

$0.00	$(3.22)	$105.66	3.11%	$4,398,592	0.55%		0.55%		2.26%		449%
0.00	(0.71)	105.55	6.27	1,765,865	0.55	*	0.62	*	2.86	*	322

ANNUAL REPORT	JUNE 30, 2013	31

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO Broad U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund

Assets:
Investments, at value	$128,535	$20,996	$11,031	$82,198	$12,971	$1,035,184
Investments in Affiliates, at value	0	0	0	0	0	0
Repurchase agreements, at value	392	0	149	0	365	972
Cash	0	42	0	62	0	0
Deposits with counterparty	0	0	0	0	0	0
Foreign currency, at value	0	0	0	0	0	0
Receivable for investments sold	6,544	599	1,067	7,949	2,993	21,808
Receivable for Fund shares sold	0	0	0	0	0	0
Interest and dividends receivable	252	118	98	0	34	5,920
	135,723	21,755	12,345	90,209	16,363	1,063,884

Liabilities:
Payable for investments purchased	$6,085	$588	$1,032	$7,223	$3,235	$22,046
Payable upon return of securities loaned	0	0	0	0	0	0
Variation margin payable on financial derivative instruments	0	0	0	0	0	0
Payable for Fund shares redeemed	0	0	0	0	0	0
Dividends payable	27	23	15	696	12	0
Accrued management fees	10	3	1	9	2	178
Reimbursement to PIMCO	6	1	1	5	1	51
Other liabilities	0	0	0	0	0	0
	6,128	615	1,049	7,933	3,250	22,275

Net Assets	$129,595	$21,140	$11,296	$82,276	$13,113	$1,041,609

Net Assets Consist of:
Paid in capital	$129,719	$21,093	$12,009	$97,015	$13,735	$1,056,386
Undistributed (overdistributed) net investment income	(62)	(51)	(50)	(74)	(47)	(394)
Accumulated undistributed net realized gain (loss)	43	22	(88)	(3,753)	(243)	(312)
Net unrealized appreciation (depreciation)	(105)	76	(575)	(10,912)	(332)	(14,071)
	$129,595	$21,140	$11,296	$82,276	$13,113	$1,041,609

Shares Issued and Outstanding:	2,552	267	137	870	130	19,770

Net Asset Value Per Share:	$50.78	$79.28	$82.66	$94.57	$100.87	$52.69

Cost of Investments	$128,640	$20,920	$11,606	$93,110	$13,303	$1,049,255
Cost of Investments in Affiliates	$0	$0	$0	$0	$0	$0
Cost of Repurchase Agreements	$392	$0	$149	$0	$365	$972
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

32	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Australia Bond Index Exchange- Traded Fund	PIMCO Canada Bond Index Exchange- Traded Fund	PIMCO Germany Bond Index Exchange- Traded Fund	PIMCO Build America Bond Exchange- Traded Fund

$104,382	$70,886	$2,251,494	$136,963	$37,528	$31,218	$2,884	$30,327
0	0	51,215	0	0	0	0	0
0	946	18,452	2,575	0	0	0	438
36	0	9,198	0	1	1	2	0
0	0	41	0	0	0	0	0
0	0	0	0	1,062	265	54	0
3,544	7,972	2,331	0	471	0	0	0
0	0	51,269	0	0	0	0	0
602	462	38,514	1,841	512	209	55	414
108,564	80,266	2,422,514	141,379	39,574	31,693	2,995	31,179

$3,422	$8,060	$50,946	$0	$458	$0	$0	$0
0	0	51,215	0	0	0	0	0
0	0	1,123	0	0	0	0	0
0	0	3,101	0	0	0	0	0
103	0	7,920	428	0	50	0	113
24	14	981	24	15	12	1	13
11	6	50	10	2	1	0	2
0	0	0	1	0	0	0	0
3,560	8,080	115,336	463	475	63	1	128

$105,004	$72,186	$2,307,178	$140,916	$39,099	$31,630	$2,994	$31,051

$127,589	$75,398	$2,322,274	$134,871	$43,655	$34,106	$3,007	$31,096
429	185	41	(158)	(32)	(2)	(21)	(122)
(3,386)	(229)	7,538	5,602	0	(4)	4	868
(19,628)	(3,168)	(22,675)	601	(4,524)	(2,470)	4	(791)
$105,004	$72,186	$2,307,178	$140,916	$39,099	$31,630	$2,994	$31,051

1,720	1,280	22,500	1,380	430	330	30	610

$61.05	$56.40	$102.54	$102.11	$90.93	$95.85	$99.78	$50.90

$124,010	$74,054	$2,271,340	$136,362	$41,989	$33,677	$2,880	$31,118
$0	$0	$51,215	$0	$0	$0	$0	$0
$0	$946	$18,452	$2,575	$0	$0	$0	$438
$0	$0	$0	$0	$1,080	$270	$54	$0

ANNUAL REPORT	JUNE 30, 2013	33

Statements of Assets and Liabilities (Cont.)

June 30, 2013

(Amounts in thousands, except per share amounts)	PIMCO Enhanced Short Maturity Exchange- Traded Fund	PIMCO Foreign Currency Strategy Exchange- Traded Fund	PIMCO Global Advantage® Inflation- Linked Bond Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Exchange- Traded Fund	PIMCO Short Term Municipal Bond Exchange- Traded Fund	PIMCO Total Return Exchange- Traded Fund

Assets:
Investments, at value	$3,725,395	$25,823	$116,700	$178,051	$57,097	$5,129,349
Repurchase agreements, at value	54,438	0	719	560	561	104,836
Cash	990	28	8	5,335	5,000	1,579
Foreign currency, at value	0	88	1,075	0	0	5,698
Receivable for investments sold	0	0	836	0	0	1,219,093
Unrealized appreciation on foreign currency contracts	0	150	769	0	0	25,703
Receivable for Fund shares sold	155,954	0	0	7,819	2,507	0
Interest and dividends receivable	17,093	88	1,005	1,960	560	22,218
	3,953,870	26,177	121,112	193,725	65,725	6,508,476

Liabilities:
Payable for investments purchased	$193,095	$0	$1	$0	$0	$1,829,153
Payable for reverse repurchase agreements	4,939	0	0	0	0	3,574
Payable for sale-buyback transactions	0	0	0	0	0	95,756
Payable for short sales	0	0	0	0	0	105,773
Unrealized depreciation on foreign currency contracts	0	706	626	0	0	28,569
Deposits from counterparty	0	0	980	0	0	14,444
Payable for Fund shares redeemed	0	0	0	5,345	5,005	21,101
Dividends payable	2,156	0	0	383	28	9,181
Accrued management fees	958	14	62	56	18	2,150
Reimbursement to PIMCO	107	1	5	10	3	183
Other liabilities	0	0	2	0	0	0
	201,255	721	1,676	5,794	5,054	2,109,884

Net Assets	$3,752,615	$25,456	$119,436	$187,931	$60,671	$4,398,592

Net Assets Consist of:
Paid in capital	$3,748,888	$26,912	$131,420	$188,642	$60,939	$4,461,737
Undistributed (overdistributed) net investment income	124	(48)	(436)	0	(75)	29,317
Accumulated undistributed net realized gain (loss)	2,550	(306)	51	(588)	(2)	8,802
Net unrealized appreciation (depreciation)	1,053	(1,102)	(11,599)	(123)	(191)	(101,264)
	$3,752,615	$25,456	$119,436	$187,931	$60,671	$4,398,592

Shares Issued and Outstanding:	37,060	540	2,460	3,610	1,210	41,630

Net Asset Value Per Share:	$101.26	$47.14	$48.55	$52.06	$50.14	$105.66

Cost of Investments	$3,724,342	$26,364	$128,359	$178,174	$57,288	$5,230,581
Cost of Repurchase Agreements	$54,438	$0	$719	$560	$561	$104,836
Cost of Foreign Currency Held	$0	$87	$1,110	$0	$0	$5,677
Proceeds Received on Short Sales	$0	$0	$0	$0	$0	$108,650

34	PIMCO ETF TRUST	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2013
(Amounts in thousands)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO Broad U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund

Investment Income:
Interest	$553	$342	$325	$3,135	$201	$2,603
Securities lending income	0	0	1	0	0	0
Total Income	553	342	326	3,135	201	2,603

Expenses:
Management fees	193	33	30	155	26	2,087
Trustees’ fees	3	0	0	2	0	26
Miscellaneous expense	3	1	1	3	1	26
Total Expenses	199	34	31	160	27	2,139
Waiver and/or Reimbursement by PIMCO	(77)	0	0	0	0	0
Net Expenses	122	34	31	160	27	2,139

Net Investment Income	431	308	295	2,975	174	464

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	55	24	(45)	(1,233)	(243)	(293)
Net realized gain on in-kind redemptions	282	308	1,368	15,239	475	6,851
Net change in unrealized (depreciation) on investments	(500)	(896)	(1,977)	(33,785)	(862)	(21,286)
Net (Loss)	(163)	(564)	(654)	(19,779)	(630)	(14,728)

Net Increase (Decrease) in Net Assets Resulting from Operations	$268	$(256)	$(359)	$(16,804)	$(456)	$(14,264)

ANNUAL REPORT	JUNE 30, 2013	35

Statements of Operations (Cont.)

Year Ended June 30, 2013
(Amounts in thousands)	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Australia Bond Index Exchange- Traded Fund	PIMCO Canada Bond Index Exchange- Traded Fund

Investment Income:
Interest, net of foreign taxes*	$1,729	$1,083	$52,366	$7,268	$1,622	$740
Securities lending income	0	0	239	0	0	0
Dividends	0	0	0	0	0	0
Miscellaneous income	0	0	0	0	15	0
Total Income	1,729	1,083	52,605	7,268	1,637	740

Expenses:
Management fees	452	234	5,663	433	185	128
Trustees’ fees	4	2	50	4	1	1
Organization expense	0	0	0	0	0	0
Interest expense	0	0	0	0	0	0
Miscellaneous expense	7	4	1	7	1	1
Total Expenses	463	240	5,714	444	187	130
Waiver and/or Reimbursement by PIMCO	0	0	0	0	0	0
Net Expenses	463	240	5,714	444	187	130

Net Investment Income	1,266	843	46,891	6,824	1,450	610

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(686)	(225)	4,888	7,632	(88)	(22)
Net realized gain on in-kind redemptions	47,493	6,327	1,500	0	0	0
Net realized gain on swaps	0	0	6,388	74	0	0
Net realized (loss) on foreign currency transactions	0	0	0	0	(115)	(8)
Net change in unrealized appreciation (depreciation) on investments	(60,733)	(11,975)	(22,419)	(8,595)	(5,201)	(2,778)
Net change in unrealized (depreciation) on swaps	0	0	(2,829)	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	(82)	(13)
Net Gain (Loss)	(13,926)	(5,873)	(12,472)	(889)	(5,486)	(2,821)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,660)	$(5,030)	$34,419	$5,935	$(4,036)	$(2,211)

* Foreign tax withholdings	$0	$0	$0	$2	$0	$0

(1)	Period from February 11, 2013 to June 30, 2013.

36	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Germany Bond Index Exchange- Traded Fund	PIMCO Build America Bond Exchange- Traded Fund	PIMCO Enhanced Short Maturity Exchange- Traded Fund	PIMCO Foreign Currency Strategy Exchange- Traded Fund (1)	PIMCO Global Advantage® Inflation- Linked Bond Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Exchange- Traded Fund	PIMCO Short Term Municipal Bond Exchange- Traded Fund	PIMCO Total Return Exchange- Traded Fund

$56	$1,837	$29,196	$128	$3,027	$5,148	$608	$104,756
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	1,050
0	0	0	0	0	0	0	0
56	1,837	29,196	128	3,027	5,148	608	105,806

14	182	8,293	61	570	688	186	20,608
0	1	64	1	3	5	1	121
0	0	0	53	0	0	0	0
0	0	45	0	31	0	0	33
0	1	43	0	8	5	1	65
14	184	8,445	115	612	698	188	20,827
0	0	0	(53)	(6)	0	0	0
14	184	8,445	62	606	698	188	20,827

42	1,653	20,751	66	2,421	4,450	420	84,979

(12)	938	4,981	(354)	1,232	(543)	(2)	63,113
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	(209)	(3,243)	0	0	(3,732)
109	(3,374)	(4,929)	(541)	(11,394)	(6,052)	(440)	(124,522)
0	0	0	0	0	0	0	0

3	0	0	(561)	78	0	0	1,051
100	(2,436)	52	(1,665)	(13,327)	(6,595)	(442)	(64,090)

$142	$(783)	$20,803	$(1,599)	$(10,906)	$(2,145)	$(22)	$20,889

$0	$0	$0	$0	$4	$0	$0	$61

ANNUAL REPORT	JUNE 30, 2013	37

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund

(Amounts in thousands)	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$431	$740	$308	$345	$295	$354
Net realized gain (loss)	55	421	24	213	(45)	172
Net realized gain on in-kind redemptions	282	73	308	0	1,368	0
Net change in unrealized appreciation (depreciation)	(500)	(388)	(896)	832	(1,977)	1,459
Net increase (decrease) resulting from operations	268	846	(256)	1,390	(359)	1,985

Net Equalization Credits and (Charges)	2	11	0	0	11	15

Distributions to Shareholders:
From net investment income	(400)	(735)	(291)	(342)	(332)	(348)
From net realized capital gains	(346)	(263)	(165)	(91)	(146)	(125)

Total Distributions	(746)	(998)	(456)	(433)	(478)	(473)

Fund Share Transactions:
Receipts for shares sold	53,479	35,808	18,660	0	25,291	27,592
Cost of shares redeemed	(56,063)	(10,205)	(18,660)	0	(50,604)	0
Net Income Equalization	(2)	(11)	0	0	(11)	(15)
Net increase (decrease) resulting from Fund share transactions**	(2,586)	25,592	0	0	(25,324)	27,577

Total Increase (Decrease) in Net Assets	(3,062)	25,451	(712)	957	(26,150)	29,104

Net Assets:
Beginning of year	132,657	107,206	21,852	20,895	37,446	8,342
End of year*	$129,595	$132,657	$21,140	$21,852	$11,296	$37,446

*Including undistributed (overdistributed) net investment income of:	$(62)	$(92)	$(51)	$(68)	$(50)	$(8)

Shares of Beneficial Interest:
Shares Sold	1,050	700	230	0	290	320
Shares Redeemed	(1,100)	(200)	(230)	0	(580)	0
Net increase (decrease) in shares outstanding	(50)	500	0	0	(290)	320

**	See note 12 in the Notes to Financial Statements.

38	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund		PIMCO Broad U.S. Treasury Index Exchange- Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund		PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012

$2,975	$2,769	$174	$238	$464	$15,815	$1,266	$8,378	$843	$2,047
(1,233)	1,316	(243)	837	(293)	678	(686)	(113)	(225)	20
15,239	26,507	475	95	6,851	10,146	47,493	24,984	6,327	0
(33,785)	26,916	(862)	550	(21,286)	(9,676)	(60,733)	39,653	(11,975)	6,776
(16,804)	57,508	(456)	1,720	(14,264)	16,963	(12,660)	72,902	(5,030)	8,843

(212)	(23)	9	13	(1,190)	(262)	6	295	38	10

(3,075)	(2,723)	(228)	(232)	(1,333)	(14,914)	(819)	(8,084)	(680)	(1,951)
0	0	(509)	(122)	(599)	(1,221)	0	0	(10)	0

(3,075)	(2,723)	(737)	(354)	(1,932)	(16,135)	(819)	(8,084)	(690)	(1,951)

94,185	194,319	50,409	25,479	334,900	296,546	349,802	216,823	36,828	46,567
(161,945)	(119,894)	(55,623)	(17,136)	(276,591)	(482,247)	(606,501)	(165,360)	(68,600)	0
212	23	(9)	(13)	1,190	262	(6)	(295)	(38)	(10)
(67,548)	74,448	(5,223)	8,330	59,499	(185,439)	(256,705)	51,168	(31,810)	46,557

(87,639)	129,210	(6,407)	9,709	42,113	(184,873)	(270,178)	116,281	(37,492)	53,459

169,915	40,705	19,520	9,811	999,496	1,184,369	375,182	258,901	109,678	56,219
$82,276	$169,915	$13,113	$19,520	$1,041,609	$999,496	$105,004	$375,182	$72,186	$109,678

$(74)	$26	$(47)	$7	$(394)	$131	$429	$(77)	$185	$20

860	2,000	470	240	6,200	5,500	4,850	3,300	600	800
(1,450)	(1,120)	(520)	(160)	(5,150)	(9,000)	(8,550)	(2,500)	(1,150)	0
(590)	880	(50)	80	1,050	(3,500)	(3,700)	800	(550)	800

ANNUAL REPORT	JUNE 30, 2013	39

Statements of Changes in Net Assets (Cont.)

	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund		PIMCO Australia Bond Index Exchange- Traded Fund

(Amounts in thousands)	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Period from October 31, 2011 to June 30, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$46,891	$9,430	$6,824	$5,200	$1,450	$592
Net realized gain (loss)	11,276	(47)	7,706	150	(203)	(53)
Net realized gain on in-kind redemptions	1,500	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	(25,248)	2,504	(8,595)	9,020	(5,283)	759
Net increase (decrease) resulting from operations	34,419	11,887	5,935	14,370	(4,036)	1,298

Net Equalization Credits and (Charges)	8,632	915	(101)	193	36	17

Distributions to Shareholders:
From net investment income	(50,883)	(9,093)	(7,178)	(5,061)	(1,273)	(524)
From net realized capital gains	0	0	(1,529)	0	(30)	0
Tax basis return of capital	0	0	0	0	(16)	0

Total Distributions	(50,883)	(9,093)	(8,707)	(5,061)	(1,319)	(524)

Fund Share Transactions:
Receipts for shares sold	2,098,777	305,800	70,504	184,315	31,218	32,732
Cost of shares redeemed	(98,906)	(9,896)	(183,083)	(10,178)	(15,285)	(4,985)
Net Income Equalization	(8,632)	(915)	101	(193)	(36)	(17)
Net increase (decrease) resulting from Fund share transactions**	1,991,239	294,989	(112,478)	173,944	15,897	27,730

Total Increase (Decrease) in Net Assets	1,983,407	298,698	(115,351)	183,446	10,578	28,521

Net Assets:
Beginning of year or period	323,771	25,073	256,267	72,821	28,521	0
End of year or period*	$2,307,178	$323,771	$140,916	$256,267	$39,099	$28,521

*Including undistributed (overdistributed) net investment income of:	$41	$347	$(158)	$140	$(32)	$21

Shares of Beneficial Interest:
Shares Sold	20,200	3,100	650	1,800	300	330
Shares Redeemed	(950)	(100)	(1,700)	(100)	(150)	(50)
Net increase (decrease) in shares outstanding	19,250	3,000	(1,050)	1,700	150	280

**	See note 12 in the Notes to Financial Statements.

40	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Canada Bond Index Exchange- Traded Fund		PIMCO Germany Bond Index Exchange- Traded Fund		PIMCO Build America Bond Exchange- Traded Fund		PIMCO Enhanced Short Maturity Exchange- Traded Fund		PIMCO Foreign Currency Strategy Exchange- Traded Fund

Year Ended June 30, 2013	Period from November 9, 2011 to June 30, 2012	Year Ended June 30, 2013	Period from November 9, 2011 to June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Period from February 11, 2013 to June 30, 2013

$610	$196	$42	$82	$1,653	$1,372	$20,751	$16,297	$66
(30)	41	(12)	(170)	938	2,211	4,981	(902)	(563)
0	0	0	0	0	0	0	0	0
(2,791)	321	112	(108)	(3,374)	1,816	(4,929)	3,882	(1,102)
(2,211)	558	142	(196)	(783)	5,399	20,803	19,277	(1,599)

5	7	0	4	9	(19)	517	240	5

(584)	(153)	(25)	(22)	(1,711)	(1,357)	(21,767)	(16,300)	0
(85)	0	0	0	(1,124)	(600)	0	(995)	0
0	0	0	(62)	0	0	0	0	0

(669)	(153)	(25)	(84)	(2,835)	(1,957)	(21,767)	(17,295)	0

15,946	23,313	0	13,005	19,928	22,085	2,450,336	1,155,847	36,923
0	(5,154)	0	(9,848)	(22,360)	(16,070)	(412,099)	(676,214)	(9,868)
(5)	(7)	0	(4)	(9)	19	(517)	(240)	(5)
15,941	18,152	0	3,153	(2,441)	6,034	2,037,720	479,393	27,050

13,066	18,564	117	2,877	(6,050)	9,457	2,037,273	481,615	25,456

18,564	0	2,877	0	37,101	27,644	1,715,342	1,233,727	0
$31,630	$18,564	$2,994	$2,877	$31,051	$37,101	$3,752,615	$1,715,342	$25,456

$(2)	$14	$(21)	$(23)	$(122)	$(44)	$124	$157	$(48)

150	230	0	130	350	400	24,150	11,480	740
0	(50)	0	(100)	(400)	(300)	(4,060)	(6,720)	(200)
150	180	0	30	(50)	100	20,090	4,760	540

ANNUAL REPORT	JUNE 30, 2013	41

Statements of Changes in Net Assets (Cont.)

	PIMCO Global Advantage® Inflation-Linked BondExchange- Traded Fund		PIMCO Intermediate Municipal Bond Exchange- Traded Fund		PIMCO Short Term Municipal Bond Exchange- Traded Fund		PIMCO Total Return Exchange- Traded Fund

(Amounts in thousands)	Year Ended June 30, 2013	Period from April 30, 2012 to June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Period from February 29, 2012 to June 30, 2012

Increase in Net Assets from:

Operations:
Net investment income	$2,421	$156	$4,450	$2,677	$420	$347	$84,979	$7,091
Net realized gain (loss)	(2,011)	51	(543)	222	(2)	5	59,381	8,771
Net change in unrealized appreciation (depreciation)	(11,316)	(283)	(6,052)	4,119	(440)	113	(123,471)	22,207
Net increase (decrease) resulting from operations	(10,906)	(76)	(2,145)	7,018	(22)	465	20,889	38,069

Net Equalization Credits and (Charges)	116	7	39	44	(2)	5	7,488	3,339

Distributions to Shareholders:
From net investment income	(690)	0	(4,408)	(2,647)	(498)	(341)	(83,503)	(7,240)
From net realized capital gains	(312)	0	(264)	(118)	(5)	(24)	(31,360)	0

Total Distributions	(1,002)	0	(4,672)	(2,765)	(503)	(365)	(114,863)	(7,240)

Fund Share Transactions:
Receipts for shares sold	108,001	28,232	78,630	69,251	27,784	20,195	3,467,911	1,735,036
Cost of shares redeemed	(4,813)	0	(37,458)	(10,457)	(10,051)	0	(741,210)	0
Net Income Equalization	(116)	(7)	(39)	(44)	2	(5)	(7,488)	(3,339)
Net increase resulting from Fund share transactions**	103,072	28,225	41,133	58,750	17,735	20,190	2,719,213	1,731,697

Total Increase in Net Assets	91,280	28,156	34,355	63,047	17,208	20,295	2,632,727	1,765,865

Net Assets:
Beginning of year or period	28,156	0	153,576	90,529	43,463	23,168	1,765,865	0
End of year or period*	$119,436	$28,156	$187,931	$153,576	$60,671	$43,463	$4,398,592	$1,765,865

*Including undistributed (overdistributed) net investment income of:	$(436)	$(61)	$0	$(38)	$(75)	$3	$29,317	$905

Shares of Beneficial Interest:
Shares Sold	2,000	560	1,450	1,300	550	400	31,800	16,730
Shares Redeemed	(100)	0	(700)	(200)	(200)	0	(6,900)	0
Net increase in shares outstanding	1,900	560	750	1,100	350	400	24,900	16,730

**	See note 12 in the Notes to Financial Statements.

42	PIMCO ETF TRUST	See Accompanying Notes

Statement of Cash Flows

Year Ended June 30, 2013
(Amounts in thousands)	PIMCO Global Advantage® Inflation-Linked Bond Exchange- Traded Fund

Cash flows used for operating activities:
Net (decrease) in net assets resulting from operations	$(10,906)

Adjustments to reconcile net (decrease) in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(322,621)
Proceeds from sales of long-term securities	219,627
Proceeds from sales of short-term portfolio investments, net	2,739
(Increase) in receivable for investments sold	(602)
(Increase) in interest and dividends receivable	(885)
Increase in deposits from counterparty	980
(Decrease) in payable for investments purchased	(647)
Increase in accrued management fees	48
Increase in recoupment payable to Manager	5
Payments on currency transactions	(3,332)
Increase in other liabilities	2
Net change in unrealized depreciation on investments	11,394
Net change in unrealized (appreciation) on translation of assets and liabilities in foreign currencies	(78)
Net realized loss on investments and foreign currency transactions	2,011
Net amortization (accretion) on investments	975
Net cash used for operating activities	(101,290)

Cash flows received from financing activities:
Proceeds from shares sold	107,885
Payment on shares redeemed	(4,813)
Net equalization credits and charges	116
Cash dividend paid	(1,002)
Proceeds from reverse repurchase agreements	66,680
Payments on reverse repurchase agreements	(66,680)
Proceeds from sale-buyback transactions	145,904
Payments on sale-buyback transactions	(145,904)
Net cash received from financing activities	102,186

Net Increase in Cash and Foreign Currency	896

Cash and Foreign Currency:
Beginning of year	187
End of year	$1,083

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$31

ANNUAL REPORT	JUNE 30, 2013	43

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.2%

U.S. Treasury Bonds
7.250% due 05/15/2016	$2,000	$2,377

U.S. Treasury Notes
0.125% due 04/30/2015	1,820	1,813
0.250% due 08/31/2014	2,450	2,451
0.250% due 09/15/2014	4,220	4,222
0.250% due 12/15/2014	6,015	6,016
0.250% due 01/15/2015	5,923	5,922
0.250% due 02/15/2015	8,049	8,044
0.250% due 03/31/2015	1,820	1,818
0.250% due 05/15/2015	4,710	4,702
0.250% due 05/31/2015	1,000	998
0.250% due 07/15/2015	4,415	4,403
0.250% due 08/15/2015	7,845	7,817
0.250% due 10/15/2015	8,495	8,456
0.250% due 12/15/2015	4,255	4,229
0.250% due 04/15/2016	1,040	1,030
0.375% due 11/15/2014	5,476	5,487

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.375% due 03/15/2015	$5,200	$5,206
0.375% due 04/15/2015	7,080	7,086
0.375% due 06/15/2015	3,180	3,181
0.375% due 11/15/2015	2,120	2,115
0.375% due 03/15/2016	1,470	1,462
0.375% due 06/15/2016	3,000	2,987
0.500% due 08/15/2014	7,262	7,286
0.500% due 10/15/2014	3,897	3,911
0.625% due 07/15/2014	5,728	5,753
1.750% due 05/31/2016	3,000	3,094
2.000% due 01/31/2016	3,370	3,497
2.000% due 04/30/2016	3,000	3,115
2.125% due 02/29/2016	1,960	2,041
2.250% due 03/31/2016	1,560	1,630
2.375% due 03/31/2016	1,560	1,636
2.625% due 02/29/2016	980	1,034
4.500% due 02/15/2016	3,370	3,716

Total U.S. Treasury Obligations (Cost $128,640)		128,535

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
$392

Total Short-Term Instruments (Cost $392)	392

Total Investments 99.5% (Cost $129,032)	$128,927

Other Assets and Liabilities (Net) 0.5%	668

Net Assets 100.0%	$129,595

Notes to Schedule of Investments (amounts in thousands):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
SSB	0.010%	06/28/2013	07/01/2013	$392	Fannie Mae 2.200% due 10/17/2022	$(403)	$392	$392

(1)	Includes accrued interest.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
U.S. Treasury Obligations	$0	$128,535	$0	$128,535
Short-Term Instruments
Repurchase Agreements	0	392	0	392
	$0	$128,927	$0	$128,927

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

44	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.3%

U.S. Treasury Notes
0.625% due 11/30/2017	$2,400	$2,339
0.750% due 02/28/2018	100	97
0.875% due 11/30/2016	400	400
0.875% due 07/31/2019	400	381
1.000% due 08/31/2016	180	181
1.000% due 09/30/2016	500	503
1.000% due 06/30/2019	200	192
1.000% due 09/30/2019	250	239
1.000% due 11/30/2019	650	619
1.125% due 05/31/2019	125	121
1.125% due 03/31/2020	350	333
1.125% due 04/30/2020	580	551

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.250% due 01/31/2019	$1,018	$1,001
1.250% due 04/30/2019	400	392
1.250% due 02/29/2020	250	241
1.375% due 11/30/2018	294	292
1.375% due 12/31/2018	500	496
1.375% due 01/31/2020	300	292
1.375% due 05/31/2020	350	338
1.500% due 08/31/2018	271	272
1.500% due 03/31/2019	1,400	1,392
1.750% due 10/31/2018	759	769
2.250% due 07/31/2018	518	539
2.375% due 05/31/2018	457	479
2.375% due 06/30/2018	293	307
2.500% due 06/30/2017	741	783
2.625% due 04/30/2018	605	642

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.750% due 02/28/2018	$300	$320
3.000% due 02/28/2017	1,048	1,126
3.125% due 10/31/2016	1,016	1,093
3.125% due 04/30/2017	1,049	1,132
3.250% due 06/30/2016	500	538
3.250% due 07/31/2016	1,046	1,127
3.250% due 12/31/2016	1,053	1,139
3.375% due 11/15/2019	300	330

Total U.S. Treasury Obligations (Cost $20,920)		20,996

Total Investments 99.3% (Cost $20,920)		$20,996

Other Assets and Liabilities (Net) 0.7%		144

Net Assets 100.0%		$21,140

Notes to Schedule of Investments (amounts in thousands):

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
U.S. Treasury Obligations	$0	$20,996	$0	$20,996

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	45

Schedule of Investments PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 97.7%

U.S. Treasury Bonds
6.000% due 02/15/2026	$490	$658
6.250% due 08/15/2023	433	581
6.375% due 08/15/2027	395	553
6.500% due 11/15/2026	96	135
7.875% due 02/15/2021	187	265
8.125% due 08/15/2021	780	1,132

U.S. Treasury Notes
1.625% due 11/15/2022	2,395	2,235
1.750% due 05/15/2022	205	195
2.000% due 11/15/2021	1,050	1,031
2.000% due 02/15/2022	695	679
2.000% due 02/15/2023	1,100	1,058
2.625% due 08/15/2020	1,122	1,172
3.125% due 05/15/2021	1,245	1,337

Total U.S. Treasury Obligations (Cost $11,606)		11,031

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (a) 1.3%
$149

Total Short-Term Instruments (Cost $149)	149

Total Investments 99.0% (Cost $11,755)	$11,180

Other Assets and Liabilities (Net) 1.0%	116

Net Assets 100.0%	$11,296

Notes to Schedule of Investments (amounts in thousands):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
SSB	0.010%	06/28/2013	07/01/2013	$149	Fannie Mae 2.200% due 10/17/2022	$(153)	$149	$149

(1)	Includes accrued interest.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
U.S. Treasury Obligations	$0	$11,031	$0	$11,031
Short-Term Instruments
Repurchase Agreements	0	149	0	149
	$0	$11,180	$0	$11,180

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

46	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.9%

U.S. Treasury Strips
0.000% due 02/15/2039	$12,065	$4,811
0.000% due 05/15/2039	12,735	5,037
0.000% due 08/15/2039	12,065	4,732
0.000% due 11/15/2039	12,735	4,929
0.000% due 02/15/2040	13,065	5,021
0.000% due 05/15/2040	12,295	4,669
0.000% due 08/15/2040	13,065	4,902
0.000% due 11/15/2040	11,820	4,396
0.000% due 02/15/2041	13,065	4,812
0.000% due 05/15/2041	11,820	4,298
0.000% due 08/15/2041	13,065	4,697
0.000% due 11/15/2041	11,820	4,195

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.000% due 02/15/2042	$13,065	$4,581
0.000% due 05/15/2042	11,820	4,092
0.000% due 08/15/2042	14,325	4,906
0.000% due 11/15/2042	10,865	3,694
0.000% due 02/15/2043	12,630	4,253
0.000% due 05/15/2043	12,500	4,173

Total U.S. Treasury Obligations (Cost $93,110)		82,198

Total Investments 99.9% (Cost $93,110)		$82,198

Other Assets and Liabilities (Net) 0.1%		78

Net Assets 100.0%		$82,276

Notes to Schedule of Investments (amounts in thousands):

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
U.S. Treasury Obligations	$0	$82,198	$0	$82,198

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	47

Schedule of Investments PIMCO Broad U.S. Treasury Index Exchange-Traded Fund

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 98.9%

U.S. Treasury Bonds
2.750% due 11/15/2042	$650	$562
2.875% due 05/15/2043	810	718
3.125% due 02/15/2043	810	757

U.S. Treasury Notes
0.125% due 04/30/2015	720	717
0.250% due 03/31/2015	750	749
0.250% due 05/31/2015	750	749
0.250% due 04/15/2016	700	693
0.250% due 05/15/2016	750	742
0.375% due 06/15/2016	760	757
0.625% due 04/30/2018	700	676
0.750% due 03/31/2018	650	633
1.000% due 05/31/2018	760	747
1.125% due 04/30/2020	900	855
1.250% due 02/29/2020	800	770
1.375% due 05/31/2020	760	733

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.625% due 11/15/2022	$740	$690
1.750% due 05/15/2023	750	702
2.000% due 02/15/2023	750	721

Total U.S. Treasury Obligations (Cost $13,303)		12,971

SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS (a) 2.8%
		365

Total Short-Term Instruments (Cost $365)		365

Total Investments 101.7% (Cost $13,668)		$13,336

Other Assets and Liabilities (Net) (1.7%)		(223)

Net Assets 100.0%		$13,113

Notes to Schedule of Investments (amounts in thousands):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
SSB	0.010%	06/28/2013	07/01/2013	$365	Fannie Mae 2.200% due 10/17/2022	$(374)	$365	$365

(1)	Includes accrued interest.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
U.S. Treasury Obligations	$0	$12,971	$0	$12,971
Short-Term Instruments
Repurchase Agreements	0	365	0	365
	$0	$13,336	$0	$13,336

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

48	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.4%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$134,788	$138,305
0.125% due 04/15/2017	110,575	113,499
0.125% due 04/15/2018	62,184	63,802
0.500% due 04/15/2015	71,216	73,030
1.625% due 01/15/2015	83,237	86,586
1.625% due 01/15/2018	63,947	70,012
1.875% due 07/15/2015	73,073	77,729
2.000% due 07/15/2014	72,820	75,215
2.000% due 01/15/2016	71,616	76,948
2.375% due 01/15/2017	65,315	72,413
2.500% due 07/15/2016	82,747	91,513
2.625% due 07/15/2017	84,721	96,132

Total U.S. Treasury Obligations (Cost $1,049,255)		1,035,184

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$972

Total Short-Term Instruments (Cost $972)	972

Total Investments 99.5% (Cost $1,050,227)	$1,036,156

Other Assets and Liabilities (Net) 0.5%	5,453

Net Assets 100.0%	$1,041,609

Notes to Schedule of Investments (amounts in thousands):

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
SSB	0.010%	06/28/2013	07/01/2013	$972	Fannie Mae 2.200% due 10/17/2022	$(993)	$972	$972

(1)	Includes accrued interest.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
U.S. Treasury Obligations	$0	$1,035,184	$0	$1,035,184
Short-Term Instruments
Repurchase Agreements	0	972	0	972
	$0	$1,036,156	$0	$1,036,156

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	49

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.4%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$10,286	$8,646
0.750% due 02/15/2042	17,358	15,283
2.125% due 02/15/2040	11,248	13,662
2.125% due 02/15/2041	17,130	20,847
2.500% due 01/15/2029	10,113	12,462
3.375% due 04/15/2032	4,208	5,909
3.875% due 04/15/2029	19,139	27,573

Total U.S. Treasury Obligations (Cost $124,010)		104,382

Total Investments 99.4% (Cost $124,010)		$104,382

Other Assets and Liabilities (Net) 0.6%		622

Net Assets 100.0%		$105,004

Notes to Schedule of Investments (amounts in thousands):

(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
U.S. Treasury Obligations	$0	$104,382	$0	$104,382

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

50	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 98.2%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$2,552	$2,499
0.125% due 07/15/2022	2,811	2,747
0.125% due 01/15/2023	2,352	2,279
0.500% due 04/15/2015	1,586	1,626
0.625% due 07/15/2021	2,456	2,535
0.625% due 02/15/2043	339	285
0.750% due 02/15/2042	2,818	2,481
1.125% due 01/15/2021	4,295	4,593
1.375% due 01/15/2020	5,013	5,463
1.625% due 01/15/2015	4,110	4,276
1.625% due 01/15/2018	5,746	6,291
1.750% due 01/15/2028	2,561	2,868
1.875% due 07/15/2019	3,254	3,670
2.000% due 01/15/2016	1,757	1,888
2.000% due 01/15/2026	3,682	4,252
2.125% due 02/15/2040	1,217	1,478
2.125% due 02/15/2041	2,350	2,860

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.375% due 01/15/2017	$1,960	$2,173
2.375% due 01/15/2025	3,035	3,615
2.500% due 07/15/2016	6,446	7,129
2.500% due 01/15/2029	4,770	5,878

Total U.S. Treasury Obligations (Cost $74,054)		70,886

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (b) 1.3%
		946

Total Short-Term Instruments (Cost $946)		946

Total Investments 99.5% (Cost $75,000)		$71,832

Other Assets and Liabilities (Net) 0.5%		354

Net Assets 100.0%		$72,186

Notes to Schedule of Investments (amounts in thousands):

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
SSB	0.010%	06/28/2013	07/01/2013	$946	Fannie Mae 2.200% due 10/17/2022	$(969)	$946	$946

(1)	Includes accrued interest.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
U.S. Treasury Obligations	$0	$70,886	$0	$70,886
Short-Term Instruments
Repurchase Agreements	0	946	0	946
	$0	$71,832	$0	$71,832

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	51

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 86.8%

BANKING & FINANCE 18.8%

AGFC Capital Trust
6.000% due 01/15/2067	$1,500	$1,140

Ally Financial, Inc.
3.125% due 01/15/2016	750	749
4.500% due 02/11/2014	11,525	11,652
4.625% due 06/26/2015	16,800	17,227
5.500% due 02/15/2017	15,800	16,571

Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018	6,500	6,565

Checkout Holding Corp.
0.000% due 11/15/2015	1,550	1,221

CIT Group, Inc.
4.250% due 08/15/2017	21,250	21,436
4.750% due 02/15/2015	8,503	8,662
5.000% due 05/15/2017	23,023	23,627
5.250% due 04/01/2014	3,395	3,454
6.625% due 04/01/2018	675	732

CNH Capital LLC
3.625% due 04/15/2018	750	716
3.875% due 11/01/2015	17,085	17,256

Credit Agricole S.A.
6.637% due 05/31/2017 (c)	1,950	1,818

E*TRADE Financial Corp.
6.000% due 11/15/2017	600	609
6.750% due 06/01/2016	1,700	1,755

Eksportfinans ASA
2.000% due 09/15/2015	8,935	8,622
2.375% due 05/25/2016	18,618	17,920
3.000% due 11/17/2014	1,100	1,103
5.500% due 05/25/2016	16,600	17,376
5.500% due 06/26/2017	1,375	1,430

General Motors Financial Co., Inc.
2.750% due 05/15/2016	400	394
3.250% due 05/15/2018	400	390
4.750% due 08/15/2017	14,800	15,244

Genworth Holdings, Inc.
6.150% due 11/15/2066	750	653

HBOS Capital Funding LP
6.071% due 06/30/2014 (c)	18,875	16,516

Icahn Enterprises LP
7.750% due 01/15/2016	2,619	2,707
8.000% due 01/15/2018	2,000	2,105

International Lease Finance Corp.
6.500% due 09/01/2014	2,290	2,393
6.750% due 09/01/2016	18,970	20,582
8.625% due 09/15/2015	21,775	23,925
8.750% due 03/15/2017	16,925	18,935

iStar Financial, Inc.
7.125% due 02/15/2018	750	782
9.000% due 06/01/2017	1,000	1,120

Leucadia National Corp.
7.000% due 08/15/2013	500	504

Nuveen Investments, Inc.
9.125% due 10/15/2017	9,900	9,974

Oxford Finance LLC
7.250% due 01/15/2018	400	418

RBS Capital Trust
5.512% due 09/30/2014 (c)	14,085	10,423

Resona Preferred Global Securities Cayman Ltd.
7.191% due 07/30/2015 (c)	11,670	12,458

Royal Bank of Scotland Group PLC
5.000% due 10/01/2014	15,683	16,039

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.050% due 01/08/2015	$11,950	$11,983
6.990% due 10/05/2017 (c)	1,500	1,418
7.648% due 09/30/2031 (c)	2,000	1,850

SLM Corp.
3.875% due 09/10/2015	8,075	8,175
5.000% due 10/01/2013	100	101
5.050% due 11/14/2014	8,582	8,797
6.250% due 01/25/2016	4,450	4,734

SMFG Preferred Capital Ltd.
6.078% due 01/25/2017 (c)	1,750	1,908

Societe Generale S.A.
5.922% due 04/05/2017 (c)(f)	1,450	1,377

Springleaf Finance Corp.
5.400% due 12/01/2015	15,315	15,353
5.750% due 09/15/2016	2,000	1,960
6.900% due 12/15/2017	20,450	20,169

UBS Preferred Funding Trust
6.243% due 05/15/2016 (c)	14,050	14,524

Virgin Media Secured Finance PLC
6.500% due 01/15/2018	2,000	2,065

XL Group PLC
6.500% due 04/15/2017 (c)	1,691	1,657

		433,274

INDUSTRIALS 57.7%

Accellent, Inc.
10.000% due 11/01/2017	9,650	8,926

Advanced Micro Devices, Inc.
8.125% due 12/15/2017	1,000	1,038

Affinion Group Holdings, Inc.
11.625% due 11/15/2015	1,050	530

Affinion Group, Inc.
11.500% due 10/15/2015 (f)	1,000	775

Afren PLC
11.500% due 02/01/2016	6,950	7,749

Aguila S.A.
7.875% due 01/31/2018	10,520	10,888

Ainsworth Lumber Co. Ltd.
7.500% due 12/15/2017	800	852

Air Canada
9.250% due 08/01/2015	14,450	15,145

Alere, Inc.
8.625% due 10/01/2018	1,300	1,378

Aleris International, Inc.
7.625% due 02/15/2018	4,300	4,499
7.875% due 11/01/2020	8,700	8,961

Alion Science and Technology Corp.
12.000% due 11/01/2014 (a)	2,285	2,337

Alliance One International, Inc.
10.000% due 07/15/2016	16,860	17,324

American Achievement Corp.
10.875% due 04/15/2016	1,350	1,353

ArcelorMittal
4.250% due 08/05/2015	18,750	19,008
5.000% due 02/25/2017	21,520	21,897

Arch Coal, Inc.
8.750% due 08/01/2016 (f)	19,933	20,033

Ardagh Packaging Finance PLC
7.375% due 10/15/2017	17,000	18,232

Ashland, Inc.
3.000% due 03/15/2016	800	808
3.875% due 04/15/2018	9,050	8,993

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Associated Materials LLC
9.125% due 11/01/2017 (f)	$10,135	$10,692

Avaya, Inc.
9.750% due 11/01/2015	1,100	1,094
10.125% due 11/01/2015	4,450	4,428

Bausch & Lomb, Inc.
9.875% due 11/01/2015	1,697	1,752

Beazer Homes USA, Inc.
8.125% due 06/15/2016	11,240	12,336

Bombardier, Inc.
7.500% due 03/15/2018	3,000	3,345

Bumble Bee Holdings, Inc.
9.000% due 12/15/2017	14,650	15,639

Cablevision Systems Corp.
8.625% due 09/15/2017	14,450	16,473

Caesars Entertainment Operating Co., Inc.
10.750% due 02/01/2016	10,875	9,108
11.250% due 06/01/2017	17,434	18,197

Capella Healthcare, Inc.
9.250% due 07/01/2017	6,500	6,939

Case New Holland, Inc.
7.750% due 09/01/2013	3,900	3,934
7.875% due 12/01/2017	19,050	21,669

CCO Holdings LLC
7.250% due 10/30/2017	3,110	3,308

CDRT Holding Corp.
9.250% due 10/01/2017 (a)	17,850	18,162

Cengage Learning Acquisitions, Inc.
10.500% due 01/15/2015	1,400	133

Centex Corp.
6.500% due 05/01/2016	1,025	1,148

Ceridian Corp.
11.250% due 11/15/2015	14,700	14,976

CEVA Group PLC
8.375% due 12/01/2017	1,000	985

Chesapeake Energy Corp.
6.500% due 08/15/2017 (f)	1,250	1,347
9.500% due 02/15/2015	20,825	23,116

CityCenter Holdings LLC
7.625% due 01/15/2016	18,220	19,313
10.750% due 01/15/2017	1,000	1,083

Clear Channel Communications, Inc.
5.500% due 09/15/2014	12,769	12,482
10.750% due 08/01/2016	2,750	2,399
11.000% due 08/01/2016 (a)	1,150	1,021

Clearwire Communications LLC
12.000% due 12/01/2015	8,325	8,866
12.000% due 12/01/2017	1,000	1,162

CMA CGM S.A.
8.500% due 04/15/2017	2,000	1,770

CNH America LLC
7.250% due 01/15/2016	1,000	1,090

Commercial Metals Co.
6.500% due 07/15/2017	750	799

CONSOL Energy, Inc.
8.000% due 04/01/2017	20,520	21,700

Constellation Brands, Inc.
7.250% due 09/01/2016	1,400	1,598
7.250% due 05/15/2017	5,000	5,725
8.375% due 12/15/2014	2,850	3,092

CSC Holdings LLC
8.500% due 06/15/2015	250	256

52	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

D.R. Horton, Inc.
4.750% due 05/15/2017	$2,800	$2,905

Dean Foods Co.
7.000% due 06/01/2016	15,479	16,911

DISH DBS Corp.
4.250% due 04/01/2018	4,000	3,940
6.625% due 10/01/2014	400	418
7.125% due 02/01/2016	33,798	36,755
7.750% due 05/31/2015	100	109

DJO Finance LLC
7.750% due 04/15/2018	3,435	3,409
9.750% due 10/15/2017	1,200	1,230
9.875% due 04/15/2018	12,810	13,483

Dollar General Corp.
4.125% due 07/15/2017	1,800	1,900

DynCorp International, Inc.
10.375% due 07/01/2017	1,000	1,010

Easton-Bell Sports, Inc.
9.750% due 12/01/2016	1,005	1,078

El Paso LLC
7.000% due 06/15/2017	8,400	9,171

Enterprise Products Operating LLC
8.375% due 08/01/2066	1,250	1,395

EPE Holdings LLC
8.125% due 12/15/2017 (a)	1,043	1,069

Essar Steel Algoma, Inc.
9.875% due 06/15/2015	925	722

Exide Technologies
8.625% due 02/01/2018^ (f)	7,000	4,340

First Data Corp.
11.250% due 03/31/2016	12,886	12,660

FMG Resources Pty. Ltd.
6.000% due 04/01/2017 (f)	16,275	15,909
6.375% due 02/01/2016 (f)	2,625	2,625
7.000% due 11/01/2015	3,325	3,375

Freescale Semiconductor, Inc.
9.250% due 04/15/2018	3,000	3,247

Fresenius Medical Care U.S. Finance, Inc.
6.875% due 07/15/2017	9,210	10,108

Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	13,286	14,747

Greif, Inc.
6.750% due 02/01/2017	8,535	9,431

GXS Worldwide, Inc.
9.750% due 06/15/2015	2,000	2,040

Hanson Ltd.
6.125% due 08/15/2016	6,880	7,482

Hapag-Lloyd AG
9.750% due 10/15/2017	10,505	10,873

Harland Clarke Holdings Corp.
9.500% due 05/15/2015	938	932

HCA, Inc.
5.750% due 03/15/2014	1,000	1,023
6.500% due 02/15/2016	28,475	30,753
6.750% due 07/15/2013	2,625	2,628

Health Management Associates, Inc.
6.125% due 04/15/2016	15,496	16,736

Hercules Offshore, Inc.
7.125% due 04/01/2017	1,000	1,068

Hertz Corp.
4.250% due 04/01/2018	400	392

Hexion U.S. Finance Corp.
8.875% due 02/01/2018	15,200	15,580

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018	$6,250	$6,711

Igloo Holdings Corp.
8.250% due 12/15/2017 (a)	1,200	1,230

IMS Health, Inc.
12.500% due 03/01/2018	9,135	10,665

inVentiv Health, Inc.
9.000% due 01/15/2018	2,000	2,095

Jaguar Holding Co.
9.375% due 10/15/2017 (a)	7,425	7,796

Jarden Corp.
7.500% due 05/01/2017	1,500	1,661

JC Penney Corp., Inc.
5.750% due 02/15/2018	1,000	883
7.950% due 04/01/2017	1,250	1,209

JMC Steel Group
8.250% due 03/15/2018	8,900	8,744

KB Home
5.875% due 01/15/2015	375	393
6.250% due 06/15/2015	735	785

Kratos Defense & Security Solutions, Inc.
10.000% due 06/01/2017	1,250	1,344

Lafarge S.A.
6.200% due 07/09/2015	1,500	1,605
6.500% due 07/15/2016	11,336	12,356

Lantheus Medical Imaging, Inc.
9.750% due 05/15/2017	500	444

Lennar Corp.
4.125% due 12/01/2018	500	476
5.600% due 05/31/2015	8,690	9,168
12.250% due 06/01/2017	1,000	1,287

Level 3 Financing, Inc.
8.125% due 07/01/2019	250	264

Limited Brands, Inc.
8.500% due 06/15/2019	755	880

Logan’s Roadhouse, Inc.
10.750% due 10/15/2017	12,468	11,626

Longview Fibre Paper & Packaging, Inc.
8.000% due 06/01/2016	8,025	8,376

Marina District Finance Co., Inc.
9.500% due 10/15/2015	350	366

Masco Corp.
6.125% due 10/03/2016	10,192	11,058

Meritor, Inc.
8.125% due 09/15/2015	1,050	1,180

MGM Resorts International
6.625% due 07/15/2015	17,300	18,533
7.625% due 01/15/2017	12,100	13,280
10.000% due 11/01/2016	9,500	11,186

Michaels Stores, Inc.
7.750% due 11/01/2018	6,560	7,052

Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	975	963
11.500% due 11/01/2017	1,000	1,110

Mylan, Inc.
6.000% due 11/15/2018	1,700	1,864

Navios Maritime Acquisition Corp.
8.625% due 11/01/2017	11,450	11,765

Navios Maritime Holdings, Inc.
8.875% due 11/01/2017	11,400	11,856

New York Times Co.
6.625% due 12/15/2016	250	277

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Novelis, Inc.
8.375% due 12/15/2017	$20,700	$22,045

Ocean Rig UDW, Inc.
9.500% due 04/27/2016	500	521

Office Depot, Inc.
6.250% due 08/15/2013	500	504

Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016	16,220	18,166

Pacific Drilling Ltd.
7.250% due 12/01/2017	2,000	2,090

Packaging Dynamics Corp.
8.750% due 02/01/2016	2,175	2,208

Peabody Energy Corp.
7.375% due 11/01/2016	4,150	4,627

Perstorp Holding AB
8.750% due 05/15/2017	4,150	4,171
11.000% due 08/15/2017	1,000	995

Petco Holdings, Inc.
8.500% due 10/15/2017 (a)	16,130	16,533

PHH Corp.
7.375% due 09/01/2019	11,175	11,901
9.250% due 03/01/2016	1,000	1,117

Pittsburgh Glass Works LLC
8.500% due 04/15/2016	12,886	12,822

Ply Gem Industries, Inc.
8.250% due 02/15/2018	13,061	13,975
9.375% due 04/15/2017	36	38

Quebecor Media, Inc.
7.750% due 03/15/2016	1,371	1,397

Quiksilver, Inc.
6.875% due 04/15/2015	18,200	17,927

Radiation Therapy Services, Inc.
9.875% due 04/15/2017	1,250	769

Radio One, Inc.
12.500% due 05/24/2016	350	354

RBS Global, Inc.
8.500% due 05/01/2018	2,000	2,135

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	1,000	1,010

Rite Aid Corp.
9.500% due 06/15/2017	3,767	3,914

Rockies Express Pipeline LLC
3.900% due 04/15/2015	750	746

Royal Caribbean Cruises Ltd.
11.875% due 07/15/2015	1,350	1,573

RR Donnelley & Sons Co.
6.125% due 01/15/2017	2,000	2,100

Ryerson, Inc.
9.000% due 10/15/2017	7,900	8,048

Ryland Group, Inc.
6.625% due 05/01/2020	250	264

Sabine Pass LNG LP
7.500% due 11/30/2016	19,716	21,318

Sable International Finance Ltd.
7.750% due 02/15/2017	1,000	1,060

Sabre Holdings Corp.
8.350% due 03/15/2016	750	806

Schaeffler Finance BV
7.750% due 02/15/2017	17,800	19,758

Seagate HDD Cayman
6.875% due 05/01/2020	500	533

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	53

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Seagate Technology HDD Holdings
6.800% due 10/01/2016	$250	$278

Service Corp. International
7.000% due 06/15/2017	1,250	1,384

Shingle Springs Tribal Gaming Authority
9.375% due 06/15/2015	1,600	1,588

Sinclair Television Group, Inc.
9.250% due 11/01/2017	1,000	1,063

Sirius XM Radio, Inc.
8.750% due 04/01/2015	2,450	2,707

Sitel LLC
11.500% due 04/01/2018	500	375

Smithfield Foods, Inc.
7.750% due 07/01/2017	13,144	14,557

Snoqualmie Entertainment Authority
9.125% due 02/01/2015	977	964

Spirit Aerosystems, Inc.
7.500% due 10/01/2017	4,100	4,305

SPX Corp.
6.875% due 09/01/2017	1,250	1,356
7.625% due 12/15/2014	12,510	13,323

Stanadyne Corp.
10.000% due 08/15/2014	750	698

STHI Holding Corp.
8.000% due 03/15/2018	11,384	12,352

SUPERVALU, Inc.
8.000% due 05/01/2016	15,350	16,597

Telesat Canada
6.000% due 05/15/2017	16,275	16,662

Tenet Healthcare Corp.
9.250% due 02/01/2015	12,395	13,464

Tesoro Corp.
4.250% due 10/01/2017	2,000	2,060

Toll Brothers Finance Corp.
4.950% due 03/15/2014	625	640

Toys “R” Us, Inc.
7.375% due 09/01/2016 (f)	13,250	13,283
10.375% due 08/15/2017	2,000	2,010

Travelport LLC
13.875% due 03/01/2016 (a)	1,911	1,964

TRW Automotive, Inc.
7.000% due 03/15/2014	790	818
7.250% due 03/15/2017	1,750	1,991

U.S. Steel Corp.
6.050% due 06/01/2017 (f)	1,000	1,045

United Airlines, Inc.
6.750% due 09/15/2015	2,850	2,943

USG Corp.
6.300% due 11/15/2016	14,280	14,637
9.750% due 01/15/2018	1,800	2,052

Valeant Pharmaceuticals International
6.500% due 07/15/2016	6,750	6,986
6.750% due 10/01/2017	2,000	2,080

Vanguard Health Holding Co. LLC
8.000% due 02/01/2018	16,600	17,679

Vertellus Specialties, Inc.
9.375% due 10/01/2015	2,100	1,911

Visant Corp.
10.000% due 10/01/2017	2,000	1,855

Vulcan Materials Co.
6.500% due 12/01/2016	2,000	2,175

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

VWR Funding, Inc.
7.250% due 09/15/2017	$10,401	$10,817

Wind Acquisition Finance S.A.
7.250% due 02/15/2018	10,000	10,125
11.750% due 07/15/2017	19,195	20,059
12.250% due 07/15/2017 (a)	8,200	8,302

Windstream Corp.
7.875% due 11/01/2017	16,289	17,959
8.125% due 08/01/2013	1,225	1,230

Wynn Las Vegas LLC
7.875% due 11/01/2017	1,000	1,055

YCC Holdings LLC
10.250% due 02/15/2016 (a)	4,650	4,789

		1,331,368

UTILITIES 10.3%

AES Corp.
7.750% due 03/01/2014	48	50
7.750% due 10/15/2015	9,114	10,094
9.750% due 04/15/2016	14,220	16,460

Calpine Corp.
7.250% due 10/15/2017	14,250	14,927

CenturyLink, Inc.
5.150% due 06/15/2017	9,450	9,993
6.000% due 04/01/2017	13,650	14,776

Cincinnati Bell, Inc.
8.750% due 03/15/2018	1,000	1,006

CMS Energy Corp.
6.875% due 12/15/2015	250	281

DPL, Inc.
6.500% due 10/15/2016	595	625

Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	6,350	6,366

Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017 (f)	17,000	17,340

Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	18,100	19,096

Frontier Communications Corp.
8.250% due 05/01/2014	5	5
8.250% due 04/15/2017	8,215	9,324

GenOn Energy, Inc.
7.875% due 06/15/2017	12,000	12,810

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	1,000	1,090

Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	12,485	13,433

Midwest Generation LLC
8.560% due 01/02/2016^	5,799	5,451

NGPL PipeCo LLC
7.119% due 12/15/2017	12,600	12,285

NII Capital Corp.
10.000% due 08/15/2016	3,000	2,925

Niska Gas Storage U.S. LLC
8.875% due 03/15/2018	7,750	8,079

NRG Energy, Inc.
7.625% due 01/15/2018	16,600	17,845

Penn Virginia Resource Partners LP
8.250% due 04/15/2018	5,550	5,814

Sprint Nextel Corp.
6.000% due 12/01/2016	33,815	35,759

Talos Production LLC
9.750% due 02/15/2018	400	382

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Texas Competitive Electric Holdings Co. LLC
10.250% due 11/01/2015	$7,375	$738

		236,954

Total Corporate Bonds & Notes (Cost $2,021,443)		2,001,596

U.S. TREASURY OBLIGATIONS 9.3%

U.S. Treasury Notes
0.125% due 12/31/2013	3,800	3,800
0.250% due 01/31/2014	12,700	12,710
0.250% due 02/28/2014	16,400	16,413
0.250% due 03/31/2014 (h)	30,867	30,889
0.250% due 04/30/2014	54,500	54,537
0.250% due 05/31/2014	16,000	16,010
0.250% due 06/30/2014	2,200	2,201
0.750% due 12/15/2013	12,134	12,170
0.750% due 06/15/2014	900	905
1.000% due 01/15/2014	9,250	9,294
1.000% due 05/15/2014	5,800	5,841
1.250% due 02/15/2014 (h)	24,813	24,986
1.250% due 03/15/2014	6,604	6,656
1.250% due 04/15/2014	1,900	1,916
1.500% due 12/31/2013	1,700	1,712
1.750% due 01/31/2014	8,600	8,682
1.875% due 02/28/2014	2,500	2,529
1.875% due 04/30/2014	4,100	4,158

Total U.S. Treasury Obligations (Cost $215,411)		215,409

	SHARES
SHORT-TERM INSTRUMENTS 4.5%

MUTUAL FUNDS (d)(e) 2.2%

PIMCO Money Market Fund (f)	51,215,285	51,215

REPURCHASE AGREEMENTS (g) 0.8%
		18,452

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 1.5%
0.120% due 01/09/2014 - 06/26/2014 (b)(h)	$34,520	34,489

Total Short-Term Instruments (Cost $104,153)		104,156

Total Investments 100.6% (Cost $2,341,007)		$2,321,161

Other Assets and Liabilities (Net) (0.6%)		(13,983)

Net Assets 100.0%		$2,307,178

54	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Fund.
(e)	Institutional Class Shares of each Fund.
(f)	As of June 30, 2013, securities with an aggregate market value of $50,218 were out on loan in exchange for $51,215 of cash collateral. The collateral was invested in a cash collateral reinvestment vehicle as described in note 5(d) in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
BRC	0.180%	06/28/2013	07/01/2013	$17,400	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(17,822)	$17,400	$17,400
SSB	0.010%	06/28/2013	07/01/2013	1,052	Fannie Mae 2.200% due 10/17/2022	(1,074)	1,052	1,052
						$(18,896)	$18,452	$18,452

(1)	Includes accrued interest.

As of June 30, 2013, there were no open reverse repurchase agreements. The average amount of borrowing while outstanding during the period ended June 30, 2013 was $2,255 at a weighted average interest rate of (2.642%).

EXCHANGE-TRADED OR CENTRALLY CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

Centrally Cleared Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)
CDX.HY-19 5-Year Index	5.000%	12/20/2017	$29,600	$1,259	$500
CDX.HY-20 5-Year Index	5.000%	06/20/2018	189,700	5,448	(3,329)
				$6,707	$(2,829)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	55

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

(h)	Securities with an aggregate market value of $10,958 and cash of $41 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2013.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$(1,123)	$0	$0	$0	$(1,123)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on swaps	$0	$6,388	$0	$0	$0	$6,388

Net Change in Unrealized (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on swaps	$0	$(2,829)	$0	$0	$0	$(2,829)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/(depreciation) of $(2,829) as reported in the Notes to Schedule of Investments.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$433,274	$0	$433,274
Industrials	0	1,331,368	0	1,331,368
Utilities	0	231,503	5,451	236,954
U.S. Treasury Obligations	0	215,409	0	215,409
Short-Term Instruments
Mutual Funds	51,215	0	0	51,215
Repurchase Agreements	0	18,452	0	18,452
U.S. Treasury Bills	0	34,489	0	34,489
	$51,215	$2,264,495	$5,451	$2,321,161

Financial Derivative Instruments - Assets
Credit Contracts	$0	$500	$0	$500

Financial Derivative Instruments - Liabilities
Credit Contracts	$0	$(3,329)	$0	$(3,329)
Totals	$51,215	$2,261,666	$5,451	$2,318,332

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2013:

Category and Subcategory	Beginning Balance at 06/30/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2013 (2)
Investments, at value
Corporate Bonds & Notes
Utilities	$2,685	$3,523	$(775)	$16	$5	$(3)	$0	$0	$5,451	$17

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Utilities	$5,451	Third Party Vendor	Broker Quote	94.00

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	57

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 96.7%

BANKING & FINANCE 32.3%

American Honda Finance Corp.
2.600% due 09/20/2016	$880	$911

American International Group, Inc.
4.250% due 09/15/2014	100	104
5.850% due 01/16/2018	840	946

Banco do Brasil S.A.
6.000% due 01/22/2020	500	537

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero
4.125% due 11/09/2022	500	470

Bank of America Corp.
3.875% due 03/22/2017	250	262
5.625% due 07/01/2020	100	110
6.500% due 08/01/2016	375	423
7.375% due 05/15/2014	300	316

Bank of New York Mellon Corp.
1.969% due 06/20/2017	750	755

Bank of Nova Scotia
3.400% due 01/22/2015	800	832

Bank of Tokyo-Mitsubishi UFJ Ltd.
2.350% due 02/23/2017	500	506

Barclays Bank PLC
6.050% due 12/04/2017	500	543

Bear Stearns Cos. LLC
5.300% due 10/30/2015	300	328

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	300	336

BNP Paribas S.A.
3.600% due 02/23/2016	640	671

Boeing Capital Corp.
3.250% due 10/27/2014	85	88

Caterpillar Financial Services Corp.
6.125% due 02/17/2014	320	331

Citigroup, Inc.
5.375% due 08/09/2020	40	44
5.500% due 02/15/2017	500	547
6.010% due 01/15/2015	300	320
8.125% due 07/15/2039	525	696
8.500% due 05/22/2019	1,000	1,261

Commonwealth Bank of Australia
1.950% due 03/16/2015	1,000	1,018

Deutsche Bank AG
3.250% due 01/11/2016	500	524

Duke Realty LP
3.875% due 10/15/2022	250	237

Fidelity National Financial, Inc.
5.500% due 09/01/2022	600	637

Ford Motor Credit Co. LLC
2.500% due 01/15/2016	500	505
5.875% due 08/02/2021	1,000	1,091
8.700% due 10/01/2014	200	218

General Electric Capital Corp.
2.300% due 04/27/2017	250	254
3.100% due 01/09/2023	500	473
5.500% due 01/08/2020	1,960	2,212

Goldman Sachs Group, Inc.
5.250% due 10/15/2013	450	456
5.375% due 03/15/2020	1,545	1,678
6.750% due 10/01/2037	750	771

Hospitality Properties Trust
5.000% due 08/15/2022	500	500

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

HSBC Bank USA N.A.
4.625% due 04/01/2014	$320	$329
4.875% due 08/24/2020	1,460	1,566

ING Bank NV
4.000% due 03/15/2016	500	528

Itau Unibanco Holding S.A.
5.650% due 03/19/2022	500	486

John Deere Capital Corp.
2.950% due 03/09/2015	100	104
3.900% due 07/12/2021	275	292
5.750% due 09/10/2018	200	234

JPMorgan Chase & Co.
3.700% due 01/20/2015	1,380	1,434
5.400% due 01/06/2042	500	531

JPMorgan Chase Bank N.A.
5.875% due 06/13/2016	1,030	1,149

Kimco Realty Corp.
6.875% due 10/01/2019	440	532

LeasePlan Corp. NV
3.000% due 10/23/2017	500	502

Lloyds TSB Bank PLC
5.800% due 01/13/2020	1,000	1,126

Macquarie Bank Ltd.
6.625% due 04/07/2021	730	773

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	1,000	1,152
7.750% due 05/14/2038	900	1,033

MetLife, Inc.
5.700% due 06/15/2035	400	445
5.875% due 02/06/2041	510	589

Moody’s Corp.
5.500% due 09/01/2020	300	324

Morgan Stanley
5.500% due 07/24/2020	1,275	1,374
7.300% due 05/13/2019	1,230	1,430

MUFG Capital Finance Ltd.
6.346% due 12/31/2049	500	545

Nordea Bank AB
4.875% due 01/14/2021	410	450

PNC Funding Corp.
3.300% due 03/08/2022	250	241

ProLogis LP
6.625% due 05/15/2018	710	818

Prudential Financial, Inc.
4.750% due 09/17/2015	1,125	1,211

Rabobank Group
5.250% due 05/24/2041	660	681

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022	500	523

Simon Property Group LP
5.650% due 02/01/2020	100	114
6.750% due 05/15/2014	180	187

SLM Corp.
6.250% due 01/25/2016	250	266
7.250% due 01/25/2022	500	527

Toyota Motor Credit Corp.
3.200% due 06/17/2015	650	680

UBS AG
5.750% due 04/25/2018	425	491

Ventas Realty LP
4.000% due 04/30/2019	250	260

Wachovia Bank N.A.
6.600% due 01/15/2038	500	614

		45,452

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INDUSTRIALS 50.7%

AbbVie, Inc.
2.900% due 11/06/2022	$500	$468

Actavis, Inc.
3.250% due 10/01/2022	500	467

ADT Corp.
3.500% due 07/15/2022	500	460

America Movil S.A.B. de C.V.
6.125% due 03/30/2040	430	470

American Tower Corp.
4.500% due 01/15/2018	670	715

Amgen, Inc.
3.450% due 10/01/2020	920	940
6.150% due 06/01/2018	200	236

Anadarko Petroleum Corp.
6.375% due 09/15/2017	700	805

Anglo American Capital PLC
2.625% due 09/27/2017	500	488

Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	500	571

Anheuser-Busch InBev Worldwide, Inc.
7.750% due 01/15/2019	925	1,171

Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	700	668

BG Energy Capital PLC
5.125% due 10/15/2041	740	762

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	500	599

Boeing Co.
3.500% due 02/15/2015	400	419

Boston Scientific Corp.
4.500% due 01/15/2015	770	806

Bunge Ltd. Finance Corp.
4.100% due 03/15/2016	400	423

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	1,140	1,216

Caterpillar, Inc.
3.803% due 08/15/2042	903	791

Cenovus Energy, Inc.
6.750% due 11/15/2039	760	915

CenterPoint Energy Resources Corp.
4.500% due 01/15/2021	480	524

Cisco Systems, Inc.
4.450% due 01/15/2020	270	299

CNOOC Finance Ltd.
3.875% due 05/02/2022	500	483

Coca-Cola Co.
1.650% due 03/14/2018	250	248

Coca-Cola Enterprises, Inc.
2.000% due 08/19/2016	830	839

Comcast Corp.
6.950% due 08/15/2037	750	948

ConocoPhillips
5.750% due 02/01/2019	1,220	1,430

Corning, Inc.
5.750% due 08/15/2040	285	312

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022	500	453

COX Communications, Inc.
3.250% due 12/15/2022	500	471

CSX Corp.
6.220% due 04/30/2040	700	819

58	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

CVS Caremark Corp.
6.125% due 09/15/2039	$350	$411

Danaher Corp.
1.300% due 06/23/2014	265	267

Deutsche Telekom International Finance BV
3.125% due 04/11/2016	1,250	1,305

Devon Energy Corp.
3.250% due 05/15/2022	750	727

DIRECTV Holdings LLC
3.125% due 02/15/2016	800	831

Discovery Communications LLC
5.050% due 06/01/2020	250	278

Dow Chemical Co.
5.250% due 11/15/2041	1,000	998

Eli Lilly & Co.
5.950% due 11/15/2037	430	512

Encana Corp.
5.150% due 11/15/2041	630	600

Ensco PLC
4.700% due 03/15/2021	440	468

Enterprise Products Operating LLC
5.200% due 09/01/2020	750	840

Gilead Sciences, Inc.
4.400% due 12/01/2021	750	806

Hewlett-Packard Co.
2.125% due 09/13/2015	1,110	1,124

Home Depot, Inc.
5.400% due 03/01/2016	1,280	1,427

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	500	636

International Business Machines Corp.
1.000% due 08/05/2013	510	510
4.000% due 06/20/2042	567	535
5.600% due 11/30/2039	29	34

International Paper Co.
7.500% due 08/15/2021	530	651

Johnson & Johnson
5.550% due 08/15/2017	500	579

KazMunayGas National Co. JSC
7.000% due 05/05/2020	1,000	1,135

Kinder Morgan Energy Partners LP
5.300% due 09/15/2020	610	678

Kraft Foods Group, Inc.
6.125% due 08/23/2018	500	587

Kroger Co.
6.150% due 01/15/2020	600	699

L-3 Communications Corp.
4.750% due 07/15/2020	730	766

Lockheed Martin Corp.
4.250% due 11/15/2019	660	719

Marriott International, Inc.
6.200% due 06/15/2016	100	112

Medtronic, Inc.
4.450% due 03/15/2020	250	272

Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	735	840

Microsoft Corp.
1.625% due 09/25/2015	1,170	1,197

Mondelez International, Inc.
4.125% due 02/09/2016	100	107
5.375% due 02/10/2020	200	225
6.500% due 02/09/2040	850	1,019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Mylan, Inc.
3.125% due 01/15/2023	$1,000	$915

News America, Inc.
6.400% due 12/15/2035	1,000	1,121

Noble Holding International Ltd.
4.900% due 08/01/2020	100	105

Norfolk Southern Corp.
3.250% due 12/01/2021	100	100

Novartis Capital Corp.
2.900% due 04/24/2015	160	167

Oracle Corp.
3.750% due 07/08/2014	940	971

Pemex Project Funding Master Trust
5.750% due 03/01/2018	495	544

PepsiCo, Inc.
1.250% due 08/13/2017	250	245
3.100% due 01/15/2015	300	311
5.500% due 01/15/2040	400	448

Petrobras International Finance Co.
5.750% due 01/20/2020	500	522
6.875% due 01/20/2040	620	633

Pfizer, Inc.
6.200% due 03/15/2019	1,100	1,328

Philip Morris International, Inc.
5.650% due 05/16/2018	300	346

Procter & Gamble Co.
3.500% due 02/15/2015	1,390	1,456

Republic Services, Inc.
5.250% due 11/15/2021	320	352

Rio Tinto Finance USA Ltd.
3.750% due 09/20/2021	275	272

Roche Holdings, Inc.
6.000% due 03/01/2019	890	1,064

Rogers Communications, Inc.
6.800% due 08/15/2018	680	822

SABMiller Holdings, Inc.
1.850% due 01/15/2015	500	507

Southern Copper Corp.
6.750% due 04/16/2040	700	696

Statoil ASA
3.125% due 08/17/2017	300	317

Target Corp.
3.875% due 07/15/2020	250	268

Teck Resources Ltd.
4.750% due 01/15/2022	1,000	996

Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	200	206
5.462% due 02/16/2021	500	516

Time Warner Cable, Inc.
5.000% due 02/01/2020	400	418
5.875% due 11/15/2040	500	460
8.750% due 02/14/2019	250	307

Time Warner, Inc.
4.750% due 03/29/2021	500	538

Total Capital S.A.
3.000% due 06/24/2015	680	711

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	840	886

Transocean, Inc.
4.950% due 11/15/2015	300	322
6.500% due 11/15/2020	580	654

Union Pacific Corp.
4.750% due 09/15/2041	875	889

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

United Parcel Service, Inc.
3.875% due 04/01/2014	$500	$513

United Technologies Corp.
3.100% due 06/01/2022	500	495

UnitedHealth Group, Inc.
6.875% due 02/15/2038	850	1,066

Vale Overseas Ltd.
4.375% due 01/11/2022	250	239
6.875% due 11/21/2036	640	652

Wal-Mart Stores, Inc.
2.250% due 07/08/2015	100	103
5.375% due 04/05/2017	380	433
5.625% due 04/15/2041	100	116
6.200% due 04/15/2038	900	1,109

Walgreen Co.
1.800% due 09/15/2017	500	494

Walt Disney Co.
0.875% due 12/01/2014	500	503

Weatherford International Ltd.
5.125% due 09/15/2020	630	661

WellPoint, Inc.
3.125% due 05/15/2022	500	475
3.300% due 01/15/2023	500	477

Whirlpool Corp.
5.150% due 03/01/2043	1,000	951

WPP Finance UK
8.000% due 09/15/2014	210	227

Xstrata Finance Canada Ltd.
4.250% due 10/25/2022	500	455

		71,493

UTILITIES 13.7%

AT&T, Inc.
2.500% due 08/15/2015	110	113
6.300% due 01/15/2038	1,500	1,675

BP Capital Markets PLC
3.245% due 05/06/2022	500	486
4.500% due 10/01/2020	300	326
5.250% due 11/07/2013	350	356

Commonwealth Edison Co.
4.000% due 08/01/2020	770	826

Consumers Energy Co.
2.850% due 05/15/2022	500	484

Dominion Resources, Inc.
4.450% due 03/15/2021	735	794

Duke Energy Corp.
2.150% due 11/15/2016	1,160	1,188

E.ON International Finance BV
5.800% due 04/30/2018	620	720

Electricite de France S.A.
4.600% due 01/27/2020	500	541

Enel Finance International NV
6.250% due 09/15/2017	340	373

Entergy Corp.
5.125% due 09/15/2020	300	315

Exelon Generation Co. LLC
6.200% due 10/01/2017	100	114

FirstEnergy Corp.
7.375% due 11/15/2031	710	751

Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	680	719

MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	365	416

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	59

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Pacific Gas & Electric Co.
3.500% due 10/01/2020	$330	$344
5.800% due 03/01/2037	780	889

Pennsylvania Electric Co.
5.200% due 04/01/2020	70	77

Petroleos Mexicanos
4.875% due 01/24/2022	1,000	1,023

Plains All American Pipeline LP
5.150% due 06/01/2042	500	500

Progress Energy, Inc.
4.400% due 01/15/2021	605	643

Sempra Energy
2.300% due 04/01/2017	500	507

Shell International Finance BV
3.100% due 06/28/2015	370	388
4.375% due 03/25/2020	230	256

Southern California Edison Co.
3.875% due 06/01/2021	500	532

Southern Power Co.
5.150% due 09/15/2041	365	372

Southwestern Public Service Co.
6.000% due 10/01/2036	1,000	1,136

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Telecom Italia Capital S.A.
6.000% due 09/30/2034	$500	$456

TNK-BP Finance S.A.
7.500% due 07/18/2016	750	835

Verizon Communications, Inc.
3.850% due 11/01/2042	1,000	834
8.750% due 11/01/2018	41	54

Vodafone Group PLC
4.375% due 03/16/2021	210	221

		19,264

Total Corporate Bonds & Notes (Cost $135,608)		136,209

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
0.250% due 03/31/2014	100	100
0.250% due 05/31/2014	100	100
1.000% due 01/15/2014	154	155

Total U.S. Treasury Obligations (Cost $355)		355

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 2.1%

REPURCHASE AGREEMENTS (b) 1.8%
		$2,575

U.S. TREASURY BILLS 0.3%
0.120% due 02/06/2014 - 05/29/2014 (a)	$400	399

Total Short-Term Instruments (Cost $2,974)		2,974

Total Investments 99.0% (Cost $138,937)		$139,538

Other Assets and Liabilities (Net) 1.0%		1,378

Net Assets 100.0%		$140,916

Notes to Schedule of Investments (amounts in thousands):

(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
BRC	0.180%	06/28/2013	07/01/2013	$2,000	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(2,049)	$2,000	$2,000
SSB	0.010%	06/28/2013	07/01/2013	575	U.S. Treasury Notes 0.750% due 12/31/2017	(589)	575	575
						$(2,638)	$2,575	$2,575

(1)	Includes accrued interest.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on swaps	$0	$74	$0	$0	$0	$74

(1)	See note 6 in the Notes to Financial Statements for additional information.

60	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$45,452	$0	$45,452
Industrials	0	71,493	0	71,493
Utilities	0	19,264	0	19,264
U.S. Treasury Obligations	0	355	0	355
Short-Term Instruments
Repurchase Agreements	0	2,575	0	2,575
U.S. Treasury Bills	0	399	0	399
	$0	$139,538	$0	$139,538

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	61

Schedule of Investments PIMCO Australia Bond Index Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
AUSTRALIA 63.1%

CORPORATE BONDS & NOTES 16.6%

Australia & New Zealand Banking Group Ltd.
6.750% due 05/09/2016	AUD	500	$494

Commonwealth Bank of Australia
5.750% due 01/25/2017		500	487
6.500% due 07/21/2015		500	484

National Australia Bank Ltd.
7.250% due 03/07/2018		1,000	1,020

Suncorp-Metway Ltd.
4.000% due 11/09/2018		500	454

Telstra Corp. Ltd.
6.250% due 04/15/2015		1,700	1,627

Wesfarmers Ltd.
4.750% due 03/12/2020		500	448

Westpac Banking Corp.
5.750% due 02/06/2017		500	487
6.500% due 11/09/2015		500	487

Woolworths Ltd.
6.000% due 03/21/2019		500	487

			6,475

SOVEREIGN ISSUES 46.5%

Australia Government Bond
4.250% due 07/21/2017		1,500	1,440
5.250% due 03/15/2019		600	607
5.500% due 01/21/2018		500	505
5.500% due 04/21/2023		2,100	2,193
5.750% due 05/15/2021		800	840

New South Wales Treasury Corp.
2.750% due 07/08/2014		500	458
6.000% due 02/01/2018		2,500	2,524
6.000% due 03/01/2022		500	512

Northern Territory Treasury Corp.
6.250% due 10/20/2015		500	490

Queensland Treasury Corp.
4.250% due 07/21/2023		1,800	1,575
5.500% due 06/21/2021		900	880

South Australian Government Financing Authority
5.750% due 09/20/2017		1,000	992

Tasmanian Public Finance
5.500% due 06/23/2014		300	282

Treasury Corp. of Victoria
5.500% due 11/15/2018		1,400	1,395
5.500% due 12/17/2024		1,800	1,781

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Western Australia Treasury Corp.
5.500% due 04/23/2014	AUD	900	$842
7.000% due 10/15/2019		800	855

			18,171

Total Australia (Cost $27,465)			24,646

CANADA 2.4%

SOVEREIGN ISSUES 2.4%

Export Development Canada
3.250% due 08/08/2017	AUD	500	451

Province of Ontario
6.250% due 09/29/2020		500	496

Total Canada (Cost $1,092)			947

GERMANY 6.2%

CORPORATE BONDS & NOTES 6.2%

KFW
3.750% due 08/10/2017	AUD	500	456
5.500% due 02/09/2022		500	483
6.000% due 08/20/2020		500	498

Landwirtschaftliche Rentenbank
6.500% due 04/12/2017		1,000	1,002

Total Germany (Cost $2,775)			2,439

NETHERLANDS 1.2%

CORPORATE BONDS & NOTES 1.2%

Rabobank Group
6.500% due 04/20/2015	AUD	500	480

Total Netherlands (Cost $537)			480

NORWAY 3.4%

SOVEREIGN ISSUES 3.4%

Kommunalbanken A/S
6.500% due 04/12/2021	AUD	1,300	1,324

Total Norway (Cost $1,545)			1,324

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SUPRANATIONAL 16.8%

CORPORATE BONDS & NOTES 16.8%

African Development Bank
5.750% due 01/25/2016	AUD	1,000	$967

Asian Development Bank
5.250% due 05/13/2014		500	467
6.000% due 02/22/2018		500	501

Council of Europe Development Bank
5.750% due 09/16/2014		250	236
6.000% due 10/08/2020		500	484

European Investment Bank
6.250% due 04/15/2015		1,100	1,059
6.250% due 06/08/2021		500	494

Inter-American Development Bank
5.375% due 05/27/2014		1,000	935

Nordic Investment Bank
6.000% due 08/20/2014		1,500	1,419

Total Supranational (Cost $7,331)			6,562

SWEDEN 1.2%

CORPORATE BONDS & NOTES 1.2%

Stadshypotek AB
4.250% due 10/10/2017	AUD	500	456

Total Sweden (Cost $521)			456

UNITED KINGDOM 1.7%

CORPORATE BONDS & NOTES 1.7%

HSBC Bank PLC
6.750% due 03/12/2015	AUD	700	674

Total United Kingdom (Cost $723)			674

Total Investments 96.0% (Cost $41,989)			$37,528

Other Assets and Liabilities (Net) 4.0%			1,571

Net Assets 100.0%			$39,099

Notes to Schedule of Investments (amounts in thousands):

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives:
Net realized (loss) on foreign currency transactions	$0	$0	$0	$(43)	$0	$(43)

Net Change in Unrealized (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$(1)	$0	$(1)

(1)	See note 6 in the Notes to Financial Statements for additional information.

62	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Australia
Corporate Bonds & Notes	$0	$6,475	$0	$6,475
Sovereign Issues	0	18,171	0	18,171
Canada
Sovereign Issues	0	947	0	947
Germany
Corporate Bonds & Notes	0	2,439	0	2,439
Netherlands
Corporate Bonds & Notes	0	480	0	480
Norway
Sovereign Issues	0	1,324	0	1,324
Supranational
Corporate Bonds & Notes	0	6,562	0	6,562
Sweden
Corporate Bonds & Notes	0	456	0	456
United Kingdom
Corporate Bonds & Notes	0	674	0	674
	$0	$37,528	$0	$37,528

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	63

Schedule of Investments PIMCO Canada Bond Index Exchange-Traded Fund

June 30, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CANADA 98.7%

SOVEREIGN ISSUES 98.7%

Alberta Capital Finance Authority
4.650% due 06/15/2017	CAD	705	$738

Canada Government Bond
2.000% due 12/01/2014		300	288
2.000% due 06/01/2016		610	590
2.000% due 12/01/2041 (a)		419	492
2.500% due 09/01/2013		1,440	1,372
4.000% due 06/01/2041		530	610
5.750% due 06/01/2033		230	314

Canada Housing Trust
1.850% due 12/15/2016		440	420
2.750% due 06/15/2016		1,750	1,718

Canada Post Corp.
4.080% due 07/16/2025		380	399

City of Montreal Canada
5.450% due 12/01/2019		1,235	1,337

City of Toronto Canada
4.500% due 12/02/2019		1,280	1,326

Financement-Quebec
3.500% due 12/01/2016		500	501

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hydro-Quebec
5.000% due 02/15/2045	CAD	1,290	$1,449
6.000% due 02/15/2040		320	402

Municipal Finance Authority of British Columbia
3.100% due 06/01/2014		1,550	1,498

Province of Alberta
2.750% due 12/01/2014		125	121
4.000% due 12/01/2019		650	670

Province of British Columbia
4.100% due 12/18/2019		980	1,016
4.300% due 06/18/2042		450	462

Province of Manitoba
4.400% due 09/05/2025		1,325	1,370

Province of New Brunswick
4.500% due 06/02/2020		1,335	1,398

Province of Newfoundland
4.650% due 10/17/2040		1,065	1,136

Province of Nova Scotia
4.100% due 06/01/2021		920	941
4.400% due 06/01/2042		540	553

Province of Ontario
3.150% due 06/02/2022		720	682
4.000% due 06/02/2021		820	833

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.650% due 06/02/2041	CAD	920	$982
5.850% due 03/08/2033		1,945	2,349

Province of Quebec
3.000% due 09/01/2023		100	92
3.500% due 12/01/2022		2,000	1,931
5.000% due 12/01/2041		270	299
6.250% due 06/01/2032		250	310

Province of Saskatchewan
5.800% due 09/05/2033		1,055	1,297

Regional Municipality of Peel Ontario
5.100% due 06/29/2040		540	582

Regional Municipality of York
4.000% due 06/30/2021		740	740

Total Canada (Cost $33,677)			31,218

Total Investments 98.7% (Cost $33,677)			$31,218

Other Assets and Liabilities (Net) 1.3%			412

Net Assets 100.0%			$31,630

Notes to Schedule of Investments (amounts in thousands):

(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
.Net realized gain on foreign currency transactions	$0	$0	$0	$42	$0	$42

Net Change in Unrealized (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$(1)	$0	$(1)

(1)	See note 6 in the Notes to Financial Statements for additional information.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Canada
Sovereign Issues	$0	$31,218	$0	$31,218

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

64	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Germany Bond Index Exchange-Traded Fund

June 30, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GERMANY 77.3%

CORPORATE BONDS & NOTES 36.6%

Bayerische Landesbank
3.375% due 09/04/2017	EUR	80	$114

Deutsche Bank AG
5.125% due 08/31/2017		50	74

Deutsche Postbank AG
3.750% due 02/12/2014		20	27

Duesseldorfer Hypothekenbank AG
1.875% due 12/13/2013		20	26

Eurogrid GmbH
3.875% due 10/22/2020		50	72

Evonik Industries AG
7.000% due 10/14/2014		20	28

HSH Nordbank AG
4.375% due 02/18/2014		40	53

Hypothekenbank Frankfurt AG
3.750% due 03/24/2014		50	67
4.500% due 08/28/2013		60	79

K+S AG
5.000% due 09/24/2014		10	14

KFW
2.500% due 01/17/2022		140	193
3.625% due 01/20/2020		30	44

LBBW
3.750% due 02/12/2014		20	27

Merck Financial Services GmbH
3.375% due 03/24/2015		30	41

Metro AG
7.625% due 03/05/2015		10	14

Norddeutsche Landesbank Girozentrale
3.250% due 01/18/2021		40	58

UniCredit Bank AG
2.625% due 05/31/2017		60	83

Voith GmbH
5.375% due 06/21/2017		20	30

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Volkswagen Financial Services AG
6.875% due 01/15/2014	EUR	40	$54

			1,098

SOVEREIGN ISSUES 40.7%

Gemeinsame Deutsche Bundeslaender
1.875% due 10/01/2015		40	54

Republic of Germany
1.500% due 09/04/2022		60	77
1.750% due 07/04/2022		180	238
3.500% due 10/07/2019		60	88
5.625% due 01/04/2028		45	84

State of Berlin
3.750% due 03/23/2015		70	96

State of Brandenburg
3.625% due 01/26/2015		30	41

State of Hesse
4.000% due 01/05/2015		70	96

State of North Rhine-Westphalia
2.875% due 05/20/2016		130	180
3.500% due 07/07/2021		90	131
4.500% due 02/15/2018		70	105

State of Saxony-Anhalt
4.000% due 09/26/2016		20	29

			1,219

Total Germany (Cost $2,315)			2,317

IRELAND 2.5%

CORPORATE BONDS & NOTES 2.5%

German Postal Pensions Securitisation PLC
3.750% due 01/18/2021	EUR	50	74

Total Ireland (Cost $76)			74

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NETHERLANDS 16.5%

CORPORATE BONDS & NOTES 16.5%

Bayer Capital Corp. BV
4.625% due 09/26/2014	EUR	20	$27

BMW Finance NV
8.875% due 09/19/2013		50	66

Deutsche Bahn Finance BV
4.875% due 03/12/2019		50	77

Deutsche Telekom International Finance BV
7.500% due 01/24/2033		40	78

E.ON International Finance BV
4.875% due 01/28/2014		20	27
6.375% due 05/29/2017		20	31

Enbw International Finance BV
4.125% due 07/07/2015		30	42

Lanxess Finance BV
7.750% due 04/09/2014		20	27

Metro Finance BV
4.250% due 02/22/2017		20	28

RWE Finance BV
5.125% due 07/23/2018		20	30

Siemens Financieringsmaatschappij NV
5.625% due 06/11/2018		10	16

Volkswagen International Finance NV
7.000% due 02/09/2016		10	15

Wuerth Finance International BV
3.750% due 05/25/2018		20	29

Total Netherlands (Cost $489)			493

Total Investments 96.3% (Cost $2,880)			$2,884

Other Assets and Liabilities (Net) 3.7%			110

Net Assets 100.0%			$2,994

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on foreign currency transactions	$0	$0	$0	$0	$0	$0

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$0	$0	$0

(1)	See note 6 in the Notes to Financial Statements for additional information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	65

Schedule of Investments PIMCO Germany Bond Index Exchange-Traded Fund (Cont.)

June 30, 2013

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Germany
Corporate Bonds & Notes	$0	$1,098	$0	$1,098
Sovereign Issues	0	1,219	0	1,219
Ireland
Corporate Bonds & Notes	0	74	0	74
Netherlands
Corporate Bonds & Notes	0	493	0	493
	$0	$2,884	$0	$2,884

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

66	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Build America Bond Exchange-Traded Fund

     June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 95.1%

CALIFORNIA 42.5%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$350	$409

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	950	1,211

California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	1,600	1,900

East Bay Municipal Utility District, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040	1,800	2,118

Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	1,000	1,232

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	750	840

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,000	1,195

Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	740	884

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.813% due 06/01/2040	250	274

Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2010
6.156% due 05/15/2036	1,000	1,096

San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	800	887

University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	500	557
6.548% due 05/15/2048	500	597

		13,200

GEORGIA 3.7%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	1,050	1,134

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ILLINOIS 6.2%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	$1,000	$1,162

Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
6.184% due 01/01/2034	655	767

		1,929

KENTUCKY 4.0%

Louisville & Jefferson County, Kentucky Metropolitan Sewer District Revenue Bonds, (BABs), Series 2010
6.250% due 05/15/2043	1,000	1,228

MINNESOTA 1.5%

Southern Minnesota Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.926% due 01/01/2043	450	477

NEBRASKA 1.1%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	300	334

NEW YORK 18.9%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.548% due 11/15/2031	500	583
6.668% due 11/15/2039	1,200	1,435

New York City, New York General Obligation Bonds, (BABs), Series 2009
5.399% due 12/01/2024	1,400	1,622

New York State General Obligation Bonds, (BABs), Series 2010
5.620% due 03/01/2040	2,000	2,239

		5,879

OHIO 5.3%

American Municipal Power Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	1,550	1,652

PENNSYLVANIA 3.5%

Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2010
5.511% due 12/01/2045	1,000	1,076

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
TEXAS 6.4%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	$290	$342

University of Texas System Revenue Bonds, (BABs), Series 2010
4.794% due 08/15/2046	1,600	1,646

		1,988

WASHINGTON 2.0%

Washington Biomedical Research Facilities Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	500	628

Total Municipal Bonds & Notes (Cost $30,316)		29,525

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Notes
0.250% due 01/31/2014	100	100
0.250% due 04/30/2014	400	400
0.750% due 06/15/2014	100	101
1.250% due 04/15/2014	100	101

Total U.S. Treasury Obligations (Cost $702)		702

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (a) 1.4%
		438

U.S. TREASURY BILLS 0.3%
0.142% due 06/26/2014	100	100

Total Short-Term Instruments (Cost $538)		538

Total Investments 99.1% (Cost $31,556)		$30,765

Other Assets and Liabilities (Net) 0.9%		286

Net Assets 100.0%		$31,051

Notes to Schedule of Investments (amounts in thousands):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
BRC	0.180%	06/28/2013	07/01/2013	$200	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(205)	$200	$200
SSB	0.010%	06/28/2013	07/01/2013	238	U.S. Treasury Notes 0.750% due 12/31/2017	(245)	238	238
						$(450)	$438	$438

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	67

Schedule of Investments PIMCO Build America Bond Exchange-Traded Fund (Cont.)

     June 30, 2013

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Municipal Bonds & Notes
California	$0	$13,200	$0	$13,200
Georgia	0	1,134	0	1,134
Illinois	0	1,929	0	1,929
Kentucky	0	1,228	0	1,228
Minnesota	0	477	0	477
Nebraska	0	334	0	334
New York	0	5,879	0	5,879
Ohio	0	1,652	0	1,652
Pennsylvania	0	1,076	0	1,076
Texas	0	1,988	0	1,988
Washington	0	628	0	628
U.S. Treasury Obligations	0	702	0	702
Short-Term Instruments
Repurchase Agreements	0	438	0	438
U.S. Treasury Bills	0	100	0	100
	$0	$30,765	$0	$30,765

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

68	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 50.5%

BANKING & FINANCE 31.2%

Achmea Hypotheekbank NV
0.623% due 11/03/2014	$500	$501
3.200% due 11/03/2014	15,000	15,574

American Express Centurion Bank
0.725% due 11/13/2015	15,000	15,020

American Express Co.
7.250% due 05/20/2014	6,200	6,558

American Express Credit Corp.
5.125% due 08/25/2014	3,200	3,355

American Honda Finance Corp.
0.648% due 05/26/2016	10,000	9,991
1.000% due 08/11/2015	3,500	3,507
1.450% due 02/27/2015	13,775	13,921

American International Group, Inc.
3.650% due 01/15/2014	11,500	11,672
3.750% due 11/30/2013	2,250	2,278
4.250% due 09/15/2014	10,925	11,336

Arbejdernes Landsbank
0.829% due 07/09/2013	2,500	2,501

Asian Development Bank
6.640% due 05/27/2014	1,150	1,214

Bank of America Corp.
7.375% due 05/15/2014	51,400	54,086

Bank of New York Mellon Corp.
0.505% due 03/04/2016	5,300	5,299

Bank of Nova Scotia
1.250% due 11/07/2014 (b)	36,300	36,665
1.750% due 03/22/2017	5,300	5,377
1.850% due 01/12/2015	2,470	2,508

Bank of Tokyo-Mitsubishi UFJ Ltd.
0.723% due 02/26/2016	4,000	4,009

Banque PSA Finance S.A.
2.182% due 04/04/2014	4,750	4,709
3.375% due 04/04/2014	500	502

Bear Stearns Cos. LLC
5.700% due 11/15/2014	7,000	7,459

Caisse Centrale Desjardins du Quebec
1.600% due 03/06/2017	1,400	1,412
2.550% due 03/24/2016	10,000	10,417

Canadian Imperial Bank of Commerce
0.900% due 09/19/2014	19,000	19,101
1.500% due 12/12/2014	34,790	35,297
2.600% due 07/02/2015	4,000	4,152

CDP Financial, Inc.
3.000% due 11/25/2014	2,300	2,371

Citigroup, Inc.
0.399% due 03/07/2014	8,275	8,261
0.553% due 11/05/2014	500	497
2.275% due 08/13/2013	5,800	5,813
4.587% due 12/15/2015	1,375	1,469
5.500% due 10/15/2014	2,000	2,104
6.000% due 12/13/2013	2,645	2,707
6.375% due 08/12/2014	8,811	9,300
6.500% due 08/19/2013	750	756

Commonwealth Bank of Australia
0.553% due 09/17/2014	14,600	14,646

Dexia Credit Local S.A.
0.756% due 04/29/2014	1,750	1,753
2.750% due 01/10/2014	7,000	7,075
2.750% due 04/29/2014	7,600	7,734

DNB Boligkreditt A/S
1.450% due 03/21/2019	3,500	3,406

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.100% due 10/14/2016	$6,000	$6,161
2.900% due 03/29/2017	7,000	7,319

EnCana Holdings Finance Corp.
5.800% due 05/01/2014	9,320	9,689

Erste Abwicklungsanstalt
0.576% due 01/29/2016	23,200	23,275
1.022% due 03/13/2015	32,000	32,333

Export-Import Bank of Korea
1.250% due 11/20/2015	5,000	4,955
2.072% due 03/21/2015	7,000	7,002
8.125% due 01/21/2014	4,000	4,155

FMS Wertmanagement AoeR
0.527% due 06/30/2015	600	603

Ford Motor Credit Co. LLC
1.373% due 08/28/2014	15,925	15,942
2.500% due 01/15/2016	400	404
7.000% due 04/15/2015	3,500	3,803
8.000% due 06/01/2014	1,395	1,476
8.700% due 10/01/2014	5,100	5,560

General Electric Capital Corp.
0.533% due 09/15/2014	4,315	4,318
0.572% due 06/20/2014	2,200	2,201
0.875% due 12/11/2015	11,500	11,586
1.025% due 08/11/2015	8,600	8,635
2.150% due 01/09/2015	4,090	4,172
3.750% due 11/14/2014	2,300	2,391
4.750% due 09/15/2014	11,800	12,367
5.650% due 06/09/2014	14,000	14,688

Goldman Sachs Group, Inc.
0.777% due 01/12/2015	9,000	8,982
0.876% due 09/29/2014	8,525	8,512
1.274% due 11/21/2014	8,000	8,047
5.000% due 10/01/2014	5,128	5,355
5.125% due 01/15/2015	4,500	4,748
5.250% due 10/15/2013	1,175	1,190
5.500% due 11/15/2014	250	264

Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015	4,000	3,995

HSBC Finance Corp.
0.527% due 01/15/2014	10,725	10,716
0.705% due 06/01/2016	4,000	3,969
5.250% due 01/15/2014	22,987	23,528
5.500% due 01/19/2016	1,000	1,099

HSBC USA, Inc.
2.375% due 02/13/2015	13,000	13,288

HSH Nordbank AG
0.425% due 12/31/2015	27,700	27,392

ING Bank NV
1.597% due 10/18/2013	7,950	7,976
1.674% due 06/09/2014	3,000	3,025

International Lease Finance Corp.
5.625% due 09/20/2013	3,500	3,533
6.500% due 09/01/2014	4,450	4,650
6.625% due 11/15/2013	350	356
8.625% due 09/15/2015	2,000	2,197

Intesa Sanpaolo SpA
2.674% due 02/24/2014	1,500	1,506

John Deere Capital Corp.
0.700% due 09/04/2015	3,400	3,395

JPMorgan Chase & Co.
0.726% due 04/23/2015	10,000	9,981
0.893% due 02/26/2016	14,600	14,579
0.937% due 10/15/2015	15,000	15,046
1.075% due 01/24/2014	885	889
3.400% due 06/24/2015	6,000	6,265
4.650% due 06/01/2014	3,800	3,937

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Korea Development Bank
8.000% due 01/23/2014	$8,900	$9,247

Lloyds TSB Bank PLC
2.625% due 01/24/2014	1,000	1,011

Merrill Lynch & Co., Inc.
5.000% due 02/03/2014	9,055	9,252

Metropolitan Life Global Funding
5.125% due 06/10/2014	3,902	4,071

Morgan Stanley
0.579% due 01/09/2014	18,805	18,757
1.875% due 01/24/2014	640	644
2.875% due 01/24/2014	10,600	10,711
2.875% due 07/28/2014	650	662
4.100% due 01/26/2015	700	730
4.200% due 11/20/2014	13,233	13,693
6.000% due 05/13/2014	19,379	20,158

Nederlandse Waterschapsbank NV
0.326% due 10/27/2014	5,000	5,001
0.554% due 05/23/2015	5,000	5,002
2.000% due 09/09/2015	6,600	6,774

Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015	13,000	12,994

Nordea Bank AB
3.700% due 11/13/2014	2,259	2,343

Nordea Eiendomskreditt A/S
0.700% due 04/07/2015	15,800	15,846
2.125% due 09/22/2017	4,000	4,113

PACCAR Financial Corp.
0.545% due 02/08/2016	5,500	5,525

Petrobras Global Finance BV
1.894% due 05/20/2016	7,100	7,075

Principal Life Global Funding
0.904% due 07/09/2014	2,000	2,010

Prudential Covered Trust
2.997% due 09/30/2015	10,800	11,149

Rabobank Group
0.753% due 03/18/2016	12,300	12,335

Royal Bank of Canada
0.625% due 12/05/2016	5,000	4,973
1.200% due 09/19/2018	10,000	9,763

Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	2,000	2,034

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
9.000% due 06/11/2014	4,200	4,468

SLM Corp.
0.576% due 01/27/2014	700	694
3.875% due 09/10/2015	700	709
5.000% due 10/01/2013	17,960	18,072
5.050% due 11/14/2014	300	308
5.375% due 05/15/2014	500	511
6.250% due 01/25/2016	2,000	2,128

Stadshypotek AB
1.450% due 09/30/2013	300	301
1.875% due 10/02/2019	2,000	1,914

Standard Chartered PLC
1.225% due 05/12/2014	850	856
3.200% due 05/12/2016	13,716	14,358
3.850% due 04/27/2015	1,750	1,826
5.500% due 11/18/2014	9,120	9,617

Sun Life Financial Global Funding LP
0.530% due 10/06/2013	31,265	31,213

Svensk Exportkredit AB
0.424% due 04/29/2016	21,500	21,503
0.454% due 06/12/2017	6,000	6,011
0.576% due 01/23/2017	2,000	2,007

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	69

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.625% due 05/31/2016	$3,000	$2,973
0.650% due 11/09/2017	20,625	20,790
0.924% due 03/09/2015	17,000	17,168
1.125% due 04/05/2018	11,000	10,699

Svenska Handelsbanken AB
0.722% due 03/21/2016	17,400	17,412

Swedbank Hypotek AB
2.950% due 03/28/2016	16,200	16,964

Toyota Motor Credit Corp.
0.424% due 03/10/2015	8,000	7,997
0.564% due 05/17/2016	21,000	20,979

WEA Finance LLC
5.750% due 09/02/2015	1,000	1,093
7.500% due 06/02/2014	1,800	1,912

Westpac Banking Corp.
1.078% due 07/17/2015	1,200	1,214

		1,169,338

INDUSTRIALS 16.1%

AbbVie, Inc.
1.033% due 11/06/2015	13,400	13,536
1.200% due 11/06/2015	8,650	8,663

Altria Group, Inc.
7.750% due 02/06/2014	6,900	7,185
8.500% due 11/10/2013	12,624	12,971

America Movil S.A.B. de C.V.
3.625% due 03/30/2015	4,100	4,252
5.500% due 03/01/2014	800	824

Amgen, Inc.
1.875% due 11/15/2014	15,000	15,230
4.850% due 11/18/2014	3,200	3,379

Anadarko Petroleum Corp.
5.750% due 06/15/2014	1,500	1,569
7.625% due 03/15/2014	15,500	16,222

Anglo American Capital PLC
2.150% due 09/27/2013	13,810	13,851
9.375% due 04/08/2014	12,239	12,976

Anheuser-Busch InBev Worldwide, Inc.
1.500% due 07/14/2014	500	505
4.125% due 01/15/2015	175	184
5.375% due 11/15/2014	9,900	10,511

BAT International Finance PLC
1.400% due 06/05/2015	5,000	5,042
8.125% due 11/15/2013	3,995	4,098

Boston Scientific Corp.
4.500% due 01/15/2015	5,300	5,546
5.450% due 06/15/2014	10,213	10,638

Cameron International Corp.
1.205% due 06/02/2014	5,493	5,519

Campbell Soup Co.
0.574% due 08/01/2014	18,556	18,568

Canadian Oil Sands Ltd.
5.800% due 08/15/2013	11,100	11,161

CNOOC Finance Ltd.
1.125% due 05/09/2016	3,000	2,953

CNPC General Capital Ltd.
1.450% due 04/16/2016	3,350	3,312

Covidien International Finance S.A.
1.350% due 05/29/2015	5,500	5,549
2.800% due 06/15/2015	3,000	3,106

COX Communications, Inc.
5.450% due 12/15/2014	1,465	1,564
5.500% due 10/01/2015	792	870

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

CRH America, Inc.
5.300% due 10/15/2013	$4,280	$4,334

CSN Islands Corp.
9.750% due 12/16/2013	4,100	4,218

CSX Corp.
5.300% due 02/15/2014	400	411
5.500% due 08/01/2013	7,268	7,295

Daimler Finance North America LLC
1.059% due 04/10/2014	15,015	15,070

Dell, Inc.
0.874% due 04/01/2014	525	524
1.400% due 09/10/2013	7,788	7,791
2.100% due 04/01/2014	300	301

Diageo Capital PLC
7.375% due 01/15/2014	2,588	2,681

Dow Chemical Co.
6.850% due 08/15/2013	3,060	3,081

Eaton Corp.
0.603% due 06/16/2014	13,200	13,210

Ecolab, Inc.
1.000% due 08/09/2015	2,500	2,498
3.000% due 12/08/2016	2,000	2,088

Encana Corp.
4.750% due 10/15/2013	6,855	6,931

Energy Transfer Partners LP
6.000% due 07/01/2013	11,000	11,000
8.500% due 04/15/2014	1,777	1,880

Ensco PLC
3.250% due 03/15/2016	4,000	4,182

Enterprise Products Operating LLC
5.000% due 03/01/2015	2,400	2,558
5.600% due 10/15/2014	1,500	1,588
9.750% due 01/31/2014	4,500	4,728

EOG Resources, Inc.
6.125% due 10/01/2013	160	162

ERAC USA Finance LLC
2.250% due 01/10/2014	6,331	6,379
2.750% due 07/01/2013	845	845

Foster’s Finance Corp.
4.875% due 10/01/2014	1,200	1,259

General Mills, Inc.
0.576% due 01/29/2016	3,000	2,998

Gilead Sciences, Inc.
2.400% due 12/01/2014	2,550	2,607

Glencore Funding LLC
6.000% due 04/15/2014	2,742	2,839

Harley-Davidson Funding Corp.
5.750% due 12/15/2014	1,500	1,602

Hewlett-Packard Co.
1.250% due 09/13/2013	12,535	12,540
4.750% due 06/02/2014	598	617
6.125% due 03/01/2014	4,200	4,343

HJ Heinz Co.
5.350% due 07/15/2013	5,000	5,006

HP Enterprise Services LLC
6.000% due 08/01/2013	4,600	4,618

Hutchison Whampoa International Ltd.
6.250% due 01/24/2014	2,000	2,057

ICI Wilmington, Inc.
5.625% due 12/01/2013	2,000	2,037

International Business Machines Corp.
0.550% due 02/06/2015	8,650	8,645

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Johnson Controls, Inc.
0.683% due 02/04/2014	$350	$351
4.875% due 09/15/2013	500	504

KazMunayGas National Co. JSC
8.375% due 07/02/2013	11,000	11,000

Kellogg Co.
0.505% due 02/13/2015	1,200	1,201

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	1,775	1,809

Linde Finance BV
3.625% due 11/13/2014	3,300	3,431

Maytag Corp.
6.450% due 08/15/2014	450	478

Mondelez International, Inc.
5.250% due 10/01/2013	2,500	2,529
6.750% due 02/19/2014	5,194	5,379

NBCUniversal Enterprise, Inc.
0.817% due 04/15/2016	11,500	11,542
0.965% due 04/15/2018	2,700	2,727

NBCUniversal Media LLC
2.875% due 04/01/2016	2,556	2,673
3.650% due 04/30/2015	1,300	1,366

Newell Rubbermaid, Inc.
2.000% due 06/15/2015	1,500	1,519

Nissan Motor Acceptance Corp.
1.950% due 09/12/2017	2,200	2,187
4.500% due 01/30/2015	8,845	9,326

Novartis Capital Corp.
4.125% due 02/10/2014	18,575	18,984

Pearson Dollar Finance PLC
5.700% due 06/01/2014	1,200	1,237

Penske Truck Leasing Co. LP
2.500% due 07/11/2014	7,300	7,406
2.500% due 03/15/2016	1,200	1,221
3.125% due 05/11/2015	5,950	6,150

PepsiCo, Inc.
0.483% due 02/26/2016	6,000	6,013

Philip Morris International, Inc.
6.875% due 03/17/2014	1,000	1,045

Phillips 66
1.950% due 03/05/2015	5,284	5,368

Reed Elsevier Capital, Inc.
7.750% due 01/15/2014	4,000	4,146

Reynolds American, Inc.
7.625% due 06/01/2016	800	933

Rogers Communications, Inc.
5.500% due 03/15/2014	14,520	14,995

SABMiller Holdings, Inc.
1.850% due 01/15/2015	14,940	15,162

SABMiller PLC
5.500% due 08/15/2013	2,000	2,012
6.500% due 07/01/2016	725	829

Tesco PLC
2.000% due 12/05/2014	3,650	3,698

Teva Pharmaceutical Finance BV
0.772% due 03/21/2014	3,050	3,056

Thermo Fisher Scientific, Inc.
2.050% due 02/21/2014	10,899	10,983
2.250% due 08/15/2016	500	508
3.200% due 05/01/2015	2,755	2,846
3.200% due 03/01/2016	1,250	1,298
3.250% due 11/20/2014	8,750	8,998

70	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Time Warner Cable, Inc.
6.200% due 07/01/2013	$3,900	$3,900

Total Capital Canada Ltd.
0.657% due 01/15/2016	10,500	10,565

Turner Broadcasting System, Inc.
8.375% due 07/01/2013	3,000	3,000

Tyco Electronics Group S.A.
5.950% due 01/15/2014	4,185	4,305

Union Pacific Corp.
5.125% due 02/15/2014	950	975

UnitedHealth Group, Inc.
0.398% due 08/28/2014	9,600	9,599

Vivendi S.A.
2.400% due 04/10/2015	3,000	3,057

Volkswagen International Finance NV
0.874% due 11/20/2014	16,000	16,066

Walgreen Co.
0.772% due 03/13/2014	7,000	7,008

WellPoint, Inc.
1.250% due 09/10/2015	4,000	4,008

WM Wrigley Jr. Co.
3.700% due 06/30/2014	3,099	3,181

Woodside Finance Ltd.
5.000% due 11/15/2013	3,000	3,044
8.125% due 03/01/2014	750	784

Xerox Corp.
1.672% due 09/13/2013	4,050	4,057

Xstrata Canada Financial Corp.
2.850% due 11/10/2014	2,700	2,749

		605,915

UTILITIES 3.2%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	4,350	4,470

BP Capital Markets PLC
3.125% due 10/01/2015	5,075	5,306
3.875% due 03/10/2015	7,535	7,917

Dominion Resources, Inc.
1.800% due 03/15/2014	7,805	7,859
1.950% due 08/15/2016	2,445	2,495

Duke Energy Carolinas LLC
1.750% due 12/15/2016	9,000	9,129

Duke Energy Corp.
6.300% due 02/01/2014	7,134	7,362

Electricite de France S.A.
5.500% due 01/26/2014	3,196	3,279

Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	1,500	1,586
8.125% due 07/31/2014	2,400	2,556

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	800	847
10.500% due 03/25/2014	16,750	17,787

Metropolitan Edison Co.
4.875% due 04/01/2014	603	621

NextEra Energy Capital Holdings, Inc.
2.550% due 11/15/2013	2,085	2,100

Plains All American Pipeline LP
5.625% due 12/15/2013	11,706	11,971
5.875% due 08/15/2016	1,000	1,089

PPL Energy Supply LLC
5.400% due 08/15/2014	3,850	4,044

Qtel International Finance Ltd.
6.500% due 06/10/2014	1,500	1,568

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014	$12,300	$12,900

Southern California Edison Co.
0.723% due 09/15/2014	4,000	4,019

Telecom Italia Capital S.A.
5.250% due 11/15/2013	5,407	5,475

Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	1,800	1,903

Vodafone Group PLC
4.150% due 06/10/2014	2,720	2,804

		119,087

Total Corporate Bonds & Notes (Cost $1,892,976)		1,894,340

MUNICIPAL BONDS & NOTES 3.4%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.173% due 11/25/2043	1,359	1,361

CALIFORNIA 1.7%

California State General Obligation Notes, Series 2009
4.850% due 10/01/2014	1,500	1,581
5.250% due 04/01/2014	12,500	12,947
5.450% due 04/01/2015	7,400	7,964

California State General Obligation Notes, Series 2013
0.850% due 02/01/2015	5,000	5,012
1.050% due 02/01/2016	7,500	7,508

Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	4,700	4,706

Orange County, California Revenue Notes, Series 2013
0.730% due 05/01/2014	5,000	5,005
0.760% due 06/30/2014	1,500	1,500

University of California Revenue Bonds, Series 2011
0.774% due 07/01/2041	13,000	13,019

University of California Revenue Notes, Series 2011
0.887% due 07/01/2013	3,500	3,500

		62,742

MASSACHUSETTS 0.1%

Commonwealth of Massachusetts General Obligation Notes, Series 2012
0.400% due 01/01/2017	5,000	5,002

MICHIGAN 0.2%

Oakland County, Michigan Certificates of Participation Bonds, Series 2007
6.250% due 04/01/2020	3,000	3,104

Oakland County, Michigan Certificates of Participation Notes, Series 2007
6.000% due 04/01/2016	4,500	4,680

		7,784

MINNESOTA 0.1%

Northstar Education Finance, Inc., Minnesota Revenue Bonds, Series 2004
0.466% due 04/29/2019	1,939	1,933

Tobacco Securitization Authority, Minnesota Revenue Notes, Series 2011
2.643% due 03/01/2014	300	304
3.093% due 03/01/2015	900	934

		3,171

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NEW JERSEY 0.4%

New Jersey Economic Development Authority Revenue Notes, Series 2012
0.640% due 02/01/2015	$2,950	$2,953

New Jersey Economic Development Authority Revenue Notes, Series 2013
0.857% due 03/01/2015	10,000	10,001

		12,954

NEW YORK 0.8%

New York City, New York General Obligation Bonds, Series 2003
5.000% due 10/15/2014	3,000	3,175
5.000% due 10/15/2015	900	988

New York City, New York General Obligation Notes, Series 2007
5.000% due 10/01/2014	6,000	6,339
5.125% due 10/01/2015	7,000	7,697

New York City, New York General Obligation Notes, Series 2010
2.230% due 10/01/2014	2,680	2,739

New York City, New York General Obligation Notes, Series 2011
2.680% due 06/01/2017	8,000	8,339

New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 10/01/2015	2,000	2,187

		31,464

PENNSYLVANIA 0.1%

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2013
0.545% due 06/01/2014	950	950
0.745% due 06/01/2015	1,195	1,195

		2,145

SOUTH DAKOTA 0.0%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
0.855% due 06/01/2014	1,495	1,491

Total Municipal Bonds & Notes (Cost $128,128)		128,114

U.S. GOVERNMENT AGENCIES 3.6%

Fannie Mae
0.436% due 08/25/2015	2,544	2,544
0.443% due 08/27/2036 - 05/25/2037	8,887	8,886
0.500% due 04/29/2016	10,000	9,921
0.543% due 11/25/2036	1,529	1,538
0.593% due 06/25/2026 - 09/18/2031	3,499	3,482
0.595% due 08/25/2015	8,200	8,195
0.643% due 05/25/2017 - 06/25/2042	5,537	5,582
0.693% due 06/25/2031 - 12/25/2040	2,111	2,130
0.743% due 03/18/2032 - 09/25/2041	10,417	10,513
0.773% due 06/25/2041	5,542	5,605
0.873% due 12/25/2037 - 02/25/2041	5,140	5,198
0.893% due 05/25/2037	724	732
0.898% due 01/01/2021	3,362	3,380
0.943% due 02/25/2040	607	614
1.043% due 07/25/2038	1,180	1,196
4.390% due 09/01/2013	108	109

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	71

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.607% due 04/01/2014	$591	$597
6.255% due 09/01/2013	255	255

FDIC Structured Sale Guaranteed Notes
0.694% due 11/29/2037	1,249	1,252

Freddie Mac
0.433% due 05/15/2036	451	451
0.443% due 11/15/2036	37	36
0.513% due 02/15/2037	2,722	2,735
0.613% due 04/15/2041	1,743	1,758
0.693% due 07/15/2039	730	739
0.750% due 11/25/2014	12,915	13,004

Ginnie Mae
0.492% due 09/20/2033	127	127
0.748% due 04/20/2062	7,720	7,753
0.898% due 02/20/2062	9,766	9,882
1.248% due 02/20/2062	7,647	7,860
6.000% due 12/15/2033	64	73
6.500% due 11/15/2033 - 09/15/2034	59	66
7.000% due 01/15/2024 - 07/15/2032	311	358
7.500% due 07/15/2014 - 06/15/2028	296	321
8.500% due 04/15/2030	1	1
10.000% due 02/15/2016 - 04/15/2025	50	53
10.500% due 09/15/2015	1	1
11.000% due 09/15/2013 - 09/20/2019	8	7
11.500% due 12/20/2013 - 11/15/2019	1	1
12.000% due 09/15/2013 - 04/15/2015	1	0
13.000% due 10/20/2014 - 03/20/2015	2	2

NCUA Guaranteed Notes
0.543% due 12/07/2020	2,315	2,321
0.563% due 11/06/2017	6,332	6,331
0.573% due 03/06/2020	3,588	3,583
0.753% due 12/08/2020	3,973	3,998
1.600% due 10/29/2020	2,887	2,928

Total U.S. Government Agencies (Cost $135,719)		136,118

U.S. TREASURY OBLIGATIONS 16.2%

U.S. Treasury Notes
0.125% due 04/30/2015	85,000	84,673
0.250% due 08/31/2014	43,700	43,721
0.250% due 05/31/2015	298,150	297,609
0.375% due 06/15/2016	184,725	183,924

Total U.S. Treasury Obligations (Cost $610,737)		609,927

MORTGAGE-BACKED SECURITIES 4.9%

Banc of America Commercial Mortgage Trust
5.919% due 05/10/2045	1,300	1,439

Banc of America Mortgage Trust
2.867% due 03/25/2034	695	692

Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.877% due 07/10/2042	1,000	1,030
5.061% due 03/11/2041	2,019	2,026

BCAP LLC Trust
2.553% due 05/26/2036	3,175	3,180

Bear Stearns Adjustable Rate Mortgage Trust
2.571% due 08/25/2033	2,849	2,805

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Bear Stearns Commercial Mortgage Securities Trust
4.680% due 08/13/2039	$1,599	$1,604
4.715% due 02/11/2041	2,825	2,856
4.735% due 09/11/2042	592	601
5.186% due 05/11/2039	465	467

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	418	421
5.392% due 07/15/2044	2,000	2,151

Commercial Mortgage Pass-Through Certificates
0.323% due 12/15/2020	4,400	4,310
2.365% due 02/10/2029	11,100	11,360

Credit Suisse Mortgage Pass-Through Certificates
5.954% due 09/15/2039	1,000	1,033

DBRR Trust
0.853% due 02/25/2045	17,285	17,284
0.946% due 09/25/2045	13,622	13,648

Fosse Master Issuer PLC
1.677% due 10/18/2054	3,214	3,246

GS Mortgage Securities Trust
1.103% due 03/06/2020	2,484	2,491
1.260% due 03/06/2020	300	301
1.456% due 03/06/2020	7,000	7,022
5.396% due 08/10/2038	1,000	1,029

JPMorgan Chase Commercial Mortgage Securities Corp.
4.928% due 09/12/2037	561	562
5.201% due 08/12/2037	2,904	2,965
5.247% due 01/12/2043	217	217
5.357% due 12/15/2044	3,444	3,542

JPMorgan Chase Commercial Mortgage Securities Trust
1.525% due 07/15/2046	289	291
4.654% due 01/12/2037	736	739
5.255% due 07/12/2037	385	385
5.506% due 12/12/2044	5,447	5,691
5.884% due 02/12/2049	4,073	4,400
6.003% due 06/15/2049	2,947	3,182

Mellon Residential Funding Corp.
0.893% due 11/15/2031	3,177	3,109

Merrill Lynch Floating Trust
0.731% due 07/09/2021	8,721	8,675

Merrill Lynch Mortgage Trust
5.280% due 02/12/2042	500	515

Morgan Stanley Capital Trust
1.085% due 03/15/2045	1,762	1,764
4.989% due 08/13/2042	1,200	1,276
5.439% due 02/12/2044	372	381
5.507% due 11/12/2049	7,067	7,137
5.539% due 06/15/2038	760	780
5.610% due 04/15/2049	141	144

Morgan Stanley Re-REMIC Trust
5.982% due 08/12/2045	2,200	2,473

RBSSP Resecuritization Trust
0.693% due 10/26/2036	854	794
2.475% due 12/26/2036	5,613	5,678
2.786% due 05/26/2037	5,105	5,059

UBS-Citigroup Commercial Mortgage Trust
1.524% due 01/10/2045	3,865	3,899

Wachovia Bank Commercial Mortgage Trust
0.273% due 06/15/2020	482	478
0.313% due 09/15/2021	6,933	6,873
5.439% due 07/15/2041	936	956

WaMu Commercial Mortgage Securities Trust
5.970% due 03/23/2045	19,485	20,163

WFDB Commercial Mortgage Trust
3.662% due 07/05/2024	6,000	6,036

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

WFRBS Commercial Mortgage Trust
1.456% due 11/15/2044	$1,251	$1,262
1.607% due 06/15/2044	3,224	3,254

Total Mortgage-Backed Securities (Cost $183,793)		183,676

ASSET-BACKED SECURITIES 8.0%

ACA CLO Ltd.
0.526% due 07/25/2018	2,789	2,774

AIMCO CLO
0.526% due 10/20/2019	513	509

Ally Auto Receivables Trust
0.740% due 04/15/2016	6,500	6,507

ALM Loan Funding
1.074% due 11/20/2020	1,506	1,505

AMMC CLO Ltd.
0.498% due 05/03/2018	247	247
0.646% due 07/25/2016	3,914	3,915

Apidos CDO Ltd.
0.534% due 06/12/2020	4,085	4,064
0.536% due 07/27/2017	648	646

Ares CLO Ltd.
0.524% due 02/24/2018	3,633	3,630
0.903% due 11/25/2020	11,605	11,524

Celf Loan Partners Ltd.
1.381% due 07/25/2019	7,194	7,181

Centurion CDO Ltd.
0.594% due 03/08/2017	13,621	13,557

Citibank Omni Master Trust
2.943% due 08/15/2018	47,750	49,050
4.900% due 11/15/2018	18,400	19,446
5.350% due 08/15/2018	2,500	2,630

College Loan Corp. Trust
0.376% due 07/25/2024	9,543	9,449

Collegiate Funding Services Education Loan Trust
0.376% due 12/28/2021	427	425

Denali Capital CLO Ltd.
0.536% due 04/21/2020	2,520	2,515

Dryden Leveraged Loan CDO
0.516% due 10/20/2020	4,828	4,781

Duane Street CLO Ltd.
0.528% due 01/11/2021	2,747	2,735

Educational Services of America, Inc.
0.923% due 04/25/2039	4,607	4,577

Fore CLO Ltd.
0.521% due 07/20/2019	5,000	4,899

Four Corners CLO Ltd.
0.547% due 01/26/2020	1,536	1,526

Franklin CLO Ltd.
0.533% due 06/15/2018	4,348	4,278

Fraser Sullivan CLO Ltd.
0.533% due 03/15/2020	598	596

Galaxy CLO Ltd.
0.536% due 10/20/2017	584	584

GCO Education Loan Funding Trust
0.353% due 11/25/2020	47	47

Goldentree Loan Opportunities Ltd.
0.972% due 10/18/2021	1,200	1,193

Gracechurch Card Funding PLC
0.890% due 02/15/2017	14,400	14,442

Halcyon Structured Asset Management CLO Ltd.
0.464% due 05/21/2018	4,960	4,959

72	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Halcyon Structured Asset Management Long/Short Ltd.
0.467% due 10/12/2018	$840	$840

Hyundai Capital Auto Funding Ltd.
1.193% due 09/20/2016	932	934

ING Investment Management CLO Ltd.
0.498% due 12/13/2020	2,150	2,137
0.528% due 12/13/2020	4,128	4,058

Inwood Park CDO Ltd.
0.501% due 01/20/2021	6,104	6,090

Kingsland Ltd.
0.522% due 06/13/2019	2,278	2,281

LCM Ltd.
1.877% due 01/14/2021	7,000	7,002

Madison Park Funding Ltd.
0.545% due 05/10/2019	962	961

Marathon CLO Ltd.
0.542% due 12/20/2019	881	875

Morgan Stanley Investment Management Croton Ltd.
0.537% due 01/15/2018	12,081	12,045

NAC EuroLoan Advantage Ltd.
1.433% due 04/20/2019	681	682

Northstar Education Finance, Inc.
0.416% due 01/28/2017	7,000	6,963
0.893% due 12/26/2031	4,591	4,554

Panhandle-Plains Higher Education Authority, Inc.
0.774% due 10/01/2018	216	215
0.774% due 07/01/2021	4,876	4,827
1.404% due 10/01/2035	1,955	1,959

Rockwall CDO Ltd.
0.634% due 08/01/2013	583	584

SLM Student Loan Trust
0.276% due 07/25/2017	783	780
0.356% due 04/25/2023	1,256	1,256
0.426% due 01/25/2021	3,113	3,108
0.473% due 03/15/2019	1,369	1,366
0.676% due 04/25/2023	15,000	14,958
0.776% due 10/25/2017	2,234	2,237
0.893% due 01/25/2029	8,316	8,302
0.943% due 10/16/2023	3,261	3,265
1.376% due 10/25/2016	729	730
1.776% due 04/25/2023	1,328	1,366

South Carolina Student Loan Corp.
0.726% due 01/25/2021	737	738

Stanfield Bristol CLO Ltd.
0.535% due 10/15/2019	1,242	1,239

Stone Tower CLO Ltd.
0.533% due 05/26/2017	1,112	1,110
0.548% due 03/16/2018	5,089	5,061

Structured Asset Investment Loan Trust
1.193% due 11/25/2033	1,874	1,637

WG Horizons CLO
0.533% due 05/24/2019	1,498	1,475

WhiteHorse Ltd.
0.544% due 05/01/2018	10,833	10,815

Total Asset-Backed Securities (Cost $300,979)		300,641

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOVEREIGN ISSUES 5.4%

Development Bank of Japan, Inc.
0.478% due 04/17/2015	$25,000	$24,973
0.505% due 12/01/2014	3,000	3,007
0.603% due 02/25/2015	6,900	6,929

Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014	9,550	9,908

Kommunalbanken A/S
0.454% due 02/20/2018	33,500	33,480
0.656% due 03/27/2017	14,950	15,093
1.750% due 10/05/2015	11,000	11,256
2.750% due 05/05/2015	7,000	7,286

Kommuninvest Sverige AB
1.000% due 04/27/2015	1,000	1,009

Mexico Government International Bond
5.875% due 01/15/2014	5,370	5,507
5.875% due 02/17/2014	18,100	18,616

Province of Ontario
0.423% due 04/01/2015	7,000	7,016
1.100% due 10/25/2017	7,000	6,834

Province of Quebec
4.600% due 05/26/2015	5,000	5,387

Qatar Government International Bond
5.150% due 04/09/2014	15,875	16,451

State of North Rhine-Westphalia
0.978% due 07/11/2017	16,500	16,780
1.625% due 09/17/2014	15,000	15,213

Total Sovereign Issues (Cost $204,515)		204,745

SHORT-TERM INSTRUMENTS 8.7%

CERTIFICATES OF DEPOSIT 3.0%

Banco do Brasil S.A.
0.000% due 10/11/2013	16,800	16,766
0.000% due 01/24/2014	5,500	5,472

Bank of Nova Scotia
0.483% due 03/27/2014	6,200	6,212

Dexia Credit Local S.A.
1.600% due 09/16/2013	12,000	12,024
1.700% due 09/06/2013	26,200	26,251

Itau Unibanco Holding S.A.
0.000% due 08/08/2013	4,500	4,496
0.000% due 10/31/2013	9,000	8,955
0.960% due 09/23/2013	6,500	6,483

Sumitomo Mitsui Banking Corp.
0.625% due 05/08/2014	25,300	25,363

		112,022

COMMERCIAL PAPER 3.9%

Abbey National Treasury Services PLC
0.750% due 10/18/2013	13,500	13,488

British Telecommunications PLC
0.800% due 03/07/2014	11,000	10,957

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

City of Dallas, Texas
0.000% due 07/09/2013	$9,900	$9,900
0.300% due 07/09/2013	2,000	2,000

Daimler Finance North America LLC
0.700% due 03/13/2014	5,900	5,876
1.070% due 10/15/2013	2,700	2,697

Electricite de France S.A.
0.825% due 01/10/2014	15,000	14,968
0.825% due 01/15/2014	6,000	5,987

Entergy Corp.
0.940% due 11/01/2013	8,200	8,184
0.940% due 11/07/2013	7,500	7,484

Ford Motor Credit Co. LLC
0.750% due 08/01/2013	2,300	2,299
0.825% due 11/05/2013	1,400	1,395
1.021% due 01/06/2014	1,100	1,096

Holcim U.S. Finance SARL & Cie S.C.S.
0.490% due 07/30/2013	10,400	10,396

Santander S.A.
1.400% due 07/02/2013	1,000	1,000
1.525% due 10/11/2013	3,700	3,691
1.710% due 10/11/2013	2,000	1,995

Vodafone Group PLC
0.690% due 02/10/2014	3,000	2,990
0.720% due 01/28/2014	25,500	25,423

Xstrata Finance Dubai Ltd.
0.740% due 10/08/2013	6,000	5,994
0.740% due 10/10/2013	2,000	1,998
0.740% due 10/15/2013	6,000	5,993

		145,811

REPURCHASE AGREEMENTS (a) 1.5%
		54,438

SHORT-TERM NOTES 0.3%

Export-Import Bank of Korea
1.226% due 07/26/2013	10,000	10,001

Total Short-Term Instruments (Cost $321,933)		322,272

Total Investments 100.7% (Cost $3,778,780)		$3,779,833

Other Assets and Liabilities (Net) (0.7%)		(27,218)

Net Assets 100.0%		$3,752,615

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	73

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
SAL	0.150%	06/28/2013	07/01/2013	$54,100	U.S. Treasury Notes 0.750% due 09/15/2013	$(55,201)	$54,100	$54,101
SSB	0.010%	06/28/2013	07/01/2013	338	Fannie Mae 2.200% due 10/17/2022	(345)	338	338
						$(55,546)	$54,438	$54,439

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount (2)	Payable for Reverse Repurchase Agreements
BCY	(0.250%)	04/05/2013	04/04/2015	$4,942	$(4,939)

(2)	The average amount of borrowings while outstanding during the period ended June 30, 2013 was $62,907 at a weighted average interest rate of 0.005%.

(b)	Securities with an aggregate market value of $5,050 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreements as of June 30, 2013.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,157,429	$11,909	$1,169,338
Industrials	0	605,915	0	605,915
Utilities	0	119,087	0	119,087
Municipal Bonds & Notes
Arkansas	0	1,361	0	1,361
California	0	62,742	0	62,742
Massachusetts	0	5,002	0	5,002
Michigan	0	7,784	0	7,784
Minnesota	0	3,171	0	3,171
New Jersey	0	12,954	0	12,954
New York	0	31,464	0	31,464
Pennsylvania	0	2,145	0	2,145
South Dakota	0	1,491	0	1,491
U.S. Government Agencies	0	118,633	17,485	136,118
U.S. Treasury Obligations	0	609,927	0	609,927
Mortgage-Backed Securities	0	132,581	51,095	183,676
Asset-Backed Securities	0	284,645	15,996	300,641
Sovereign Issues	0	169,907	34,838	204,745
Short-Term Instruments
Certificates of Deposit	0	112,022	0	112,022
Commercial Paper	0	145,811	0	145,811
Repurchase Agreements	0	54,438	0	54,438
Short-Term Notes	0	10,001	0	10,001
	$0	$3,648,510	$131,323	$3,779,833

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2013:

Category and Subcategory	Beginning Balance at 06/30/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2013 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$11,878	$0	$17	$0	$14	$0	$0	$11,909	$14
U.S. Government Agencies	25,422	0	(5,005)	1	3	(8)	0	(2,928)	17,485	5
Mortgage-Backed Securities	0	51,790	(725)	0	0	30	0	0	51,095	30
Asset-Backed Securities	4,367	15,791	(3,634)	16	14	26	0	(584)	15,996	13
Sovereign Issues	0	34,843	0	0	0	(5)	0	0	34,838	(5)
Totals	$29,789	$114,302	$(9,364)	$34	$17	$57	$0	$(3,512)	$131,323	$57

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$11,909	Benchmark Pricing	Base Price	99.25
U.S. Government Agencies	17,485	Third Party Vendor	Broker Quote	99.88 - 100.63
Mortgage-Backed Securities	17,284	Benchmark Pricing	Base Price	100.00
	33,811	Third Party Vendor	Broker Quote	100.20 - 103.31
Asset-Backed Securities	15,062	Benchmark Pricing	Base Price	99.65 - 100.00
	934	Third Party Vendor	Broker Quote	100.17
Sovereign Issues	34,838	Benchmark Pricing	Base Price	100.01 - 101.73
Total	$131,323

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	75

Schedule of Investments PIMCO Foreign Currency Strategy Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
AUSTRALIA 4.1%

SOVEREIGN ISSUES 4.1%

New South Wales Treasury Corp.
5.500% due 08/01/2013	AUD	570	$522

Queensland Treasury Corp.
6.000% due 08/21/2013		570	524

Total Australia (Cost $1,176)			1,046

CANADA 8.4%

SOVEREIGN ISSUES 8.4%

Canada Government Bond
1.500% due 11/01/2013	CAD	2,260	2,152

Total Canada (Cost $2,241)			2,152

MEXICO 11.3%

SOVEREIGN ISSUES 11.3%

Mexico Government International Bond
6.000% due 06/18/2015	MXN	36,034	2,872

Total Mexico (Cost $2,921)			2,872

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOUTH AFRICA 2.4%

SOVEREIGN ISSUES 2.4%

South Africa Government International Bond
7.500% due 01/15/2014	ZAR	5,866	$600

Total South Africa (Cost $669)			600

SWEDEN 6.9%

SOVEREIGN ISSUES 6.9%

Sweden Government International Bond
1.500% due 08/30/2013	SEK	11,745	1,753

Total Sweden (Cost $1,844)			1,753

UNITED STATES 14.2%

U.S. TREASURY OBLIGATIONS 14.2%

U.S. Treasury Notes
0.250% due 01/31/2014		$200	200
0.250% due 02/28/2014		100	100
0.250% due 03/31/2014		1,100	1,101
1.000% due 01/15/2014		200	201
1.250% due 02/15/2014		371	374
1.250% due 03/15/2014		629	634
1.875% due 02/28/2014		1,000	1,011

Total United States (Cost $3,620)			3,621

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 54.1%

SHORT-TERM NOTES 12.2%

Fannie Mae
0.041% due 07/01/2013		$400	$400

Federal Home Loan Bank
0.061% due 08/30/2013		2,100	2,100
0.063% due 08/30/2013		600	600

			3,100

CANADA TREASURY BILLS 6.0%
0.982% due 07/18/2013 (a)	CAD	1,621	1,540

U.S. TREASURY BILLS 33.4%
0.043% due 07/05/2013 - 09/05/2013 (a)(b)		$8,500	8,500

NEW ZEALAND TREASURY BILLS 2.5%
2.466% due 01/29/2014 (a)	NZD	836	639

Total Short-Term Instruments (Cost $13,893)			13,779

Total Investments 101.4% (Cost $26,364)			$25,823

Other Assets and Liabilities (Net) (1.4%)			(367)

Net Assets 100.0%			$25,456

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

OTC FINANCIAL DERIVATIVE INSTRUMENTS

Foreign	Currency Contracts:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2013	CHF	748	$	796	FBF	$4	$0	$4
07/2013	IDR	5,293,607		510	JPM	0	(18)	(18)
07/2013	INR	30,889		515	JPM	0	(2)	(2)
07/2013	MYR	3,342		1,041	JPM	0	(14)	(14)
07/2013	SEK	5,106		759	CBK	0	(3)	(3)
07/2013	$	779	CHF	748	CBK	13	0	13
07/2013		539	IDR	5,293,607	JPM	0	(11)	(11)
07/2013		560	INR	30,889	JPM	0	(42)	(42)
07/2013		202	MYR	616	FBF	0	(8)	(8)
07/2013		866		2,726	UAG	0	(6)	(6)
07/2013		777	SEK	5,106	CBK	0	(16)	(16)
07/2013		152	ZAR	1,377	JPM	0	(14)	(14)
07/2013	ZAR	5	$	1	BOA	0	0	0
08/2013	CNY	2,923		465	FBF	0	(7)	(7)
08/2013	$	15	AUD	16	DUB	0	0	0
08/2013		2,619	BRL	5,321	UAG	0	(251)	(251)
08/2013		796	CHF	748	FBF	0	(4)	(4)
08/2013		228	CNY	1,438	CBK	4	0	4
08/2013		694		4,372	FBF	12	0	12
08/2013		776		4,884	JPM	12	0	12
08/2013		3,187	NOK	18,545	GLM	0	(138)	(138)

76	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

Foreign	Currency Contracts: (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2013	$	607	NZD	772	FBF	$0	$(11)	$(11)
08/2013		542	PLN	1,718	GLM	0	(26)	(26)
08/2013		758	SEK	5,106	CBK	3	0	3
09/2013	MXN	6,615	$	536	JPM	29	0	29
09/2013		6,022		485	UAG	23	0	23
09/2013	$	236	CAD	240	CBK	0	(7)	(7)
09/2013		1,022	CLP	509,224	UAG	0	(31)	(31)
09/2013		528	SGD	658	JPM	0	(9)	(9)
10/2013	RUB	18,615	$	580	JPM	22	0	22
10/2013	$	493	IDR	5,293,607	JPM	16	0	16
10/2013		507	INR	30,889	JPM	2	0	2
10/2013		1,035	MYR	3,342	JPM	10	0	10
10/2013		2,590	RUB	84,344	BOA	0	(62)	(62)
10/2013		602		19,216	JPM	0	(26)	(26)
						$150	$(706)	$(556)

Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2013:

(b)	Securities with an aggregate market value of $351 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2013.

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$(62)	$0	$(62)
CBK	(6)	0	(6)
FBF	(14)	0	(14)
GLM	(164)	0	(164)
JPM	(45)	0	(45)
UAG	(265)	351	86

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty(ies) in the event of default and are not disclosed as assets or liabilities in the Statements of Assets and Liabilities. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$150	$0	$150

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$706	$0	$706

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	77

Schedule of Investments PIMCO Foreign Currency Strategy Exchange-Traded Fund (Cont.)

June 30, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives:
Net realized (loss) on foreign currency transactions	$0	$0	$0	$(194)	$0	$(194)

Net Change in Unrealized (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$(556)	$0	$(556)

(1)	See note 6 in the Notes to Financial Statements for additional information.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Australia
Sovereign Issues	$0	$1,046	$0	$1,046
Canada
Sovereign Issues	0	2,152	0	2,152
Mexico
Sovereign Issues	0	2,872	0	2,872
South Africa
Sovereign Issues	0	600	0	600
Sweden
Sovereign Issues	0	1,753	0	1,753
United States
U.S. Treasury Obligations	0	3,621	0	3,621
Short-Term Instruments
Short-Term Notes	0	3,100	0	3,100
Canada Treasury Bills	0	1,540	0	1,540
U.S. Treasury Bills	0	8,500	0	8,500
New Zealand Treasury Bills	0	639	0	639
	$0	$25,823	$0	$25,823

Financial Derivative Instruments - Assets
Foreign Exchange Contracts	$0	$150	$0	$150

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	$0	$(706)	$0	$(706)
Totals	$0	$25,267	$0	$25,267

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

78	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund

June 30, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
AUSTRALIA 2.4%

SOVEREIGN ISSUES 2.4%

Australia Government CPI Linked Bond
1.250% due 02/21/2022	AUD	500	$465
3.000% due 09/20/2025		340	401
4.000% due 08/20/2020		150	252

New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		1,500	1,698

Total Australia (Cost $3,308)			2,816

BRAZIL 19.1%

SOVEREIGN ISSUES 19.1%

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2017	BRL	2,600	2,781
6.000% due 08/15/2020		3,032	3,298
6.000% due 08/15/2022		8,660	9,518
6.000% due 08/15/2030		455	507
6.000% due 05/15/2035		2,080	2,342
6.000% due 05/15/2045		1,220	1,385
6.000% due 08/15/2050		2,600	2,961

Total Brazil (Cost $27,162)			22,792

CANADA 3.0%

SOVEREIGN ISSUES 3.0%

Canada Government Bond
1.500% due 12/01/2044 (a)	CAD	1,274	1,351
4.250% due 12/01/2021 (a)		1,772	2,205

Total Canada (Cost $3,978)			3,556

CHILE 3.0%

SOVEREIGN ISSUES 3.0%

Bonos de la Tesoreria de la Republica
3.000% due 01/01/2032	CLP	274,232	575

Bonos del Banco Central de Chile en UF
3.000% due 02/01/2021		799,843	1,626
3.000% due 03/01/2022		685,580	1,411

Total Chile (Cost $3,851)			3,612

DENMARK 5.7%

SOVEREIGN ISSUES 5.7%

Denmark Government Bond
0.100% due 11/15/2023 (a)	DKK	28,871	4,945
5.000% due 11/15/2013		10,800	1,920

Total Denmark (Cost $7,235)			6,865

FRANCE 0.6%

SOVEREIGN ISSUES 0.6%

France Government Bond
0.250% due 07/25/2024 (a)	EUR	101	124
1.100% due 07/25/2022 (a)		324	442
1.850% due 07/25/2027 (a)		107	155

Total France (Cost $774)			721

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GERMANY 6.3%

SOVEREIGN ISSUES 6.3%

Republic of Germany
0.100% due 04/15/2023 (a)	EUR	1,444	$1,870
1.500% due 04/15/2016 (a)		4,169	5,712

Total Germany (Cost $7,840)			7,582

INDIA 1.1%

CORPORATE BONDS & NOTES 1.1%

Export-Import Bank of India
2.426% due 03/30/2016		$1,300	1,298

Total India (Cost $1,313)			1,298

ISRAEL 3.7%

SOVEREIGN ISSUES 3.7%

Israel Government International Bond
3.000% due 10/31/2019	ILS	13,110	4,482

Total Israel (Cost $4,332)			4,482

ITALY 0.8%

SOVEREIGN ISSUES 0.8%

Italy Buoni Poliennali Del Tesoro
2.550% due 10/22/2016 (a)	EUR	701	919

Total Italy (Cost $917)			919

MEXICO 11.0%

SOVEREIGN ISSUES 11.0%

Mexico Government International Bond
2.000% due 06/09/2022 (a)	MXN	64,398	4,906
4.000% due 11/15/2040 (a)		46,423	3,952
4.050% due 03/19/2015		3,340	258
4.320% due 01/30/2020		22,000	1,684
4.500% due 12/18/2014 (a)		1,486	122
4.500% due 12/04/2025 (a)		4,159	400
5.000% due 06/16/2016 (a)		21,243	1,823

Total Mexico (Cost $14,330)			13,145

NEW ZEALAND 1.8%

SOVEREIGN ISSUES 1.8%

New Zealand Government Bond
5.500% due 04/15/2023	NZD	600	516

New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		1,000	772
4.500% due 02/15/2016		700	864

Total New Zealand (Cost $2,367)			2,152

SOUTH AFRICA 4.1%

SOVEREIGN ISSUES 4.1%

South Africa Government International Bond
7.250% due 01/15/2020	ZAR	48,500	4,885

Total South Africa (Cost $5,748)			4,885

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SWEDEN 1.2%

SOVEREIGN ISSUES 1.2%

Sweden Government International Bond CPI Linked Bond
0.250% due 06/01/2022	SEK	7,000	$1,022
3.500% due 12/01/2028		1,500	381

Total Sweden (Cost $1,501)			1,403

UNITED KINGDOM 5.5%

CORPORATE BONDS & NOTES 1.9%

Network Rail Infrastructure Finance PLC
1.375% due 11/22/2037 (a)	GBP	123	234
1.750% due 11/22/2027 (a)		1,094	2,034

			2,268

SOVEREIGN ISSUES 3.6%

United Kingdom Gilt
0.125% due 03/22/2024 (a)		1,852	2,927
0.125% due 03/22/2044 (a)		103	158
0.250% due 03/22/2052 (a)		103	166
0.750% due 03/22/2034 (a)		107	187
1.125% due 11/22/2037 (a)		123	238
1.250% due 11/22/2017 (a)		129	220
1.250% due 11/22/2027 (a)		64	117
1.750% due 09/07/2022		200	287

			4,300

Total United Kingdom (Cost $7,042)			6,568

UNITED STATES 28.4%

U.S. TREASURY OBLIGATIONS 28.4%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022		$2,158	2,113
0.125% due 07/15/2022		1,416	1,383
0.125% due 01/15/2023		2,015	1,952
0.625% due 07/15/2021		2,786	2,876
0.625% due 02/15/2043		1,871	1,573
1.125% due 01/15/2021		4,146	4,434
1.250% due 07/15/2020		1,173	1,274
1.375% due 01/15/2020		1,290	1,406
1.750% due 01/15/2028		2,331	2,611
1.875% due 07/15/2019 (c)		6,643	7,492
2.125% due 02/15/2040		430	523
2.375% due 01/15/2025		3,701	4,408
2.375% due 01/15/2027		346	416

U.S. Treasury Notes
2.000% due 02/15/2023		1,500	1,443

Total United States (Cost $36,661)			33,904

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
			719

Total Short-Term Instruments (Cost $719)			719

Total Investments 98.3% (Cost $129,078)			$117,419

Other Assets and Liabilities (Net) 1.7%			2,017

Net Assets 100.0%			$119,436

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	79

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
BPS	0.160%	06/28/2013	07/01/2013	$200	U.S. Treasury Inflation Protected Securities 3.375% due 04/15/2032	$(206)	$200	$200
SSB	0.010%	06/28/2013	07/01/2013	519	Fannie Mae 2.200% due 10/17/2022	(532)	519	519
						$(739)	$719	$719

(1)	Includes accrued interest.

As of June 30, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended June 30, 2013 was $16,074 at a weighted average interest rate of 0.234%.

OTC FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2013	AUD	112	$	104	DUB	$1	$0	$1
07/2013		194		190	WST	12	0	12
07/2013	ILS	451		124	BPS	0	0	0
07/2013		252		70	CBK	1	0	1
07/2013		7,274		1,990	MSC	0	(10)	(10)
07/2013	INR	31,550		542	CBK	14	0	14
07/2013	JPY	48,000		491	DUB	7	0	7
07/2013		4,200		43	FBF	0	0	0
07/2013		13,800		142	HUS	3	0	3
07/2013	NZD	2,856		2,337	UAG	125	0	125
07/2013	$	275	ILS	1,000	BRC	0	0	0
07/2013		1,923		6,977	JPM	0	(5)	(5)
07/2013		196	INR	10,655	BRC	0	(17)	(17)
07/2013		131		7,171	CBK	0	(11)	(11)
07/2013		142		7,728	HUS	0	(13)	(13)
07/2013		74		4,046	JPM	0	(6)	(6)
07/2013		36		1,951	UAG	0	(3)	(3)
07/2013		331	JPY	31,300	BPS	0	(15)	(15)
07/2013		406		40,200	BRC	0	0	0
07/2013		420		39,600	FBF	0	(21)	(21)
07/2013		1,568		158,300	HUS	28	0	28
07/2013		8,584		849,546	RYL	0	(18)	(18)
07/2013		217	ZAR	2,017	JPM	0	(14)	(14)
07/2013	ZAR	13,497	$	1,480	BOA	120	0	120
07/2013		1,683		164	FBF	0	(6)	(6)
07/2013		407		40	MSC	0	(1)	(1)
08/2013	BRL	2,099		924	DUB	0	(10)	(10)
08/2013		4,651		2,289	UAG	219	0	219
08/2013	DKK	30,032		5,319	BRC	76	0	76
08/2013		11,350		1,993	JPM	11	0	11
08/2013	SEK	2,006		308	HUS	10	0	10
08/2013	$	131	DKK	735	HUS	0	(3)	(3)

80	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

Foreign Currency Contracts: (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2013	$	2	SEK	15	HUS	$0	$0	$0
09/2013	CAD	51	$	48	DUB	0	0	0
09/2013		2,358		2,310	JPM	73	0	73
09/2013	CLP	76,293		147	FBF	0	(1)	(1)
09/2013		129,784		261	UAG	8	0	8
09/2013	EUR	911		1,192	HUS	6	0	6
09/2013	GBP	952		1,479	BPS	32	0	32
09/2013		183		282	DUB	4	0	4
09/2013	MXN	353		27	BOA	0	0	0
09/2013		7,497		555	BRC	0	(20)	(20)
09/2013		23,222		1,791	CBK	11	0	11
09/2013		1,948		150	MSC	1	0	1
09/2013	$	2,338	CAD	2,386	CBK	0	(74)	(74)
09/2013		9,356	EUR	7,084	BOA	0	(132)	(132)
09/2013		2,116		1,615	BRC	1	(14)	(13)
09/2013		404		304	CBK	0	(9)	(9)
09/2013		2,951		2,252	DUB	0	(19)	(19)
09/2013		2,904		2,167	FBF	0	(82)	(82)
09/2013		855		648	MSC	0	(12)	(12)
09/2013		687	GBP	447	BRC	0	(7)	(7)
09/2013		498		319	DUB	0	(13)	(13)
09/2013		1,400	MXN	17,286	JPM	0	(75)	(75)
10/2013	ILS	6,977	$	1,920	JPM	6	0	6
10/2013	INR	3,149		52	BRC	0	0	0
10/2013	$	534	INR	31,550	CBK	0	(15)	(15)
						$769	$(626)	$143

Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2013:

(c)	Securities with an aggregate market value of $71 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2013.

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$(12)	$(30)	$(42)
BPS	17	0	17
BRC	19	0	19
CBK	(83)	0	(83)
DUB	(30)	78	48
FBF	(110)	0	(110)
HUS	31	0	31
JPM	(10)	0	(10)
MSC	(22)	(110)	(132)
RYL	(18)	(300)	(318)
UAG	349	(260)	89
WST	12	0	12

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty(ies) in the event of default and are not disclosed as assets or liabilities in the Statements of Assets and Liabilities. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	81

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$769	$0	$769

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$626	$0	$626

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives:
Net realized (loss) on foreign currency transactions	$0	$0	$0	$(2,408)	$0	$(2,408)

Net Change in Unrealized Appreciation on Derivatives:
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$166	$0	$166

(1)	See note 6 in the Notes to Financial Statements for additional information.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Australia
Sovereign Issues	$0	$2,816	$0	$2,816
Brazil
Sovereign Issues	0	22,792	0	22,792
Canada
Sovereign Issues	0	3,556	0	3,556
Chile
Sovereign Issues	0	3,612	0	3,612
Denmark
Sovereign Issues	0	6,865	0	6,865
France
Sovereign Issues	0	721	0	721
Germany
Sovereign Issues	0	7,582	0	7,582
India
Corporate Bonds & Notes	0	1,298	0	1,298
Israel
Sovereign Issues	0	4,482	0	4,482

82	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Italy
Sovereign Issues	$0	$919	$0	$919
Mexico
Sovereign Issues	0	13,145	0	13,145
New Zealand
Sovereign Issues	0	2,152	0	2,152
South Africa
Sovereign Issues	0	4,885	0	4,885
Sweden
Sovereign Issues	0	1,403	0	1,403
United Kingdom
Corporate Bonds & Notes	0	2,268	0	2,268
Sovereign Issues	0	4,300	0	4,300
United States
U.S. Treasury Obligations	0	33,904	0	33,904
Short-Term Instruments
Repurchase Agreements	0	719	0	719
	$0	$117,419	$0	$117,419

Financial Derivative Instruments - Assets
Foreign Exchange Contracts	$0	$769	$0	$769

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	$0	$(626)	$0	$(626)
Totals	$0	$117,562	$0	$117,562

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	83

Schedule of Investments PIMCO Intermediate Municipal Bond Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 90.7%

ALABAMA 1.0%

University of Alabama Revenue Bonds, Series 2012
5.000% due 07/01/2025	$1,610	$1,871

ARIZONA 1.5%

Arizona State University Revenue Notes, Series 2008
5.250% due 07/01/2016	400	449

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2009
4.250% due 10/01/2019	730	834

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2012
5.000% due 10/01/2022	1,350	1,617

		2,900

ARKANSAS 0.2%

University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	320	359

CALIFORNIA 11.6%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.760% due 04/01/2047	1,000	975

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,134

California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2018	500	581
5.000% due 05/01/2019	1,040	1,223

California State General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.250% due 07/01/2014	750	787

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	581

California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	581

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	588

Carlsbad Unified School District, California General Obligation Notes, Series 2009
0.000% due 05/01/2014	250	249

Irvine Ranch Water District, California Special Assessment Bonds, Series 2009
0.070% due 10/01/2041	1,000	1,000

Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2029	250	268

Los Angeles Unified School District, California Certificates of Participation Notes, Series 2010
5.000% due 12/01/2017	1,500	1,708

Metropolitan Water District of Southern California Revenue Bonds, Series 2012
5.000% due 10/01/2026	2,000	2,292

Metropolitan Water District of Southern California Revenue Notes, Series 2012
5.000% due 07/01/2022	510	607

Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016	1,000	952

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Orange County, California Airport Revenue Notes, Series 2009
4.000% due 07/01/2018	$500	$549

Pleasanton Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2010
3.500% due 08/01/2015	450	471

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,104

San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	720	777

San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
5.000% due 05/01/2017	1,000	1,140

San Jose, California Hotel Tax Revenue Notes, Series 2011
5.000% due 05/01/2017	1,115	1,226

San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2017	750	693

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	620

University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,152

University of California Revenue Notes, Series 2010
5.000% due 05/15/2018	500	572

		21,830

COLORADO 0.2%

Denver, Colorado Airport System City & County Revenue Bonds, (NPFGC/FGIC Insured), Series 2006
4.000% due 11/15/2016	265	290

CONNECTICUT 2.8%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2032	5,000	5,308

FLORIDA 6.0%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,138

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	750	820

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,124

Florida Municipal Power Agency Revenue Notes, Series 2009
5.000% due 10/01/2015	250	272

Inland Protection Financing Corp., Florida Revenue Notes, Series 2010
5.000% due 07/01/2016	500	557

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,134

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,688

Miami-Dade County, Florida General Obligation Notes, Series 2011
3.000% due 07/01/2017	1,375	1,455

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Miami-Dade County, Florida Transit System Sales Surtax Revenue Notes, Series 2010
4.000% due 07/01/2016	$1,000	$1,076

Orange County, Florida Health Facilities Authority Revenue Notes, Series 2009
5.000% due 10/01/2015	250	272

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2017	250	288

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,523

		11,347

GEORGIA 0.5%

Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	250	289

Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	350	383

Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	287

		959

ILLINOIS 3.2%

Chicago, Illinois Midway Airport Revenue Bonds, Series 2010
5.000% due 01/01/2034	200	211

Chicago, Illinois Wastewater Transmission Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 01/01/2017	1,000	1,134
5.500% due 01/01/2018	1,000	1,160

Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2020	1,000	1,169

Illinois Finance Authority Revenue Notes, Series 2009
5.000% due 08/15/2015	375	404

Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	500	550

Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	750	836

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	500	568

		6,032

INDIANA 2.3%

Indiana Finance Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 12/01/2017	300	343

Indiana Finance Authority Revenue Notes, Series 2010
4.000% due 11/01/2016	500	542
5.000% due 02/01/2018	500	580

Indiana University Revenue Notes, Series 2012
5.000% due 06/01/2021	1,000	1,192

Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AMBAC Insured), Series 2006
5.000% due 01/01/2016	300	328

Purdue University, Indiana Certificates of Participation Bonds, Series 2006
5.250% due 07/01/2017	640	723

84	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Vincennes University, Indiana Revenue Notes, Series 2010
4.000% due 06/01/2016	$500	$532

		4,240

IOWA 0.3%

Iowa Higher Education Loan Authority Revenue Notes, Series 2010
4.000% due 12/01/2016	500	545

KANSAS 0.3%

Kansas Development Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2017	500	575

KENTUCKY 1.1%

Kentucky Municipal Power Agency Revenue Notes, (AGM Insured), Series 2010
4.000% due 09/01/2016	900	957

Kentucky Turnpike Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	1,000	1,112

		2,069

MARYLAND 0.6%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 07/01/2025	1,000	1,158

MASSACHUSETTS 4.9%

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.500% due 07/01/2017	500	586

Massachusetts Bay Transportation Authority Revenue Notes, Series 2012
5.000% due 07/01/2018	1,280	1,492

Massachusetts Development Finance Agency Revenue Notes, Series 2010
4.000% due 10/01/2016	850	923

Massachusetts Development Finance Agency Revenue Notes, Series 2012
4.000% due 10/01/2015	500	524
5.000% due 10/01/2016	600	655

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2027	1,900	2,140

Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2026	2,000	2,245

Taunton, Massachusetts General Obligation Notes, Series 2009
5.000% due 12/01/2018	510	589

		9,154

MICHIGAN 1.7%

Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	1,000	1,148

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	2,000	2,004

		3,152

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MINNESOTA 0.6%

Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	$1,000	$1,113

MISSOURI 1.9%

Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	1,335	1,549

Missouri Joint Municipal Electric Utility Commission Revenue Notes, (AMBAC Insured), Series 2007
5.000% due 01/01/2016	880	953

Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 11/15/2017	1,000	1,110

		3,612

NEW HAMPSHIRE 0.8%

Merrimack County, New Hampshire General Obligation Bonds, Series 2012
5.000% due 12/01/2022	1,115	1,237

New Hampshire Health & Education Facilities Authority Revenue Notes, Series 2009
5.000% due 07/01/2016	250	277

		1,514

NEW JERSEY 4.2%

New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 09/01/2016	1,000	1,092

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,052

New Jersey Economic Development Authority Revenue Notes, Series 2011
5.000% due 09/01/2018	2,000	2,295

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.000% due 01/01/2020	1,000	1,140

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
5.000% due 12/15/2023	2,000	2,302

		7,881

NEW MEXICO 0.3%

New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2017	500	572

NEW YORK 13.0%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2012
5.000% due 05/01/2022	1,000	1,162

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	572

New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2023	4,000	4,628

New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2017	980	1,124

New York City, New York Water & Sewer System Revenue Notes, Series 2009
5.000% due 06/15/2017	895	1,022

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

New York State Dormitory Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.000% due 07/01/2016	$370	$401

New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2030	1,635	1,736

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,247

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	2,000	2,284

New York State Dormitory Authority Revenue Notes, Series 2011
4.000% due 07/01/2018	815	895

New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	1,450	1,714

New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 03/15/2018	500	576

Syracuse Industrial Development Agency, New York Revenue Notes, Series 2010
4.000% due 05/01/2017	500	547

Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2019	1,090	1,169

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,284

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	1,000	1,129
5.000% due 11/15/2028	825	922

		24,412

NORTH CAROLINA 4.1%

Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	351

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,807
5.000% due 10/01/2027	1,100	1,194

North Carolina State Revenue Bonds, Series 2011
5.000% due 11/01/2022	1,500	1,742
5.000% due 05/01/2026	1,750	1,981

Union County, North Carolina Certificates of Participation Bonds, (AMBAC Insured), Series 2006
5.000% due 06/01/2022	360	403

University of North Carolina at Chapel Hill Revenue Notes, Series 2005
5.000% due 02/01/2015	250	266

		7,744

OHIO 7.1%

American Municipal Power Inc., Ohio Revenue Notes, Series 2009
5.000% due 02/15/2017	500	557

American Municipal Power Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	909

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2026	1,000	1,133

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	85

Schedule of Investments PIMCO Intermediate Municipal Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Kent State University, Ohio Revenue Notes, Series 2012
5.000% due 05/01/2017	$640	$719

Ohio State General Obligation Bonds, Series 2011
5.000% due 08/01/2022	2,000	2,379

Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,192

Ohio State Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2016	300	321

Ohio State Revenue Bonds, Series 2012
5.000% due 12/15/2024	2,000	2,260

Ohio State Turnpike Commission Revenue Bonds, (NPFGC/FGIC Insured), Series 1998
5.500% due 02/15/2016	1,000	1,110
5.500% due 02/15/2017	225	256

Ohio State Water Development Authority Revenue Notes, Series 2011
5.000% due 06/01/2017	1,005	1,147

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,420

		13,403

OREGON 0.3%

Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	500	554

PENNSYLVANIA 3.7%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2012
5.000% due 03/01/2024	500	568

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2017	500	567

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	900	956

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,907

Pennsylvania Higher Educational Facilities Authority Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 04/01/2016	250	276

Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2012
5.000% due 11/01/2028	1,000	1,092

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2018	500	571

		6,937

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOUTH CAROLINA 0.1%

Piedmont Municipal Power Agency, South Carolina Revenue Notes, Series 2009
5.000% due 01/01/2015	$250	$264

TENNESSEE 0.5%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	936

TEXAS 10.2%

Barbers Hill Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
4.000% due 02/15/2023	1,225	1,334

Katy Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2020	1,500	1,778

La Joya Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2027	1,000	1,134

North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,144

Northside Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2010
1.200% due 08/01/2040	1,000	981

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2024	1,165	1,348

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,124

San Antonio, Texas Water System Revenue Bonds, Series 2012
5.000% due 05/15/2023	1,500	1,761

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	3,000	3,063

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	2,205	2,389

Texas State General Obligation Notes, Series 2010
4.000% due 12/01/2015	810	876

University of Houston, Texas Revenue Bonds, Series 2011
5.000% due 02/15/2022	2,000	2,304

		19,236

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
VIRGINIA 1.6%

Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2026	$2,540	$2,938

WASHINGTON 1.9%

Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2024	1,000	1,181

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,308

		3,489

WISCONSIN 2.2%

Wisconsin Department of Transportation Revenue Bonds, Series 2012
5.000% due 07/01/2022	2,500	2,972

Wisconsin State Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,000	1,193

		4,165

Total Municipal Bonds & Notes (Cost $170,682)		170,559

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
1.000% due 05/15/2014	100	100

Total U.S. Treasury Obligations (Cost $100)		100

SHORT-TERM INSTRUMENTS 4.2%

REPURCHASE AGREEMENTS (b) 0.3%
		560

U.S. TREASURY BILLS 3.9%
0.118% due 08/08/2013 - 06/26/2014 (a)	7,400	7,392

Total Short-Term Instruments (Cost $7,952)		7,952

Total Investments 95.0% (Cost $178,734)		$178,611

Other Assets and Liabilities (Net) 5.0%		9,320

Net Assets 100.0%		$187,931

Notes to Schedule of Investments (amounts in thousands):

(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
SSB	0.010%	06/28/2013	07/01/2013	$560	Fannie Mae 2.200% due 10/17/2022	$(575)	$560	$560

(1)	Includes accrued interest.

86	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Municipal Bonds & Notes
Alabama	$0	$1,871	$0	$1,871
Arizona	0	2,900	0	2,900
Arkansas	0	359	0	359
California	0	21,830	0	21,830
Colorado	0	290	0	290
Connecticut	0	5,308	0	5,308
Florida	0	11,347	0	11,347
Georgia	0	959	0	959
Illinois	0	6,032	0	6,032
Indiana	0	4,240	0	4,240
Iowa	0	545	0	545
Kansas	0	575	0	575
Kentucky	0	2,069	0	2,069
Maryland	0	1,158	0	1,158
Massachusetts	0	9,154	0	9,154
Michigan	0	3,152	0	3,152
Minnesota	0	1,113	0	1,113
Missouri	0	3,612	0	3,612
New Hampshire	0	1,514	0	1,514
New Jersey	0	7,881	0	7,881
New Mexico	0	572	0	572
New York	0	24,412	0	24,412
North Carolina	0	7,744	0	7,744
Ohio	0	13,403	0	13,403
Oregon	0	554	0	554
Pennsylvania	0	6,937	0	6,937
South Carolina	0	264	0	264
Tennessee	0	936	0	936
Texas	0	19,236	0	19,236
Virginia	0	2,938	0	2,938
Washington	0	3,489	0	3,489
Wisconsin	0	4,165	0	4,165
U.S. Treasury Obligations	0	100	0	100
Short-Term Instruments
Repurchase Agreements	0	560	0	560
U.S. Treasury Bills	0	7,392	0	7,392
	$0	$178,611	$0	$178,611

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	87

Schedule of Investments PIMCO Short Term Municipal Bond Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 83.7%

ALASKA 0.4%

Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2014	$250	$255

ARIZONA 4.6%

Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2017	1,000	1,079

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Notes, Series 2011
4.000% due 12/01/2014	1,600	1,682

		2,761

CALIFORNIA 7.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.760% due 04/01/2047	1,000	975

California Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	250	261

California State General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.250% due 07/01/2014	550	578

California State General Obligation Notes, Series 2010
4.000% due 11/01/2013	500	506

Los Angeles Unified School District, California General Obligation Notes, Series 2011
4.000% due 07/01/2014	1,000	1,037

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2010
3.000% due 11/01/2013	750	756

South Placer Wastewater Authority, California Revenue Notes, Series 2011
0.890% due 11/01/2014	250	251

		4,364

CONNECTICUT 2.8%

Stratford, Connecticut General Obligation Notes, Series 2011
3.500% due 08/01/2015	1,635	1,725

FLORIDA 8.2%

Florida State General Obligation Notes, Series 2011
5.000% due 06/01/2016	500	558

Lakeland, Florida Department of Electric Utilities Revenue Notes, Series 2012
0.810% due 10/01/2017	3,000	3,002

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2015	1,270	1,393

		4,953

GEORGIA 0.8%

Atlanta, Georgia Department of Aviation Revenue Notes, Series 2010
5.000% due 01/01/2014	500	511

ILLINOIS 2.6%

Chicago, Illinois Midway Airport Revenue Bonds, Series 2010
5.000% due 01/01/2034	500	529

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Illinois Finance Authority Revenue Bonds, Series 2004
5.500% due 10/01/2014	$200	$213

Illinois Municipal Electric Agency Revenue Notes, (NPFGC/FGIC Insured), Series 2007
5.000% due 02/01/2014	300	308

Illinois State Revenue Notes, Series 2012
5.000% due 06/15/2014	500	522

		1,572

INDIANA 1.2%

Indiana University Revenue Notes, Series 2010
4.000% due 08/01/2013	240	241

Indianapolis, Indiana Thermal Energy System Revenue Notes, Series 2010
3.000% due 10/01/2013	500	503

		744

LOUISIANA 0.8%

Louisiana Offshore Terminal Authority Revenue Bonds, Series 2010
2.100% due 10/01/2040	500	505

MAINE 0.4%

Maine Health & Higher Educational Facilities Authority Revenue Notes, Series 2010
3.000% due 07/01/2013	250	250

MASSACHUSETTS 2.6%

Commonwealth of Massachusetts General Obligation Notes, Series 2013
0.420% due 02/01/2017	1,000	996

Massachusetts Development Finance Agency Revenue Notes, Series 2012
4.000% due 10/01/2013	600	605

		1,601

MICHIGAN 1.7%

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,002

MINNESOTA 3.9%

Minnesota State General Obligation Notes, Series 2011
5.000% due 10/01/2018	2,000	2,348

NEVADA 3.8%

Clark County, Nevada Revenue Notes, Series 2010
3.000% due 07/01/2013	150	150

Nevada State General Obligation Bonds, (AGM Insured), Series 2005
5.000% due 12/01/2016	2,000	2,163

		2,313

NEW JERSEY 1.7%

New Jersey Economic Development Authority Revenue Notes, (AGM Insured), Series 2008
5.000% due 03/01/2014	1,000	1,032

NEW YORK 16.3%

Metropolitan Transportation Authority, New York Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 11/15/2015	220	241

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Metropolitan Transportation Authority, New York Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 11/15/2014	$590	$627

Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
4.000% due 08/15/2015	500	529

New York City, New York General Obligation Notes, Series 2007
5.000% due 08/01/2016	1,040	1,164

New York City, New York Health & Hospital Corp. Revenue Notes, Series 2010
3.000% due 02/15/2014	500	508

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2010
5.000% due 11/01/2013	50	51

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2011
5.000% due 11/01/2018	1,000	1,166

New York Liberty Development Corp. Revenue Bonds, Series 2011
0.230% due 12/01/2049	1,000	1,000

New York State Dormitory Authority Revenue Notes, (AMBAC Insured), Series 2007
5.000% due 07/01/2013	300	300

New York State Dormitory Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	250	276
5.000% due 07/01/2018	1,000	1,153

New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 05/01/2014	350	363

New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 05/15/2017	450	494

New York State Energy Research & Development Authority Revenue Notes, Series 2011
2.125% due 03/15/2015	1,500	1,510

New York State Urban Development Corp. Revenue Notes, Series 2008
5.000% due 01/01/2014	250	256

Oneida-Herkimer Solid Waste Management Authority, New York Revenue Notes, Series 2011
4.000% due 04/01/2014	250	257

		9,895

OHIO 1.8%

Ohio State Water Development Authority Revenue Bonds, Series 2003
5.250% due 06/01/2015	1,000	1,089

OKLAHOMA 0.8%

Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	420	476

OREGON 1.8%

Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
4.000% due 11/01/2017	1,000	1,081

PENNSYLVANIA 6.3%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.750% due 12/01/2033	1,500	1,507

88	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	$2,000	$2,291

		3,798

TENNESSEE 1.1%

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facilities Board Revenue Notes, Series 2012
4.000% due 10/01/2014	650	680

TEXAS 6.6%

Austin, Texas Water & Wastewater System Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 11/15/2015	500	556

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2012
4.000% due 11/01/2015	500	536

El Paso Independent School District, Texas General Obligation Notes, Series 2009
5.000% due 08/15/2013	580	583

Fort Bend Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2010
5.000% due 08/15/2016	500	562

Houston Community College System, Texas General Obligation Notes, Series 2011
4.000% due 02/15/2014	500	512

Northside Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2011
0.950% due 08/01/2034	195	195

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Texas Public Finance Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	$1,000	$1,069

		4,013

WASHINGTON 5.6%

Energy Northwest, Washington Revenue Notes, Series 2007
5.000% due 07/01/2015	1,000	1,086

Grays Harbor County, Washington School District No. 5 Aberdeen General Obligation Notes, (AGM Insured), Series 2004
4.000% due 12/01/2013	400	406

King County, Washington Public Hospital District No. 2 General Obligation Notes, Series 2010
5.000% due 12/01/2015	1,000	1,095

Washington State Revenue Notes, Series 2012
5.000% due 09/01/2015	750	819

		3,406

WISCONSIN 0.7%

Wisconsin State Revenue Notes, Series 2009
5.000% due 07/01/2014	400	419

Total Municipal Bonds & Notes (Cost $50,983)		50,793

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 10.1%

U.S. Treasury Notes
0.250% due 04/30/2014	$6,100	$6,104

Total U.S. Treasury Obligations (Cost $6,105)		6,104

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (a) 0.9%
		561

U.S. TREASURY BILLS 0.3%
0.147% due 06/26/2014	200	200

Total Short-Term Instruments (Cost $761)		761

Total Investments 95.0% (Cost $57,849)		$57,658

Other Assets and Liabilities (Net) 5.0%		3,013

Net Assets 100.0%		$60,671

Notes to Schedule of Investments (amounts in thousands):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
SSB	0.010%	06/28/2013	07/01/2013	$561	Fannie Mae 2.200% due 10/17/2022	$(575)	$561	$561

(1)	Includes accrued interest.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Municipal Bonds & Notes
Alaska	$0	$255	$0	$255
Arizona	0	2,761	0	2,761
California	0	4,364	0	4,364
Connecticut	0	1,725	0	1,725
Florida	0	4,953	0	4,953
Georgia	0	511	0	511
Illinois	0	1,572	0	1,572
Indiana	0	744	0	744
Louisiana	0	505	0	505
Maine	0	250	0	250
Massachusetts	0	1,601	0	1,601

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	89

Schedule of Investments PIMCO Short Term Municipal Bond Exchange-Traded Fund (Cont.)

June 30, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Michigan	$0	$1,002	$0	$1,002
Minnesota	0	2,348	0	2,348
Nevada	0	2,313	0	2,313
New Jersey	0	1,032	0	1,032
New York	0	9,895	0	9,895
Ohio	0	1,089	0	1,089
Oklahoma	0	476	0	476
Oregon	0	1,081	0	1,081
Pennsylvania	0	3,798	0	3,798
Tennessee	0	680	0	680
Texas	0	4,013	0	4,013
Washington	0	3,406	0	3,406
Wisconsin	0	419	0	419
U.S. Treasury Obligations	0	6,104	0	6,104
Short-Term Instruments
Repurchase Agreements	0	561	0	561
U.S. Treasury Bills	0	200	0	200
	$0	$57,658	$0	$57,658

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

90	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Exchange-Traded Fund

June 30, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.8%

Biomet, Inc.
3.943% - 4.023% due 07/25/2017		$4,950	$4,938

DaVita, Inc.
2.700% due 09/02/2017		8,873	8,869

H.J. Heinz Co.
3.500% due 06/05/2020		10,000	10,012

Las Vegas Sands LLC
2.700% due 11/23/2015		2,663	2,667

MGM Resorts International, Inc.
3.195% due 12/20/2017		9,950	9,953

Total Bank Loan Obligations (Cost $36,445)			36,439

CORPORATE BONDS & NOTES 16.9%

BANKING & FINANCE 13.9%

Ally Financial, Inc.
0.000% due 06/15/2015		12,450	11,550
2.475% due 12/01/2014		5,365	5,314
3.475% due 02/11/2014		2,400	2,418
3.672% due 06/20/2014		7,188	7,287
4.500% due 02/11/2014		12,000	12,132
4.625% due 06/26/2015		8,300	8,511
5.900% due 12/15/2013		40	40
6.000% due 11/15/2013		50	50
6.250% due 10/15/2013		10	10
6.750% due 12/01/2014		10,811	11,419
6.750% due 07/15/2016		85	85
6.750% due 10/15/2018		3,100	3,027
7.000% due 02/15/2021		2,113	2,102
8.300% due 02/12/2015		2,948	3,184

Bank of America Corp. Inflation Linked Bond
4.854% due 04/29/2025	MXN	300,000	27,208

Bankia S.A.
0.383% due 04/23/2014 (g)	EUR	3,000	3,773
5.000% due 10/30/2014		5,000	6,705

Belvoir Land LLC
5.300% due 12/15/2035		$1,935	1,966

CIT Group, Inc.
5.250% due 04/01/2014		3,000	3,053

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		5,200	6,303

Dexia Credit Local S.A.
0.756% due 04/29/2014		2,000	2,004
0.910% due 04/01/2014	GBP	22,600	34,692
2.750% due 01/10/2014		$1,000	1,011
2.750% due 04/29/2014		11,400	11,600

Eksportfinans ASA
0.480% due 10/07/2013		800	795
0.890% due 06/16/2015	JPY	1,100,000	10,471
1.600% due 03/20/2014		150,000	1,500
2.000% due 09/15/2015		$16,500	15,923
2.375% due 05/25/2016		14,665	14,115
3.000% due 11/17/2014		9,800	9,825
5.500% due 05/25/2016		22,571	23,626
5.500% due 06/26/2017		100	104

Ford Motor Credit Co. LLC
7.000% due 04/15/2015		4,000	4,346
8.000% due 06/01/2014		2,000	2,116
8.700% due 10/01/2014		9,000	9,813

Industrial Bank of Korea
1.375% due 10/05/2015		5,000	4,943

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

International Lease Finance Corp.
5.650% due 06/01/2014		$500	$511
6.500% due 09/01/2014		10,660	11,140
6.625% due 11/15/2013		10,500	10,671
8.625% due 09/15/2015		8,500	9,339

Korea Exchange Bank
3.125% due 06/26/2017		5,000	4,966

LBG Capital PLC
15.000% due 12/21/2019	GBP	7,100	15,053
15.000% due 12/21/2019	EUR	1,800	3,284

SAFG Retirement Services, Inc.
5.600% due 07/31/2097		$44,610	44,767

Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		15,700	15,851

SLM Corp.
0.576% due 01/27/2014		1,500	1,487
3.875% due 09/10/2015		6,625	6,707
5.000% due 10/01/2013		10,100	10,163
5.000% due 04/15/2015		4,300	4,451
5.050% due 11/14/2014		6,800	6,970
5.375% due 05/15/2014		5,000	5,106
6.250% due 01/25/2016		13,507	14,368

SLM Corp. CPI Linked Bond
2.912% due 04/01/2014		2,287	2,295
2.982% due 04/01/2014		1,898	1,916
3.362% due 03/01/2014		876	880
3.412% due 02/01/2014		1,012	1,018
3.474% due 03/17/2014		755	756
3.482% due 01/31/2014		2,589	2,611
3.512% due 01/01/2014		894	900

SLM Student Loan Trust
0.759% due 12/15/2033	EUR	67,528	83,347
4.400% due 07/25/2039		18,500	21,612
5.150% due 12/15/2039	GBP	9,710	14,338
5.450% due 03/15/2038		32,146	44,370

Stone Street Trust
5.902% due 12/15/2015		$5,670	6,094

Trafford Centre Finance Ltd.
0.704% due 07/28/2015	GBP	1,081	1,625

			609,617

INDUSTRIALS 2.2%

DISH DBS Corp.
6.625% due 10/01/2014		$10,566	11,041
7.000% due 10/01/2013		2,500	2,531
7.750% due 05/31/2015		6,000	6,525

Hampton Roads PPV LLC
6.621% due 06/15/2053		57,525	49,455

HCA, Inc.
5.750% due 03/15/2014		5,000	5,113
6.750% due 07/15/2013		3,000	3,003
7.250% due 09/15/2020		7,800	8,395
7.875% due 02/15/2020		3,000	3,238
8.500% due 04/15/2019		500	538

Southern Gas Networks PLC
0.794% due 10/21/2015	GBP	6,000	8,945

			98,784

UTILITIES 0.8%

Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		$3,000	2,932

Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	26,050	34,264

			37,196

Total Corporate Bonds & Notes (Cost $738,995)			745,597

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 3.6%

CALIFORNIA 0.7%

California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 11/15/2023	$1,000	$1,076

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	24,730	25,520

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2023	1,000	1,135
5.000% due 08/01/2024	1,000	1,125
5.000% due 08/01/2026	1,000	1,093
5.000% due 08/01/2027	1,000	1,084
5.000% due 08/01/2028	1,250	1,343

		32,376

GEORGIA 0.3%

Metropolitan Atlanta Rapid Transit Authority, Georgia Revenue Bonds, Series 2012
5.000% due 07/01/2030	12,940	14,374

LOUISIANA 0.1%

Louisiana Gasoline & Fuels Tax Revenue Bonds, Series 2012
5.000% due 05/01/2025	5,000	5,626

NEW YORK 0.9%

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2006
5.000% due 02/15/2047	3,555	3,581

New York City, New York General Obligation Bonds, Series 2008
5.000% due 08/01/2023	2,010	2,246

New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,805	3,224

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2012
5.000% due 07/15/2026	5,565	6,216

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 11/01/2024	5,000	5,773
5.000% due 02/01/2026	7,890	8,916

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 08/15/2028	8,545	9,371

		39,327

OHIO 0.1%

Columbus, Ohio General Obligation Bonds, Series 2012
3.000% due 08/15/2026	640	597
5.000% due 08/15/2026	1,420	1,630

		2,227

SOUTH DAKOTA 0.2%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	8,000	7,685

TENNESSEE 0.2%

Tennessee State School Bond Authority Revenue Bonds, (AGM Insured), Series 2007
5.000% due 05/01/2032	1,000	1,062

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	91

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Tennessee State School Bond Authority Revenue Bonds, Series 2012
5.000% due 05/01/2030	$7,885	$8,448

		9,510

TEXAS 0.4%

Fort Bend Grand Parkway Toll Road Authority, Texas Revenue Bonds, Series 2012
5.000% due 03/01/2023	1,575	1,831
5.000% due 03/01/2025	1,000	1,138
5.000% due 03/01/2026	1,000	1,128
5.000% due 03/01/2027	1,000	1,117

Fort Bend Grand Parkway Toll Road Authority, Texas Revenue Notes, Series 2012
5.000% due 03/01/2022	1,000	1,177

Houston, Texas General Obligation Bonds, Series 2012
5.000% due 03/01/2025	7,375	8,444

		14,835

VIRGINIA 0.4%

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2012
5.000% due 05/15/2023	500	573
5.000% due 05/15/2024	595	675
5.000% due 05/15/2025	500	561

Fairfax County, Virginia Industrial Development Authority Revenue Notes, Series 2012
5.000% due 05/15/2022	5,175	6,059

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2027	10,000	11,297

		19,165

WASHINGTON 0.3%

Washington State General Obligation Bonds, Series 2011
5.000% due 06/01/2030	5,000	5,485

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2024	6,215	7,097

		12,582

Total Municipal Bonds & Notes (Cost $166,393)		157,707

U.S. GOVERNMENT AGENCIES 37.0%

Fannie Mae
0.000% due 07/01/2031 - 02/25/2040 (b)	14,763	13,424
0.762% due 08/25/2022 (a)	20,912	947
0.875% due 10/26/2017 - 05/21/2018	53,100	51,583
2.000% due 07/25/2042	787	657
2.310% due 08/01/2022	100	96
2.359% due 09/01/2034	107	113
2.500% due 05/01/2028 - 08/25/2042	37,850	37,875
2.650% due 03/01/2022	13,040	12,838
2.680% due 02/01/2022	15,000	14,732
2.697% due 04/01/2036	54	58
2.780% due 07/01/2022	4,524	4,488
2.800% due 06/01/2022	4,919	4,868
2.820% due 06/01/2022 - 07/01/2022	10,194	10,091
2.840% due 07/01/2022	12,126	12,212
2.850% due 06/01/2022	3,620	3,652
2.920% due 07/01/2022	493	491
2.940% due 06/01/2022	34,905	34,864

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.950% due 05/01/2022	$3,615	$3,628
3.000% due 12/01/2021 - 04/25/2043	7,435	7,565
3.150% due 08/01/2027	1,185	1,125
3.260% due 06/01/2027	8,100	7,785
3.300% due 10/01/2021	12,848	13,199
3.380% due 11/01/2021	6,680	6,892
3.500% due 05/25/2042 - 05/25/2043	2,038	2,053
4.000% due 09/01/2023 - 08/01/2043	547,906	570,703
4.330% due 04/01/2021	195	215
4.457% due 09/25/2040 (a)	16,300	2,759
4.500% due 06/01/2031 - 08/01/2043	46,900	49,443
5.000% due 01/25/2040 - 07/01/2043	3,271	3,539
5.500% due 08/01/2035 - 07/01/2038	29,159	31,675
5.680% due 06/25/2037	263	283
6.000% due 05/25/2031 - 07/25/2037	2,911	3,216
6.227% due 04/25/2040 (a)	649	91
6.500% due 08/25/2036	265	319
6.730% due 05/25/2042	719	705
7.007% due 05/25/2036 (a)	7,944	1,267
7.500% due 03/25/2034	441	531
20.433% due 01/25/2036	2,885	4,099
22.321% due 07/25/2023	46	70

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)	2,841	2,256
0.750% due 01/12/2018	44,000	42,648
0.875% due 03/07/2018	61,300	59,386
1.250% due 10/02/2019	150,000	142,302
2.000% due 09/15/2042	3,545	2,978
2.365% due 11/01/2023	2	2
2.480% due 07/01/2036	86	91
2.581% due 10/01/2036	16	17
3.000% due 01/15/2043 - 02/15/2043	8	8
3.002% due 12/01/2031	238	256
3.500% due 04/15/2041 - 04/15/2043	185	195
4.000% due 09/15/2039 - 06/15/2042	18,922	19,444
4.500% due 06/15/2027 - 08/15/2042	17,748	18,729
5.000% due 05/15/2033 - 05/15/2042	15,354	16,849
5.000% due 08/15/2039 (a)	1,424	175
5.250% due 03/15/2032 - 04/15/2033	315	346
5.500% due 08/15/2033 - 07/15/2037	10,322	11,717
6.000% due 10/15/2031 - 08/01/2037	4,556	5,140
6.590% due 02/15/2042	3,842	3,517
6.721% due 06/15/2042	3,291	2,967
9.515% due 01/15/2041	9,363	9,603
18.616% due 10/15/2023	484	731
19.133% due 05/15/2033	297	398

Ginnie Mae
3.000% due 12/15/2042 - 07/01/2043	106,000	104,797
3.500% due 11/15/2040 - 07/01/2043	243,080	249,971
4.000% due 02/20/2041 - 04/20/2042	6,030	6,154
4.500% due 02/20/2038 - 12/20/2040	3,875	4,046

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.750% due 01/20/2035		$30	$30
5.000% due 10/20/2034 - 04/20/2041		4,660	5,231
5.500% due 02/17/2033 - 07/20/2037		366	417
5.908% due 12/20/2035 (a)		6,000	1,481

Total U.S. Government Agencies (Cost $1,668,399)			1,626,033

U.S. TREASURY OBLIGATIONS 28.1%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2023		2,418	2,343
2.000% due 01/15/2026		49,793	57,498
2.375% due 01/15/2025		262,871	313,124
2.375% due 01/15/2027		577	693
2.500% due 01/15/2029		54,155	66,733

U.S. Treasury Notes
0.125% due 04/30/2015		150,000	149,423
0.625% due 11/30/2017 (h)		3,806	3,709
0.750% due 12/31/2017		5,226	5,112
0.750% due 02/28/2018 (h)		85,800	83,672
0.750% due 03/31/2018 (h)		136,674	132,990
0.875% due 01/31/2018		19,700	19,343
1.000% due 05/31/2018 (g)		50,000	49,125
1.000% due 11/30/2019		44,000	41,903
1.125% due 12/31/2019		10,900	10,439
1.125% due 03/31/2020		104,600	99,607
1.125% due 04/30/2020		14,200	13,496
1.250% due 02/29/2020		11,400	10,969
1.375% due 05/31/2020		100	97
1.625% due 08/15/2022 (h)		10,225	9,588
1.750% due 05/15/2022		37,700	35,928
1.750% due 05/15/2023 (g)		130,000	121,682
2.000% due 02/15/2022		6,200	6,061
2.000% due 02/15/2023		1,200	1,154

Total U.S. Treasury Obligations (Cost $1,303,164)			1,234,689

MORTGAGE-BACKED SECURITIES 11.1%

ABN AMRO Mortgage Corp.
5.500% due 01/25/2034		544	554

Adjustable Rate Mortgage Trust
2.731% due 01/25/2035		624	615
2.833% due 07/25/2035		2,506	2,418

Aggregator of Loans Backed by Assets PLC
2.760% due 12/16/2042	GBP	9,429	14,784

American Home Mortgage Investment Trust
1.914% due 09/25/2045		$86	85
2.416% due 02/25/2045		1,697	1,694

ASG Resecuritization Trust
2.291% due 03/26/2037		113	115

Banc of America Alternative Loan Trust
5.500% due 12/25/2018		29	30
6.000% due 03/25/2034		44	46

Banc of America Funding Corp.
0.412% due 07/20/2036		50	45
0.442% due 05/20/2035		6,056	5,427
0.695% due 06/26/2035		1,000	932
2.639% due 05/25/2035		91	92
2.700% due 02/20/2036		459	454
3.200% due 12/20/2034		1,108	727
5.750% due 03/25/2036		6,425	6,370
5.750% due 07/20/2036		145	141

Banc of America Large Loan Trust
2.493% due 11/15/2015		22,343	22,413

92	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Banc of America Mortgage Trust
2.798% due 06/25/2035	$379	$380
2.958% due 02/25/2034	234	231
2.996% due 10/25/2034	1,789	1,743

Banc of America Re-REMIC Trust
5.698% due 06/24/2050	5,974	6,764

Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.891% due 07/10/2045	5,364	5,365
5.223% due 03/11/2041	6,000	6,061

BCAP LLC Trust
4.936% due 07/26/2037	1,554	1,434

Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036	945	912
2.481% due 04/25/2034	18	17
2.595% due 11/25/2034	118	116
2.857% due 01/25/2035	508	498
3.030% due 04/25/2034	165	161
3.115% due 10/25/2034	371	308

Bear Stearns Alt-A Trust
0.733% due 08/25/2035	916	811
0.833% due 04/25/2034	97	95
2.527% due 06/25/2034	514	511

Bear Stearns Commercial Mortgage Securities Trust
4.868% due 09/11/2042	3,000	3,027

Bella Vista Mortgage Trust
0.493% due 01/22/2045	706	656

Chase Mortgage Finance Trust
2.852% due 02/25/2037	603	564

Citigroup Mortgage Loan Trust, Inc.
0.433% due 11/25/2036	2,700	2,160
2.270% due 09/25/2035	432	425
2.290% due 09/25/2035	280	274
2.540% due 05/25/2035	73	71
2.703% due 08/25/2035	1,774	1,769
2.726% due 09/25/2034	251	247
2.823% due 03/25/2034	757	753

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.392% due 07/15/2044	2,448	2,478

Countrywide Alternative Loan Trust
1.648% due 01/25/2036	5,201	4,624
6.000% due 11/25/2034	148	149

Countrywide Home Loan Mortgage Pass-Through Trust
0.593% due 07/25/2018	522	508
0.593% due 08/25/2033	2,507	2,453
0.693% due 06/25/2018	2,265	2,230
0.733% due 02/25/2035	78	72
0.733% due 03/25/2035	443	407
3.009% due 12/25/2033	1,768	1,765
5.000% due 04/25/2035	16	16
5.150% due 07/25/2033	181	183

Credit Suisse First Boston Mortgage Securities Corp.
0.843% due 11/25/2031	67	54
2.341% due 06/25/2033	43	42
2.660% due 06/25/2034	399	394
2.877% due 11/25/2034	140	141
4.832% due 04/15/2037	2,000	2,103
4.855% due 01/15/2037	405	413
5.416% due 05/15/2036	350	356
5.500% due 12/25/2034	230	220

Credit Suisse Mortgage Capital Certificates
2.803% due 07/27/2036	190	192
2.872% due 04/26/2037	89	91
3.307% due 03/27/2036	161	160
4.248% due 10/27/2036	93	91
4.617% due 07/27/2037	98	100
5.509% due 04/15/2047	200	216

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 05/27/2036		$110	$109

Credit Suisse Mortgage Pass-Through Certificates
5.448% due 01/15/2049		484	485

Deutsche Mortgage Securities, Inc.
5.235% due 06/26/2035		2,000	2,046

DLJ Commercial Mortgage Pass-Through Certificates
6.100% due 06/10/2032		3,563	3,593

Epic Opera Arlington Ltd.
0.754% due 07/28/2016	GBP	4,450	6,697

First Horizon Alternative Mortgage Securities
2.313% due 09/25/2034		$349	344
2.334% due 06/25/2034		26	26
2.334% due 04/25/2035		2,553	2,468

First Horizon Mortgage Pass-Through Trust
2.678% due 12/25/2034		1,330	1,279
5.104% due 06/25/2035		761	735

GMAC Mortgage Corp. Loan Trust
3.528% due 08/19/2034		101	97

Granite Master Issuer PLC
0.332% due 12/20/2054		15	14

Great Hall Mortgages PLC
0.339% due 03/18/2039	EUR	591	699
0.403% due 06/18/2039		$6,247	5,555
0.640% due 03/18/2039	GBP	7,024	9,713
0.649% due 06/18/2039		41,292	56,881
0.659% due 06/18/2038		9,299	12,826

Greenwich Capital Commercial Funding Corp.
5.246% due 04/10/2037		$5,000	5,088
5.381% due 03/10/2039		2,942	3,031

GS Mortgage Securities Trust
1.260% due 03/06/2020		2,000	2,006
1.456% due 03/06/2020		3,000	3,009
2.006% due 03/06/2020		7,500	7,528
2.476% due 03/06/2020		3,000	3,014
4.761% due 07/10/2039		11,240	11,908

GSMPS Mortgage Loan Trust
0.543% due 03/25/2035		2,912	2,490

GSR Mortgage Loan Trust
0.493% due 04/25/2032		287	251
0.523% due 12/25/2034		89	85
0.533% due 12/25/2034		164	152
0.633% due 05/25/2035		31	29
1.880% due 05/25/2034		159	141
2.457% due 06/25/2034		1,288	1,195
2.655% due 09/25/2035		925	855
2.664% due 09/25/2035		514	508
2.816% due 05/25/2035		103	92
2.828% due 04/25/2035		50	49
2.943% due 09/25/2034		1,054	970
3.024% due 01/25/2035		426	417
3.133% due 12/25/2034		1,205	1,029
4.802% due 06/25/2034		21	21

Harborview Mortgage Loan Trust
2.396% due 06/19/2034		466	459
2.599% due 05/19/2033		198	197
3.025% due 01/19/2035		2,741	2,606

HomeBanc Mortgage Trust
0.523% due 10/25/2035		6,544	5,369

Homestar Mortgage Acceptance Corp.
0.833% due 03/25/2034		137	133

Impac CMB Trust
0.713% due 04/25/2035		394	378
0.833% due 10/25/2033		10	10

IndyMac Mortgage Loan Trust
0.503% due 10/25/2036		1,237	954
1.053% due 08/25/2034		112	95

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.466% due 08/25/2034		$139	$133
5.332% due 08/25/2036		636	615

JPMorgan Chase Commercial Mortgage Securities Corp.
5.472% due 01/12/2043		510	521

JPMorgan Chase Commercial Mortgage Securities Trust
5.988% due 06/15/2049		1,529	1,568

JPMorgan Mortgage Trust
2.591% due 12/25/2034		583	587
2.731% due 06/25/2035		79	72
2.823% due 08/25/2034		817	806
2.858% due 07/25/2035		164	165
3.007% due 07/25/2035		974	954
3.114% due 09/25/2035		611	601
5.500% due 04/25/2036		3,363	3,332

JPMorgan Resecuritization Trust
2.088% due 01/26/2037		90	91
2.835% due 08/27/2037		131	132
5.083% due 11/26/2035		1,376	1,271
5.367% due 01/27/2047		107	108
5.761% due 07/27/2037		98	98
6.000% due 02/27/2037		308	310

LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		13,788	14,024

Leek Finance Ltd.
0.789% due 12/21/2037	GBP	1,688	2,638

Mall Funding PLC
1.184% due 04/22/2017		2,785	4,030

MASTR Adjustable Rate Mortgages Trust
2.273% due 09/25/2033		$715	697
2.681% due 03/25/2035		8,565	8,249
5.076% due 11/25/2034		944	928

Mellon Residential Funding Corp.
0.673% due 06/15/2030		185	182

Merrill Lynch Mortgage Investors Trust
0.403% due 02/25/2036		800	695
0.443% due 11/25/2035		456	422
0.653% due 04/25/2029		163	159
0.653% due 03/25/2030		121	114
0.693% due 05/25/2029		512	491
0.753% due 01/25/2030		350	315
1.193% due 10/25/2035		791	782
1.925% due 03/25/2033		143	144
2.097% due 05/25/2029		83	83
2.249% due 04/25/2029		781	758
2.253% due 02/25/2036		1,469	1,372
2.257% due 04/25/2035		3,415	3,155
5.342% due 05/25/2036		11,419	11,010

Morgan Stanley Capital Trust
5.037% due 01/14/2042		5,558	5,633
5.439% due 02/12/2044		21,554	22,060
5.610% due 04/15/2049		363	369
5.763% due 04/12/2049		11,789	11,836
5.852% due 12/12/2049		5	5

Morgan Stanley Dean Witter Capital, Inc.
1.807% due 03/25/2033		816	761

Morgan Stanley Mortgage Loan Trust
0.463% due 09/25/2035		51	48
0.643% due 07/25/2034		258	250
5.541% due 01/25/2035		3,079	3,052

MortgageIT Trust
0.493% due 08/25/2035		447	410

RBSSP Resecuritization Trust
0.695% due 03/26/2036		613	600

Residential Accredit Loans, Inc. Trust
1.668% due 08/25/2035		3,513	2,922
2.510% due 04/25/2035		1,322	1,274

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	93

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Residential Asset Securitization Trust
0.743% due 08/25/2033		$121	$112

RMAC Securities PLC
0.656% due 06/12/2044	GBP	4,305	5,981

Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$400	440
5.331% due 02/16/2044		400	441
5.336% due 05/16/2047		400	436

Sequoia Mortgage Trust
0.462% due 01/20/2035		96	87
0.492% due 12/20/2034		570	531
0.512% due 11/20/2034		126	123
0.699% due 01/20/2035		5,306	4,920
0.737% due 02/20/2035		3,581	3,514
0.763% due 11/20/2034		2,244	2,077
0.913% due 11/22/2024		15	15
1.004% due 07/20/2034		3,132	2,988
1.087% due 02/20/2034		3,252	3,132
1.092% due 12/20/2032		3,268	3,174
1.137% due 08/20/2034		1,752	1,743
2.652% due 04/20/2035		407	402

Structured Adjustable Rate Mortgage Loan Trust
0.593% due 06/25/2035		263	257
2.561% due 07/25/2034		363	358
2.578% due 02/25/2034		62	61
2.593% due 04/25/2034		335	329
2.613% due 02/25/2035		2,069	1,834
2.624% due 03/25/2035		3,431	3,297
2.632% due 11/25/2034		7,366	7,279
2.633% due 03/25/2034		179	177

Structured Asset Mortgage Investments Trust
0.442% due 07/19/2035		1,175	1,150
0.852% due 10/19/2034		1,377	1,360
0.892% due 02/19/2035		214	207
1.032% due 02/19/2033		954	914
2.417% due 12/19/2034		2,762	2,713

Structured Asset Securities Corp.
2.352% due 01/25/2032		13	11
2.473% due 06/25/2033		68	67
2.539% due 04/25/2033		51	50
2.579% due 01/25/2034		178	172
2.854% due 11/25/2032		1,243	1,193
5.500% due 05/25/2035		3,131	3,225

Thornburg Mortgage Securities Trust
0.733% due 03/25/2044		177	170
5.750% due 06/25/2047		7,757	7,790
6.006% due 10/25/2046		12,688	12,360
6.060% due 07/25/2036		578	563

Wachovia Bank Commercial Mortgage Trust
0.273% due 06/15/2020		5,590	5,545
0.368% due 06/15/2049		378	354
5.421% due 04/15/2047		3,686	3,695
5.495% due 11/15/2035		812	822
5.932% due 06/15/2049		1,217	1,211

WaMu Mortgage Pass-Through Certificates
0.463% due 07/25/2045		97	90
0.483% due 12/25/2045		81	73
0.503% due 01/25/2045		78	72
0.513% due 07/25/2045		116	108
0.523% due 01/25/2045		5,352	4,855
0.553% due 01/25/2045		776	673
0.578% due 10/25/2044		1,540	1,404
0.608% due 06/25/2044		297	250
1.174% due 02/25/2046		131	118
1.432% due 11/25/2041		765	716
1.568% due 04/25/2044		72	69
1.958% due 11/25/2041		1,890	1,756
2.220% due 02/27/2034		147	149

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.436% due 01/25/2035		$4,055	$4,083
2.440% due 10/25/2034		121	120
2.458% due 06/25/2034		274	274
2.481% due 12/25/2035		282	266
2.497% due 03/25/2035		365	360

Wells Fargo Mortgage-Backed Securities Trust
2.493% due 09/25/2033		248	249
2.617% due 01/25/2035		695	685
2.625% due 01/25/2035		23	22
2.636% due 06/25/2035		657	650
2.666% due 06/25/2035		67	68
2.682% due 03/25/2035		1,207	1,216
4.723% due 01/25/2034		106	104
4.741% due 12/25/2033		47	48
5.592% due 04/25/2036		141	135
5.750% due 01/25/2036		513	531

Total Mortgage-Backed Securities (Cost $469,686)			486,645

ASSET-BACKED SECURITIES 5.8%

ACA CLO Ltd.
0.526% due 07/25/2018		11,156	11,097

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.893% due 11/25/2034		11,953	10,972

Aquilae CLO PLC
0.581% due 01/17/2023	EUR	473	605

Asset-Backed Securities Corp. Home Equity Loan Trust
0.468% due 09/25/2034		$25	25
0.823% due 09/25/2034		4,245	3,786

Avoca CLO PLC
0.587% due 02/18/2022	EUR	1,732	2,231

Bear Stearns Asset-Backed Securities Trust
0.643% due 11/25/2039		$73	71
0.643% due 12/25/2042		57	56
0.683% due 07/25/2035		6,617	6,467
1.393% due 03/25/2043		112	100
2.293% due 03/25/2035		5,000	4,288

Berica ABS SRL
0.522% due 12/30/2055	EUR	3,718	4,628

Chase Funding Trust
0.933% due 10/25/2032		$53	49
4.396% due 02/25/2030		50	50

Citibank Omni Master Trust
2.943% due 08/15/2018		450	462

Clavos Euro CDO Ltd.
0.790% due 04/18/2023	EUR	6,829	8,781

Countrywide Asset-Backed Certificates
0.323% due 06/25/2037		$3,155	3,120
0.373% due 09/25/2036		2,693	2,681
0.473% due 11/25/2035		70	70
0.543% due 05/25/2046		2,984	2,747
0.583% due 11/25/2034		37	36
0.893% due 12/25/2033		74	69
1.043% due 04/25/2035		2,260	2,058

Credit Suisse First Boston Mortgage Securities Corp.
0.943% due 10/25/2032		48	39

EFS Volunteer LLC
1.073% due 07/26/2027		1,051	1,052

Ellington Loan Acquisition Trust
1.093% due 05/28/2037		12,000	11,544

Equity One ABS, Inc.
4.860% due 07/25/2033		187	186

First Franklin Mortgage Loan Trust
0.493% due 01/25/2036		5,000	4,349
0.553% due 10/25/2035		25,000	21,059

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.673% due 03/25/2035		$750	$705
1.018% due 05/25/2034		7,574	6,794

Harbourmaster CLO BV
0.469% due 06/15/2020	EUR	742	954

Harvest CLO S.A.
0.825% due 03/29/2017		1,280	1,665

Hyde Park CDO BV
0.569% due 06/14/2022		8,889	11,310

JPMorgan Mortgage Acquisition Trust
0.383% due 05/25/2035		$2,278	2,165
0.483% due 05/25/2035		3,397	2,780

Lehman XS Trust
0.463% due 12/25/2035		3,938	3,407
0.473% due 08/25/2035		308	287
1.162% due 11/25/2035		210	180

Leopard CLO BV
0.710% due 04/07/2019	EUR	541	705

Long Beach Mortgage Loan Trust
1.093% due 06/25/2035		$7,263	5,851

Magi Funding PLC
0.578% due 04/11/2021	EUR	172	220

MASTR Asset-Backed Securities Trust
0.613% due 03/25/2035		$3,183	3,007

Mid-State Trust
5.745% due 01/15/2040		681	761
5.787% due 10/15/2040		109	116
6.005% due 08/15/2037		61	69
6.340% due 10/15/2036		8,931	9,437
7.340% due 07/01/2035		25	27

Morgan Stanley ABS Capital, Inc.
0.703% due 07/25/2035		7,400	6,465
1.048% due 03/25/2034		1,229	1,115

New Century Home Equity Loan Trust
0.683% due 07/25/2035		4,100	3,691

North Carolina State Education Assistance Authority
0.726% due 10/26/2020		90	90

Option One Mortgage Loan Trust
0.793% due 04/25/2033		74	68
1.033% due 02/25/2033		45	41

Origen Manufactured Housing Contract Trust
6.480% due 01/15/2037		69	75

Park Place Securities, Inc.
0.613% due 05/25/2035		3,092	2,894

Residential Asset Mortgage Products Trust
0.583% due 02/25/2036		3,786	3,365
0.633% due 09/25/2035		2,726	2,511

Residential Asset Securities Corp. Trust
0.623% due 10/25/2035		2,000	1,814
0.973% due 11/25/2034		83	77

Securitized Asset-Backed Receivables LLC
0.483% due 12/25/2035		8,761	7,131

SLM Student Loan Trust
0.307% due 01/25/2041	EUR	10,000	10,761
0.387% due 01/25/2024		3,500	4,465
0.479% due 09/15/2021		531	690
0.550% due 01/25/2040		16,800	18,147
0.759% due 12/15/2027		20,089	25,170
3.500% due 08/17/2043		$199	188

Soundview Home Loan Trust
0.988% due 04/25/2035		2,562	2,331

Structured Asset Securities Corp. Mortgage Loan Trust
0.593% due 05/25/2034		40	39

Tara Hill BV
0.903% due 01/24/2019	EUR	875	1,140

94	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Trimaran CLO Ltd.
0.524% due 11/01/2018		$6,488	$6,437

Vanderbilt Mortgage Finance
9.000% due 10/07/2030		294	305

Wood Street CLO BV
0.544% due 11/22/2021	EUR	2,025	2,585

Total Asset-Backed Securities (Cost $240,829)			254,713

SOVEREIGN ISSUES 3.6%

Autonomous Community of Catalonia
1.500% due 09/16/2014	JPY	300,000	2,861
2.125% due 10/01/2014	CHF	1,700	1,768
4.300% due 11/15/2016	EUR	900	1,166

Autonomous Community of Madrid Spain
4.200% due 09/24/2014		6,000	8,000
4.305% due 03/06/2014		8,600	11,376

Autonomous Community of Valencia Spain
4.750% due 03/20/2014		1,514	2,005

Junta de Castilla y Leon
6.505% due 03/01/2019		5,000	6,966

Mexico Government International Bond
3.500% due 12/14/2017 (d)	MXN	287,202	23,953
4.050% due 03/19/2015		150,000	11,584
5.000% due 06/16/2016 (d)		229,761	19,712
5.000% due 06/15/2017		250,000	19,369

New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	29,000	22,406

Province of Ontario
2.450% due 06/29/2022		$25,900	24,431
3.150% due 06/02/2022	CAD	300	284
4.000% due 06/02/2021		1,900	1,930

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Province of Quebec
3.500% due 07/29/2020	$1,200	$1,264

Total Sovereign Issues (Cost $166,153)		159,075

	SHARES
PREFERRED SECURITES 0.1%

BANKING & FINANCE 0.1%

Ally Financial, Inc.
7.000% due 07/29/2013 (e)	6,000	5,703

Total Preferred Securities (Cost $5,741)		5,703

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 12.0%

CERTIFICATES OF DEPOSIT 0.2%

Dexia Credit Local S.A.
1.700% due 09/06/2013	$1,100	1,102

Itau Unibanco Holding S.A.
0.000% due 10/31/2013	10,000	9,951

		11,053

COMMERCIAL PAPER 2.5%

Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013	20,000	19,932

Entergy Corp.
0.800% due 07/12/2013	30,000	29,993

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ford Motor Credit Co. LLC
1.021% due 11/05/2013		$18,500	$18,437
1.021% due 11/22/2013		25,000	24,903
1.022% due 11/25/2013		7,500	7,470

Santander S.A.
3.100% due 10/01/2013		8,100	8,083

			108,818

REPURCHASE AGREEMENTS (f) 2.4%
			104,836

MEXICO TREASURY BILLS 6.4%
3.830% due 07/18/2013 - 09/19/2013 (c)	MXN	3,686,700	282,394

U.S. TREASURY BILLS 0.5%
0.029% due 08/08/2013 - 05/01/2014 (c)(g)(h)		$20,484	20,483

Total Short-Term Instruments (Cost $539,612)			527,584

Total Investments 119.0% (Cost $5,335,417)			$5,234,185

Other Assets and Liabilities (Net) (19.0%)			(835,593)

Net Assets 100.0%			$4,398,592

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
BPS	0.200%	06/28/2013	07/01/2013	$10,200	Fannie Mae 3.500% due 05/01/2043	$(10,573)	$10,200	$10,200
BRC	0.170%	06/28/2013	07/01/2013	94,000	U.S. Treasury Notes 1.875% due 06/30/2015	(95,074)	94,000	94,001
SSB	0.010%	06/28/2013	07/01/2013	636	Fannie Mae 2.200% due 10/17/2022	(652)	636	636
						$(106,299)	$104,836	$104,837

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount (2)	Payable for Reverse Repurchase Agreements
BRC	(5.000%)	04/10/2013	04/09/2015	EUR 2,834	$(3,574)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	95

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount (2)	Payable for Sale- Buyback Transactions
BCY	0.000%	06/28/2013	07/01/2013	$94,084	$(94,084)
	0.080%	06/27/2013	07/12/2013	1,671	(1,672)
					$(95,756)

(2)	The average amount of borrowings while outstanding during the period ended June 30, 2013 was $64,045 at a weighted average interest rate of (0.214%).

Short Sales:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	07/01/2043	$1,000	$1,030	$(1,015)
Ginnie Mae	3.000%	07/01/2043	106,000	107,620	(104,758)
				$108,650	$(105,773)

(g)	Securities with an aggregate market value of $112,089 have been pledged as collateral under the terms of the Global Master Repurchase Agreements or Master Securities Forward Transaction Agreements as of June 30, 2013.

OTC	FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts:

Settlement Month	Currency to be Delivered			Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2013	EUR	6	$	8	HUS	$0	$0	$0
07/2013		272,475		351,957	MSC	0	(2,710)	(2,710)
07/2013		420		556	RYL	10	0	10
07/2013	GBP	174,377		263,525	UAG	0	(1,694)	(1,694)
07/2013	IDR	131,895,000		12,812	JPM	0	(215)	(215)
07/2013		488,976,800		47,612	UAG	0	(1,181)	(1,181)
07/2013	JPY	1,867,700		19,068	BPS	236	0	236
07/2013		616,200		6,296	MSC	83	0	83
07/2013		8,229,399		83,149	RYL	170	0	170
07/2013	MXN	661,813		53,705	JPM	2,726	0	2,726
07/2013	MYR	13,934		4,494	DUB	97	0	97
07/2013		55,674		18,000	HUS	433	0	433
07/2013		96,539		31,207	JPM	786	0	786
07/2013		26,735		8,628	UAG	192	0	192
07/2013	NZD	31,320		25,624	UAG	1,367	0	1,367
07/2013	PHP	819,203		19,783	BOA	791	0	791
07/2013		572,263		13,803	FBF	520	0	520
07/2013		1,242,300		30,000	JPM	1,199	0	1,199
07/2013	$	67,747	EUR	50,915	BRC	0	(1,473)	(1,473)
07/2013		232,499		177,999	CBK	99	(906)	(807)
07/2013		45,221		34,905	DUB	439	(226)	213
07/2013		6,509		4,883	FBF	0	(153)	(153)
07/2013		5,540		4,199	MSC	0	(74)	(74)
07/2013		5,086	GBP	3,239	BRC	0	(160)	(160)
07/2013		22,390		14,580	CBK	24	(239)	(215)
07/2013		240,273		155,597	GLM	0	(3,618)	(3,618)
07/2013		1,505		961	JPM	0	(43)	(43)
07/2013		40,300	IDR	393,368,000	CBK	0	(1,047)	(1,047)
07/2013		9,800		95,608,800	HUS	0	(260)	(260)
07/2013		13,500		131,895,000	MSC	0	(474)	(474)
07/2013		60,526	JPY	5,975,900	CBK	0	(269)	(269)
07/2013		33,983		3,204,000	FBF	0	(1,676)	(1,676)
07/2013		20,000	MYR	60,760	BRC	0	(828)	(828)

96	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

Foreign Currency Contracts: (Cont.)

Settlement Month	Currency to be Delivered			Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2013	$	20,300	MYR	61,692	FBF	$0	$(834)	$(834)
07/2013		9,800		29,866	JPM	0	(376)	(376)
07/2013		13,300		40,565	MSC	0	(542)	(542)
07/2013		40,300	PHP	1,657,939	CBK	0	(1,863)	(1,863)
07/2013		9,800		403,564	JPM	0	(444)	(444)
07/2013		13,900		572,263	MSC	0	(617)	(617)
08/2013	BRL	54,375	$	25,000	BRC	802	0	802
08/2013	EUR	154,803		202,429	CBK	905	0	905
08/2013	GBP	155,597		240,224	GLM	3,619	0	3,619
08/2013	IDR	8,928,400		901	DUB	25	0	25
08/2013	MXN	6,230		502	DUB	22	0	22
08/2013		6,221		500	MSC	22	0	22
08/2013	$	8,000	BRL	17,360	HUS	0	(274)	(274)
08/2013		18,157		36,891	UAG	0	(1,739)	(1,739)
08/2013		200	IDR	1,984,400	FBF	0	(5)	(5)
08/2013		700		6,944,000	JPM	0	(18)	(18)
09/2013	CAD	2,235	$	2,191	BRC	70	0	70
09/2013	EUR	9,400		11,866	UAG	0	(373)	(373)
09/2013	MXN	247,117		19,625	BPS	686	0	686
09/2013		1,592,591		122,816	CBK	752	0	752
09/2013		24,550		1,972	DUB	88	0	88
09/2013		371,480		28,930	FBF	443	0	443
09/2013		742,399		57,743	GLM	847	0	847
09/2013		811,151		64,611	HUS	2,444	0	2,444
09/2013		1,091,497		88,701	JPM	5,050	0	5,050
09/2013		323,350		25,000	MSC	217	0	217
09/2013	SGD	38,018		30,000	HUS	1	0	1
09/2013		36,332		28,674	UAG	6	0	6
09/2013	$	63,506	MXN	791,068	JPM	0	(2,875)	(2,875)
09/2013		59,686	SGD	74,349	BRC	0	(1,019)	(1,019)
12/2013	EUR	8,500	$	10,729	BOA	0	(344)	(344)
04/2014		41,097		54,104	BRC	532	0	532
						$25,703	$(28,569)	$(2,866)

Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2013:

(h)	Securities with an aggregate market value of $13,305 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2013.

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$447	$(520)	$(73)
BPS	922	(1,030)	(108)
BRC	(2,076)	2,911	835
CBK	(2,544)	1,914	(630)
DUB	445	(600)	(155)
FBF	(1,705)	1,333	(372)
GLM	848	(1,240)	(392)
HUS	2,344	(2,550)	(206)
JPM	5,790	(6,452)	(662)
MSC	(4,095)	3,771	(324)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	97

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
RYL	$180	$549	$729
UAG	(3,422)	3,680	258

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty(ies) in the event of default and are not disclosed as assets or liabilities in the Statements of Assets and Liabilities. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$25,703	$0	$25,703

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$28,569	$0	$28,569

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives:
Net realized (loss) on foreign currency transactions	$0	$0	$0	$(1,152)	$0	$(1,152)

Net Change in Unrealized Appreciation on Derivatives:
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$1,258	$0	$1,258

(1)	See note 7 in the Notes to Financial Statements for additional information.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Bank Loan Obligations	$0	$36,439	$0	$36,439
Corporate Bonds & Notes
Banking & Finance	0	582,409	27,208	609,617
Industrials	0	49,329	49,455	98,784
Utilities	0	37,196	0	37,196
Municipal Bonds & Notes
California	0	32,376	0	32,376
Georgia	0	14,374	0	14,374
Louisiana	0	5,626	0	5,626
New York	0	39,327	0	39,327
Ohio	0	2,227	0	2,227
South Dakota	0	7,685	0	7,685
Tennessee	0	9,510	0	9,510
Texas	0	14,835	0	14,835
Virginia	0	19,165	0	19,165
Washington	0	12,582	0	12,582

98	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
U.S. Government Agencies	$0	$1,626,033	$0	$1,626,033
U.S. Treasury Obligations	0	1,234,689	0	1,234,689
Mortgage-Backed Securities	0	486,645	0	486,645
Asset-Backed Securities	0	254,713	0	254,713
Sovereign Issues	0	159,075	0	159,075
Preferred Securities
Banking & Finance	0	5,703	0	5,703
Short-Term Instruments
Certificates of Deposit	0	11,053	0	11,053
Commercial Paper	0	108,818	0	108,818
Repurchase Agreements	0	104,836	0	104,836
Mexico Treasury Bills	0	282,394	0	282,394
U.S. Treasury Bills	0	20,483	0	20,483
	$0	$5,157,522	$76,663	$5,234,185

Short Sales, at value
U.S. Government Agencies	$0	$(105,773)	$0	$(105,773)

Financial Derivative Instruments - Assets
Foreign Exchange Contracts	$0	$25,703	$0	$25,703

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	$0	$(28,569)	$0	$(28,569)
Totals	$0	$5,048,883	$76,663	$5,125,546

There were no transfers between Level 1 and 2 during the period ended June 30, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2013:

Category and Subcategory	Beginning Balance at 06/30/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2013 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$27,605	$0	$(99)	$0	$(298)	$0	$0	$27,208	$(298)
Industrials	0	54,247	(141)	12	8	(4,671)	0	0	49,455	(4,671)
U.S. Government Agencies	12,310	(12,381)	0	0	0	71	0	0	0	0
Short-Term Instruments
Mexico Treasury Bills	44,748	0	(46,900)	486	2,938	(1,272)	0	0	0	0
Totals	$57,058	$69,471	$(47,041)	$399	$2,946	$(6,170)	$0	$0	$76,663	$(4,969)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$27,208	Benchmark Pricing	Base Price	119.00
Industrials	49,455	Benchmark Pricing	Base Price	86.00

Total	$76,663

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2013	99

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to twenty funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for a Fund’s shares may be different from the Fund’s NAV. The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors who have entered into agreements with the Funds’ Distributor may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Foreign Currency Translation The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. A Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(c) Dividends and Distributions to Shareholders Dividends from net investment income, if any, of each Fund, except the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Exchange-Traded Fund, are declared and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Exchange-Traded Fund are declared and distributed to shareholders quarterly. Net realized capital gains

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earned by each Fund, if any, will be distributed no less frequently than once each year. Dividends and distributions cannot be automatically reinvested in additional shares of a Fund.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include tax events such as wash sales losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and redeem-in-kind transactions. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Equalization Each Fund follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares.

(e) Statement of Cash Flows U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 measurements in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective July 1, 2012, the Funds began accounting for the sale and simultaneous agreement to repurchase certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Funds may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedules of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements. For PIMCO Foreign Currency Strategy Exchange-Traded Fund, which launched on February 11, 2013, management has determined that the current presentation is in accordance with the ASU.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE Arca is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each business day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on

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quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment manager (the “Manager”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of a Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

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For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the

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underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2013, the Funds had no unfunded loan commitments outstanding.

(b) Mortgage-Related and Other Asset-Backed Securities Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

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created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

(c) Payment In-Kind Securities Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

(d) U.S. Government Agencies or Government-Sponsored Enterprises Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and

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Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending The Funds listed below may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent. The securities out on loan are required to be secured by cash collateral at least equal to 102% of the domestic and 105% of the foreign loans market value. The Fund will then invest the cash collateral received in the PIMCO Government Money Market Fund and PIMCO Money Market Fund (see table below for designations), and records a liability for the return of the collateral, during the period the securities are on loan. Each fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested. The cash collateral invested by the lending agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income (if applicable).

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Australia Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Canada Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Germany Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Enhanced Short Maturity Exchange-Traded Fund	PIMCO Money Market Fund

(e) Short Sales Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations,

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each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional

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amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks A Fund’s investments in fixed income securities expose the Fund to various risks such as but not limited to, market trading, interest rate, foreign currency, equity, management and tracking error and indexing risks.

Market trading risk is the risk that an active secondary trading market for a Fund’s shares does not develop or continue, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s NAV.

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Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that an Index Fund’s portfolio may not correlate to the Fund’s Index.

Indexing risk is the risk that a Fund is negatively affected by general declines in the market segments or asset classes represented by the Fund’s Index.

Credit and Counterparty Risks A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements The Funds are subject to various Master Agreements, or netting arrangements, with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a

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segregated account and as such is reflected as a liability in Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral are not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency and is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the funds. Variation margin, or daily changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged and net exposure by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Management Fee PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at the annual rate based on average daily net assets (the “Management Fee”). The Management Fee for each Fund is charged at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%
PIMCO Australia Bond Index Exchange-Traded Fund	0.45%
PIMCO Canada Bond Index Exchange-Traded Fund	0.45%
PIMCO Germany Bond Index Exchange-Traded Fund	0.45%
PIMCO Build America Bond Exchange-Traded Fund	0.45%
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0.35%
PIMCO Foreign Currency Strategy Exchange-Traded Fund	0.65%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0.60%
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	0.35%
PIMCO Short Term Municipal Bond Exchange-Traded Fund	0.35%
PIMCO Total Return Exchange-Traded Fund	0.55%

(b) Distribution and Servicing Fees PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2013, each Fund was permitted to reimburse the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis,

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to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The 12b-1 Plan fee may cost an investor more than other types of sales charges.

(c) Fund Expenses The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expense, including costs of litigation and indemnification expenses; and (viii) organization expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

Prior to January 1, 2013, each unaffiliated Trustee received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each unaffiliated Trustee receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, until October 31, 2013, to waive a portion of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund’s Management Fee equal to 0.06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation

Agreement, exceed the expense limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, until October 31, 2013, to waive its Management Fee, or reimburse a Fund, to the extent that organizational expenses and pro rata Trustees’ fees, if any, exceed 0.0049% of that Fund’s average net assets. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit. The recoverable amounts to PIMCO at June 30, 2013, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$232
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	3
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	2
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	12
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	13
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	10
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	5
PIMCO Australia Bond Index Exchange-Traded Fund	37
PIMCO Canada Bond Index Exchange-Traded Fund	40
PIMCO Germany Bond Index Exchange-Traded Fund	29
PIMCO Foreign Currency Strategy Exchange-Traded Fund	53
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	72
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	8
PIMCO Short Term Municipal Bond Exchange-Traded Fund	5
PIMCO Total Return Exchange-Traded Fund	103

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2013, the Funds

ANNUAL REPORT	JUNE 30, 2013	111

Notes to Financial Statements (Cont.)

below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	$0	$83,581
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	40,789	2,708
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	3,650	33,922

Fund Name	Purchases	Sales
PIMCO Build America Bond Exchange-Traded Fund	$2,097	$8,386
PIMCO Enhanced Short Maturity Exchange-Traded Fund	486,723	1,013,191
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	15,656	4,094
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	3,833	15,166
PIMCO Short Term Municipal Bond Exchange-Traded Fund	3,279	0
PIMCO Total Return Exchange-Traded Fund	288,641	1,473,039

Each Fund may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Portfolio and PIMCO Money Market Portfolio under the Securities Lending Agreement. PIMCO Government Money Market Portfolio and PIMCO Money Market Portfolio are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in these affiliated Funds for the period ended June 30, 2013, (amounts in thousands):

Investments in PIMCO Money Market Fund

Fund Name	Market Value 06/30/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2013	Dividend Income
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$0	$141,237	$(90,022)	$0	$0	$51,215	$2
PIMCO Enhanced Short Maturity Strategy Exchange-Traded Fund	0	9,246	(9,246)	0	0	0	0

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2013	Dividend Income
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	$0	$11,236	$(11,236)	$0	$0	$0	$0
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	0	6,383	(6,383)	0	0	0	0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, including, without limitation, to reflect changes in the component securities of the Index, such as reconstitutions, additions or deletions of component securities. To the extent that Creation Unit purchases from and redemptions by a Fund are effected in cash, frequent purchases and redemptions may increase the rate of portfolio turnover. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$18,788	$14,811	$0	$6,277
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	2,481	921	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	5,526	5,421	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	7,223	16,345	0	0
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	7,053	6,412	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	117,323	115,061	0	0

112	PIMCO ETF TRUST

June 30, 2013

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$40,530	$38,430	$0	$0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	14,354	12,426	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	60,884	0	608,029	283,025
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	100	0	68,847	181,585
PIMCO Australia Bond Index Exchange-Traded Fund	0	0	36,670	19,054
PIMCO Canada Bond Index Exchange-Traded Fund	0	0	17,997	1,877
PIMCO Germany Bond Index Exchange-Traded Fund	0	0	977	954
PIMCO Build America Bond Exchange-Traded Fund	100	0	39,986	42,718
PIMCO Enhanced Short Maturity Exchange-Traded Fund	1,777,520	1,022,332	2,516,761	1,005,269
PIMCO Foreign Currency Strategy Exchange-Traded Fund	3,108	1,602	2,937	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	128,318	96,979	185,375	116,225
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	2,502	2,502	91,894	64,432
PIMCO Short Term Municipal Bond Exchange-Traded Fund	2,603	0	30,337	21,222
PIMCO Total Return Exchange-Traded Fund	17,872,128	15,487,932	2,212,377	1,225,610

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

	Standard Creation/ Redemption Transaction Fee*	Maximum Additional Variable Charge for Cash Creations**	Maximum Additional Variable Charge for Cash Redemptions**
All Funds (except PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund and PIMCO Germany Bond Index Exchange-Traded Fund)	$500	3.00%	2.00%
PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund and PIMCO Germany Bond Index Exchange-Traded Fund	$1,000	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the cash amount invested or received.

13. INVESTMENT TRANSACTIONS

For the period ended June 30, 2013, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands):

Fund Name	Contributions	Redemptions
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$77,987	$79,133
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	5,103	5,575
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	36,441	11,398
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	85,948	146,486
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	41,824	47,533
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	501,704	435,352
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	353,585	608,728
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	33,920	67,035
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,452,316	25,737

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders.

ANNUAL REPORT	JUNE 30, 2013	113

Notes to Financial Statements (Cont.)

June 30, 2013

Accordingly, no provision for Federal income taxes has been made. In accordance with provisions set forth under U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral(4)	Qualified Late-Year Loss Deferral(5)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$10	$43	$(107)	$(70)	$0	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	10	23	76	(61)	0	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0	5	0	(576)	(55)	0	(88)	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	668	0	(10,912)	(742)	(2,021)	(1,732)	0
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	0	8	0	(332)	(55)	0	(243)	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	(14,430)	(39)	0	(308)	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	572	0	(19,629)	(143)	(2,602)	(784)	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	225	0	(3,168)	(40)	(8)	(220)	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	13,478	1,839	(22,675)	(7,738)	0	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	2,928	3,072	532	(487)	0	0	0
PIMCO Australia Bond Index Exchange-Traded Fund	0	0	0	(4,527)	(29)	0	0	0
PIMCO Canada Bond Index Exchange-Traded Fund	0	79	0	(2,470)	(81)	0	(3)	0
PIMCO Germany Bond Index Exchange-Traded Fund	0	0	4	4	(22)	0	0	0
PIMCO Build America Bond Exchange-Traded Fund	0	66	868	(791)	(189)	0	0	0
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0	4,982	643	316	(2,214)	0	0	0
PIMCO Foreign Currency Strategy Exchange-Traded Fund	0	0	0	(615)	(50)	(790)	0	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	405	25	(12,033)	(382)	0	0	0
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	440	0	0	(123)	(440)	0	(588)	0
PIMCO Short Term Municipal Bond Exchange-Traded Fund	12	0	0	(192)	(87)	0	(1)	0
PIMCO Total Return Exchange-Traded Fund	0	57,139	0	(109,971)	(10,313)	0	0	0

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through June 30, 2013 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2012 through June 30, 2013 and Ordinary losses realized during the period January 1, 2013 through June 30, 2013, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

114	PIMCO ETF TRUST

June 30, 2013

As of June 30, 2013, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration Year of Accumulated Capital Losses (amounts in thousands)
	2014	2015	2016	2017	2018	2019	2020
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0	$0	$0	$0	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	0	0	0	0	363	0
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Australia Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Canada Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Germany Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Build America Bond Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Foreign Currency Strategy Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Short Term Municipal Bond Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Total Return Exchange-Traded Fund	0	0	0	0	0	0	0

Under the recently enacted Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new losses for an unlimited period. Additionally, such capital losses that are carried over retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of June 30, 2013, the Funds had the following post-effective capital losses (amounts in thousands) with no expiration:

	Short-Term	Long-Term
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,620	37
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	2,602	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	8	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0
PIMCO Australia Bond Index Exchange-Traded Fund	0	0
PIMCO Canada Bond Index Exchange-Traded Fund	0	0
PIMCO Germany Bond Index Exchange-Traded Fund	0	0
PIMCO Build America Bond Exchange-Traded Fund	0	0
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0	0
PIMCO Foreign Currency Strategy Exchange-Traded Fund	316	474
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	0
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	0	0
PIMCO Short Term Municipal Bond Exchange-Traded Fund	0	0
PIMCO Total Return Exchange-Traded Fund	0	0

ANNUAL REPORT	JUNE 30, 2013	115

Notes to Financial Statements (Cont.)

June 30, 2013

As of June 30, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(6)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$129,034	$83	$(190)	$(107)
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	20,920	320	(244)	76
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	11,755	2	(577)	(575)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	93,110	53	(10,964)	(10,911)
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	13,668	9	(341)	(332)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,050,587	1,064	(15,495)	(14,431)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	124,010	0	(19,628)	(19,628)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	75,000	7	(3,175)	(3,168)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	2,341,007	10,755	(30,601)	(19,846)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	139,006	3,442	(2,910)	532
PIMCO Australia Bond Index Exchange-Traded Fund	41,993	0	(4,465)	(4,465)
PIMCO Canada Bond Index Exchange-Traded Fund	33,677	0	(2,459)	(2,459)
PIMCO Germany Bond Index Exchange-Traded Fund	2,880	35	(31)	4
PIMCO Build America Bond Exchange-Traded Fund	31,556	795	(1,586)	(791)
PIMCO Enhanced Short Maturity Exchange-Traded Fund	3,779,517	6,653	(6,336)	317
PIMCO Foreign Currency Strategy Exchange-Traded Fund	26,364	1	(542)	(541)
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	129,459	215	(12,255)	(12,040)
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	178,734	4,035	(4,158)	(123)
PIMCO Short Term Municipal Bond Exchange-Traded Fund	57,850	128	(321)	(193)
PIMCO Total Return Exchange-Traded Fund	5,341,317	58,947	(166,079)	(107,132)

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and straddle loss deferral on foreign currency contracts for federal income tax purposes.

For the fiscal years ended June 30, 2013 and June 30, 2012, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	June 30, 2013				June 30, 2012
	Tax-Exempt Income Distributions	Ordinary Income Distributions(7)	Long-Term Capital Gain Distributions	Return of Capital(8)	Tax-Exempt Income Distributions	Ordinary Income Distributions(7)	Long-Term Capital Gain Distributions	Return of Capital(8)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$400	$345	$0	$0	$874	$124	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	308	148	0	0	372	61	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0	346	132	0	0	433	40	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	3,075	0	0	0	2,723	0	0
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	0	737	0	0	0	354	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	1,381	552	0	0	15,747	388	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	819	0	0	0	8,084	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	681	10	0	0	1,951	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	50,883	0	0	0	9,093	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	8,400	307	0	0	5,061	0	0
PIMCO Australia Bond Index Exchange-Traded Fund	0	1,268	34	16	0	524	0	0
PIMCO Canada Bond Index Exchange-Traded Fund	0	669	0	0	0	153	0	0
PIMCO Germany Bond Index Exchange-Traded Fund	0	22	3	0	0	22	0	62
PIMCO Build America Bond Exchange-Traded Fund	0	2,272	563	0	0	1,957	0	0
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0	21,767	0	0	0	17,295	0	0
PIMCO Foreign Currency Strategy Exchange-Traded Fund	0	0	0	0	NA	NA	NA	NA
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	1,002	0	0	0	0	0	0
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	4,404	175	93	0	2,633	94	38	0
PIMCO Short Term Municipal Bond Exchange-Traded Fund	498	0	5	0	340	12	12	0
PIMCO Total Return Exchange-Traded Fund	0	114,863	0	0	0	7,240	0	0

(7)	Includes short-term capital gains, if any, distributed.
(8)

Portion of distributions made that represents a tax return of capital. Return of capital distribution have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

116	PIMCO ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO Broad U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund, PIMCO Germany Bond Index Exchange-Traded Fund, PIMCO Build America Bond Exchange-Traded Fund, PIMCO Enhanced Short Maturity Exchange-Traded Fund, PIMCO Foreign Currency Strategy Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Exchange-Traded Fund, PIMCO Short Term Municipal Bond Exchange-Traded Fund and PIMCO Total Return Exchange-Traded Fund (constituting PIMCO ETF Trust, hereafter referred to as the “Funds”) at June 30 2013, the results of each of their operations and the changes in each of their net assets, the cash flows for the PIMCO Global Advantage® Inflation-Linked Bond Echange-Traded Fund and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 16, 2013

ANNUAL REPORT	JUNE 30, 2013	117

Federal Income Tax Information

(Unaudited)

Exempt Interest Dividends. Pursuant to Section 852(b)(5) of the Internal Revenue Code, the Funds below designated the following percentages of income dividends paid as exempt interest dividends for the fiscal year ended June 30, 2013:

PIMCO Intermediate Municipal Bond Exchange-Traded Fund	96%
PIMCO Short-Term Municipal Bond Exchange-Traded Fund	100%

Long Term Capital Gains Designations. Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designated the following amounts as capital gains dividends for the fiscal year ended June 30, 2013:

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$345,386
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	148,113
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	131,937
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	9,685
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	551,541
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	307,026
PIMCO Australia Bond Index Exchange-Traded Fund	34,356
PIMCO Germany Bond Index Exchange-Traded Fund	3,384
PIMCO Build America Bond Exchange-Traded Fund	563,121
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	92,862
PIMCO Short-Term Municipal Bond Exchange-Traded Fund	5,087

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2013 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2013 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Qualified Interest Income	Qualified Short-Term Capital Gain
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$744,071	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	459,642	17,129
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	512,308	10,527
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	28	0
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	204,455	509,067
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	5,114,686	47,791
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,800,200	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,074,625	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	44,538,750	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	8,935,319	1,222,193
PIMCO Australia Bond Index Exchange-Traded Fund	0	102,858
PIMCO Canada Bond Index Exchange-Traded Fund	0	84,867
PIMCO Germany Bond Index Exchange-Traded Fund	0	3,013
PIMCO Build America Bond Exchange-Traded Fund	1,972,335	541,417
PIMCO Enhanced Short Maturity Exchange-Traded Fund	21,125,260	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	176,347	1,001,677
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	4,561,050	166,857
PIMCO Short Term Municipal Bond Exchange-Traded Fund	506,207	0
PIMCO Total Return Exchange-Traded Fund	72,608,583	31,360,340

118	PIMCO ETF TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	WST	Westpac Banking Corp.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	PHP	Philippine Peso
CAD	Canadian Dollar	ILS	Israeli Shekel	PLN	Polish Zloty
CHF	Swiss Franc	INR	Indian Rupee	RUB	Russian Ruble
CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi	MXN	Mexican Peso	SGD	Singapore Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed

Other Abbreviations:
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	FDIC	Federal Deposit Insurance Corp.
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

ANNUAL REPORT	JUNE 30, 2013	119

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	167	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	160	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	167	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	160	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	160	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	160	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	160	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified

120	PIMCO ETF TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Donald W. Suskind (1973) Vice President	05/2009 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	JUNE 30, 2013	121

Privacy Policy

(Unaudited)

The Funds! consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

122	PIMCO ETF TRUST

Approval of Investment Management Agreement

(Unaudited)

Approval of the Investment Management Agreement for the PIMCO Foreign Currency Strategy Exchange-Traded Fund

On May 23, 2011, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Management Agreement (the “Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of the PIMCO Foreign Currency Strategy Exchange-Traded Fund (the “Fund”) for an initial two-year term. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to the Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approval of the Agreement are described below.

1.	INFORMATION RECEIVED

(a) Materials Reviewed: The Trustees received a wide variety of materials relating to the services proposed to be provided by PIMCO. The Board reviewed information relating to the proposed fund operations, including the Fund’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO to the Trust. In considering whether to approve the Agreement, the Board also reviewed comparative industry data with regard to fees and expenses of funds with investment objectives and policies similar to those of the Fund. The Board also received and reviewed materials provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the approval of the Agreement. The Board also reviewed information about the personnel who would be providing investment management services and supervisory and administrative services to the Fund.

(b) Review Process: In connection with the approval of the Agreement, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreement. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreement are likely to benefit the Fund and its shareholders.

(b) Other Services: The Board considered the nature, extent, and quality of supervisory and administrative services to be provided by PIMCO to the Fund under the Agreement. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the Fund and its shareholders.

3.	INVESTMENT PERFORMANCE

As the Fund had not yet commenced operations at the time the Agreement was considered, the Trustees did not receive nor consider investment performance information for the Fund.

4.	MANAGEMENT FEE AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing the management fee for the Fund, it considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on

ANNUAL REPORT	JUNE 30, 2013	123

Approval of Investment Management Agreement (Cont.)

(Unaudited)

potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to the Fund’s potential investors.

The Board reviewed the proposed management fee and estimated total expenses of the Fund (as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from Lipper that compared the average and median management fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the Fund’s estimated total expenses to other funds in the Lipper Expense Group, and found the Fund’s estimated total expenses to be reasonable. The Board noted that, even though the Fund was an actively managed strategy, the proposed management fee was lower than the fees of several passive ETFs already in the market. The Board did not consider the management fees of any separate accounts because PIMCO did not manage any accounts with investment strategies similar to the Fund’s investment strategies.

The Board also considered the Fund’s unified fee structure, under which the Fund would pay for the advisory and supervisory and administrative services it requires for a unified fee, and in return, PIMCO would provide or procure such services and bear the costs of various third party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as the costs of qualifying and listing Fund shares with any securities exchange or other trading system. The Board noted that the unified fee leads to fund fees that are fixed, rather than variable. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels. The Board concluded that the Fund’s proposed fees were reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on fund fees that would be beneficial to the Fund and its shareholders.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for the Fund by waiving a portion of its management fee or reimbursing the Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to the Fund exceeds 0.0049% in any year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the management fee to be charged by PIMCO, as well as the estimated total expenses of the Fund, are reasonable and approval of the Agreement would likely benefit the Fund and its shareholders.

5.	ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the Fund had not yet commenced operations at the time of the Board meeting, information regarding PIMCO’s costs and the profitability of PIMCO’s relationship with the Fund was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in the expense ratio due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee. The Board noted that PIMCO may share the benefits of economies of scale with the Fund and its shareholders by offering enhanced or additional services. The Board noted that PIMCO had taken on the risk that Fund expenses would increase or that assets would decline over time.

The Board concluded that the Fund’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Fund, to the benefit of Fund shareholders.

6.	ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	CONCLUSIONS

Based on its review, including its consideration of each of the factors referenced above, the Board concluded that the Agreement was fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders would likely receive reasonable value in return for the management fee and other amounts paid to PIMCO by the Fund, and that the approval of the Fund’s Agreement was in the best interests of the Fund and its shareholders.

124	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO ETF Trust.

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ETF3001AR_063013

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)     The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

	(a) Fiscal Year Ended	Audit Fees
	June 30, 2013	$438,780
	June 30, 2012	$389,124

	(b) Fiscal Year Ended	Audit-Related Fees
	June 30, 2013	$4,500
	June 30, 2012	—	(1)

	(c) Fiscal Year Ended	Tax Fees(2)
	June 30, 2013	—
	June 30, 2012	—

	(d) Fiscal Year Ended	All Other Fees(3)
	June 30, 2013	—
	June 30, 2012	—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) There were no “Audit-Related Fees” for this fiscal year.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)     Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)      Not applicable.

g)

Entity	Aggregate Non-Audit Fees Billed to Entity
	June 30, 2013	June 30, 2012
PIMCO ETF Trust	$4,500	$—
Pacific Investment Management Company LLC (“PIMCO”)	5,051,773	4,243,854
Allianz Global Investors Fund Management LLC	650,655	843,275
Allianz Asset Management of America L.P.	4,771,197	4,125,377

Totals	$10,484,125	$9,212,506

h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

Ronald C. Parker;

William J. Popejoy

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: August 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: August 22, 2013

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: August 21, 2013